SCHEDULE 14A

                     Information Required in Proxy Statement

Reg.ss. 240.14a-101

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
 ...............................................................................

                (Name of Registrant as Specified in its Charter)

 ...............................................................................

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [ ] No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       1)       Title of each class of securities to which transaction applies:



       2)       Aggregate number of securities to which transaction applies:



       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



       4)       Proposed maximum aggregate value of transaction:



       5)       Total fee paid:



[ X ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)       Amount Previously Paid:
      .........................................................................
       2)       Form, Schedule or Registration Statement No.:
      .........................................................................
       3)       Filing Party:
      .........................................................................
       4)       Date Filed:
      .........................................................................

FSA

Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, New York 10022

                                                                 April 14, 2000

Dear Shareholder:

          You are invited to attend the 2000 annual meeting of shareholders of Financial Security Assurance Holdings Ltd. (the "Company"), which will be held at 9:00 a.m. (New York City time) on Thursday, May 18, 2000. The meeting will be held at our offices, which are located at 350 Park Avenue, 13th Floor, New York, New York 10022.

          As described in the accompanying proxy statement, at the annual meeting you will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Merger among Dexia S.A., PAJY Inc. and the Company, pursuant to which PAJY Inc. will be merged with and into the Company, and each outstanding share of our common stock (other than treasury stock and shares owned directly or indirectly by Dexia S.A.) will be converted into the right to receive $76.00 in cash and each outstanding share of our preferred stock (other than shares owned directly or indirectly by Dexia S.A.) will be converted into the right to receive $46.35 in cash ($76 minus the conversion price for the conversion of a share of preferred stock into a share of common stock), without interest. In addition, at the annual meeting, you will be asked to vote on the election of 13 directors and to approve our selection of independent auditors for 2000.

          Our board of directors has determined that the merger is in the best interest of the Company and has approved the merger agreement and the merger by a unanimous vote of the directors present. In connection with its evaluation of the proposed merger, our board engaged Goldman, Sachs & Co. as its financial advisor. Goldman Sachs has rendered its written opinion that, as of March 13, 2000, based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, the cash merger consideration of $76 per share of common stock to be received in the merger is fair, from a financial point of view, to our shareholders (other than Dexia and White Mountains Insurance Group, Ltd.). Goldman Sachs has confirmed such opinion in writing as of the date hereof. Such confirmation is attached as Appendix B to the attached proxy statement and should be read carefully and in its entirety. Our board unanimously recommends that you vote "FOR" approval of the merger agreement. Our board also unanimously recommends that you vote "FOR" the election of all nominees for director and "FOR" approval of PricewaterhouseCoopers LLP as our independent auditors for 2000.

          Consummation of the merger is subject to certain conditions, including approval of the merger agreement by the affirmative vote of the holders of two-thirds of the outstanding shares of our common and preferred stock, voting together as a class, as well as approval of two-thirds of the outstanding shares of our preferred stock, voting separately as a class. Holders of approximately 47% of the total outstanding shares of common stock and preferred stock, including White Mountains, which is also the holder of all the shares of preferred stock, have entered into voting agreements with Dexia pursuant to which they have agreed to vote their shares of our stock in favor of the merger agreement. Election of the directors requires the approval of a plurality, and approval of the selection of the independent auditors requires the approval of a majority, of all shares of common stock and preferred stock voting on such proposals, voting together as a class. Only holders of our stock of record at the close of business on April 14, 2000, are entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof.

          WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD.

          The accompanying proxy statement provides you with a summary of the proposed merger and additional information about the parties involved and their interests, as well as further information regarding the proposals to elect directors and approve the selection of independent auditors.

                                             Sincerely,



                                             /s/ Robert P. Cochran
                                             ---------------------------------
                                             Robert P. Cochran,
                                             Chairman of the Board and
                                             Chief Executive Officer

350 Park Avenue
New York, New York 10022
April 14, 2000


                   Financial Security Assurance Holdings Ltd.

                    Notice of Annual Meeting of Shareholders


To the Shareholders of Financial Security Assurance Holdings Ltd.:

          The annual meeting of shareholders of Financial Security Assurance Holdings Ltd. (the "Company") will be held at the offices of the Company at 350 Park Avenue, 13th Floor, New York, New York 10022, on Thursday, May 18, 2000, at 9:00 a.m., New York City time, for the following purposes:

          o to approve an Agreement and Plan of Merger, providing for the merger of PAJY Inc. with and into the Company, with the Company being the surviving corporation. In the merger, each outstanding share of Common Stock, $.01 par value per share, of the Company (other than shares held directly or indirectly by Dexia S.A.) will be converted into the right to receive $76 in cash, without interest, and each outstanding share of Series A Convertible Redeemable Preferred Stock, par value $.01 per share, of the Company (other than shares owned directly or indirectly by Dexia S.A.) will be converted into the right to receive $46.35 in cash ($76 minus the exercise price for the conversion of a share of preferred stock into a share of common stock), without interest. The merger agreement is more fully described in the accompanying proxy statement and is attached as Appendix A to the proxy statement;

          o to elect 13 directors of the Company for terms expiring at the 2001 Annual Meeting;

          o to approve the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the Company for the year 2000; and

          o to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Shareholders of record at the close of business on April 14, 2000, will be entitled to vote at the meeting, whether in person or by proxy.

          The accompanying proxy statement describes the proposed merger, the actions to be taken in connection with the merger and additional information about the parties involved and their interests, as well as further information regarding the proposals to elect directors and appoint the independent auditors for the Company. Please give all this information your careful attention.

          THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT, "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR, AND "FOR" APPROVAL OF THE SELECTION OF PRICEWATERHOUSECOOPERS AS INDEPENDENT AUDITORS OF THE COMPANY FOR 2000.

          WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING, INCLUDING ANY ADJOURNMENT OR POSTPONEMENT THEREOF, MAY REVOKE SUCH HOLDER'S PROXY AND VOTE PERSONALLY ON THE MERGER AGREEMENT AND THE OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING. EXECUTED PROXIES WITH NO INSTRUCTIONS INDICATED THEREON WILL BE VOTED "FOR" ALL THREE PROPOSALS.

          PLEASE DO NOT SEND YOUR SHARE CERTIFICATES AT THIS TIME.


                                  By order of the Board of Directors,




                                  /s/ Bruce E. Stern
                                  --------------------------------------
                                  Bruce E. Stern,
                                  Secretary

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 18, 2000


          We are soliciting your vote at our upcoming annual meeting of shareholders. If you complete, sign and return the enclosed proxy card, we will vote your shares at the meeting, or any adjournment or postponement of the meeting, in the manner that you have indicated or, if you have not specified how you wish to vote your shares, we will vote them as recommended by our board of directors. You may revoke your proxy at any time before it is used.

          The record date for determining shareholders entitled to vote at the meeting is April 14, 2000. We have two classes of outstanding voting securities: Common Stock, par value $.01 per share, and Series A Convertible Redeemable Preferred Stock, par value $.01 per share. On the record date, 33,517,995 shares of our common stock (including 511,031 shares owned by a trust on our behalf but excluding 158,306 shares of treasury stock) and 2,000,000 shares of our preferred stock were outstanding. Each share is entitled to one vote, with the holder of our preferred stock voting together as a single class with the holders of our common stock on all proposals to be voted upon at the meeting. In addition, the shares of preferred stock are entitled to vote separately as a class on the proposed merger agreement.

          The mailing address of our principal executive offices is 350 Park Avenue, New York, New York 10022. We are mailing this proxy statement and the accompanying notice of annual meeting of shareholders and proxy card, on or about April 17, 2000, to shareholders of record at the close of business on the record date.

          At the annual meeting, our shareholders will consider and vote upon a proposal to approve an Agreement and Plan of Merger providing for the acquisition of the Company by Dexia S.A. A copy of the merger agreement is attached to this proxy statement as Appendix A. Pursuant to the merger agreement, PAJY Inc., a New York corporation owned by Dexia S.A., will be merged with and into the Company. In the merger, each outstanding share of our common stock (other than shares held directly or indirectly by Dexia) will be canceled and converted automatically into the right to receive $76 in cash, without interest, and each outstanding share of our preferred stock (other than shares held directly or indirectly by Dexia) will be canceled and converted automatically into the right to receive $46.35 in cash ($76 minus the conversion price for the conversion of a share of preferred stock into a share of common stock), without interest. As a result of the merger, our shareholders will no longer own an equity interest in the Company and the Company will become a privately held company wholly-owned by Dexia. Our current executive officers have agreed to retain their positions with the surviving entity in the merger. The aggregate consideration payable by Dexia in the merger (excluding fees and expenses but including amounts payable to a subsidiary of White Mountains Insurance Group Ltd. under a stock purchase and indemnity agreement pursuant to which Dexia will purchase all our shares held by White Mountains immediately prior to the merger for the merger consideration) is approximately $2.64 billion.

          The  consummation  of the merger is subject to a number of conditions
and,  accordingly,   there  can  be  no  assurance  that  the  merger  will  be consummated.

          At the annual meeting, shareholders will also be asked to elect 13 directors and approve our selection of independent auditors for 2000.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD. PLEASE DO NOT SEND IN SHARE CERTIFICATES NOW. IN THE EVENT THE MERGER IS CONSUMMATED, YOU WILL BE SENT WRITTEN INSTRUCTIONS FOR EXCHANGING YOUR CERTIFICATES FOR THE MERGER CONSIDERATION TO WHICH YOU ARE ENTITLED.

          YOU ARE URGED TO READ AND CONSIDER CAREFULLY THE INFORMATION CONTAINED IN THIS PROXY STATEMENT AND TO CONSULT WITH YOUR PERSONAL FINANCIAL AND TAX ADVISORS.

          THE MERGER HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC PASSED UPON THE FAIRNESS OR
MERITS OF THE MERGER NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                TABLE OF CONTENTS


                                                                           Page

SUMMARY.......................................................................3
THE ANNUAL MEETING...........................................................10
Record date and quorum requirement...........................................10
Voting procedures; Required vote; Revocability of proxy......................11
Shares.......................................................................11
Certain Abbreviations........................................................11
PROPOSAL 1:  APPROVAL OF THE MERGER AGREEMENT................................12
The Parties..................................................................12
Financial Security Assurance Holdings Ltd....................................12
Directors' biographies.......................................................13
Dexia........................................................................14
PAJY Inc.....................................................................14
Special Factors..............................................................14
Background of the merger.....................................................14
Opinion of Goldman Sachs.....................................................16
Recommendation of our Board of Directors; Purpose of and reasons for the merger..................................................................24
Conflicts of interest........................................................24
Certain effects of the merger................................................25
Federal income tax consequences..............................................26
Approvals....................................................................26
Dissenters' rights...........................................................27
Source of funds..............................................................27
Fees and Expenses............................................................27
The Merger Agreement.........................................................27
The merger...................................................................27
Effective time of the merger.................................................27
Payment for shares...........................................................27
Representations and warranties...............................................28
Covenants....................................................................29
Termination..................................................................30
No solicitation of transactions..............................................31
Fiduciary out................................................................31
Break-up fee payable to Dexia................................................31
Break-up fee payable to us...................................................32
Employee benefits and compensation...........................................32
Regulatory filings and other matters.........................................33
Conditions to the merger.....................................................33
Expenses.....................................................................33
Amendment and waiver.........................................................33
PROPOSAL 2: ELECTION OF DIRECTORS............................................34
THE BOARD OF DIRECTORS AND ITS COMMITTEES....................................36
EXECUTIVE OFFICERS OF THE COMPANY............................................37
PROPOSAL 3: APPROVAL OF SELECTION OF INDEPENDENT AUDITORS....................37
OWNERSHIP OF THE COMPANY.....................................................38
EXECUTIVE COMPENSATION.......................................................40
LONG TERM INCENTIVE PLANS--AWARDS IN 1999....................................42
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................45
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION..................45
STOCK PRICE PERFORMANCE......................................................46
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...............................47
OTHER MATTERS................................................................49
DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL
 MEETING.....................................................................49
ADDITIONAL INFORMATION.......................................................50
WHERE YOU CAN FIND MORE INFORMATION..........................................50

APPENDIX A Merger agreement.................................................A-1
APPENDIX B Fairness opinion.................................................B-1

                                     SUMMARY

          This summary highlights selected information from this proxy statement relating to the proposed merger and may not contain all of the information that may be important to you. To understand the merger and related matters fully and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement and the attached documents. Where appropriate, items in this summary include a cross reference directing you to a more complete description included elsewhere in this proxy statement.

The Annual Meeting

Time and Place of the Annual Meeting....   The    annual    meeting    of   our
                                           shareholders will be held on May 18,
                                           2000,  at 9:00 a.m.,  local time, at
                                           our offices at 350 Park Avenue, 13th
                                           Floor,  New  York,  New York  10022.


Purpose of the Annual Meeting.........     At   the   annual    meeting,    our
                                           shareholders  will consider and vote
                                           on:

                                           o   a proposal to approve the merger
                                               agreement  which is  attached to
                                               this proxy statement as Appendix
                                               A. Under the  merger  agreement,
                                               PAJY  Inc.,  a  new  corporation
                                               organized and existing under the
                                               laws  of New  York,  will  merge
                                               with and into the Company,  with
                                               the  Company  as  the  surviving
                                               corporation in the merger.  Each
                                               outstanding  share of our common
                                               stock, par value $.01 per share,
                                               other  than  treasury  stock and
                                               stock    held     directly    or
                                               indirectly  by Dexia S.A.,  will
                                               be converted  automatically into
                                               the  right  to  receive  $76  in
                                               cash,  without  interest.   Each
                                               outstanding    share    of   our
                                               preferred  stock, par value $.01
                                               per share, other than stock held
                                               directly or indirectly by Dexia,
                                               will be converted  automatically
                                               into the right to receive $46.35
                                               in   cash    ($76    minus   the
                                               conversion    price    for   the
                                               conversion   of   a   share   of
                                               preferred  stock into a share of
                                               common stock), without interest.
                                               See "The  Merger  Agreement--The
                                               merger" beginning on page 27;

                                           o   election  of  13  directors  for
                                               terms   expiring   at  the  2001
                                               annual meeting; and

                                           o   approval of the  appointment  of
                                               PricewaterhouseCoopers   LLP  as
                                               our independent auditors for the
                                               year  2000.   Record   Date  and


Quorum................................     Our board of directors has fixed the
                                           close of business on April 14, 2000,
                                           as the record  date for  determining
                                           shareholders  entitled to notice of,
                                           and to vote at, the  annual  meeting
                                           and     any      adjournments     or
                                           postponements  thereof.  Each holder
                                           of record  of  shares of our  common
                                           stock  and  preferred  stock  at the
                                           close of business on the record date
                                           is  entitled  to one  vote  for each
                                           share  then  held  on  each   matter
                                           submitted to a vote of shareholders.
                                           In  addition,  the  holders  of  the
                                           shares of our preferred  stock as of
                                           the close of  business on the record
                                           date are entitled to vote separately
                                           on  the  merger  agreement.  At  the
                                           close  of  business  on  the  record
                                           date,   33,517,995   shares  of  our
                                           common  stock   (including   511,031
                                           shares  owned  by  a  trust  on  our
                                           behalf but excluding  158,306 shares
                                           of  treasury  stock)  and  2,000,000
                                           shares of our  preferred  stock were
                                           outstanding.   The   holders   of  a
                                           majority of the  outstanding  shares
                                           of common and  preferred  stock must
                                           be present in person or  represented
                                           by proxy to  constitute a quorum for
                                           the  transaction  of  business.  See
                                           "THE ANNUAL MEETING--Record date and
                                           quorum  requirement"   beginning  on
                                           page   10.    Required    Vote   and


Proxies...............................     The affirmative  vote of the holders
                                           of  two-thirds  of  the  outstanding
                                           shares of our common  and  preferred
                                           stock,  voting  together as a class,
                                           is  required  to approve  the merger
                                           agreement.    In    addition,    the
                                           affirmative  vote of  two-thirds  of
                                           the   outstanding   shares   of  our
                                           preferred stock,  voting  separately
                                           as a class,  is  required to approve
                                           the merger  agreement.  A failure to
                                           vote or a vote to abstain  will have
                                           the  same  effect  as  a  vote  cast
                                           against   approval   of  the  merger
                                           agreement.

                                           Brokers who hold ordinary  shares as
                                           nominees will not have discretionary
                                           authority to vote such shares in the
                                           absence  of  instructions  from  the
                                           beneficial   owners   and  a  broker
                                           non-vote  will have the same  effect
                                           as  a  vote   against   the   merger
                                           agreement.

                                           White  Mountains,   MediaOne,  Tokio
                                           Marine  and XL  have  signed  voting
                                           agreements  with Dexia,  pursuant to
                                           which they have agreed to vote their
                                           shares  of our stock in favor of the
                                           merger agreement,  provided that the
                                           merger  agreement is not terminated.
                                           These  shareholders   together  hold
                                           13,848,648   shares  of  our  common
                                           stock   (approximately  41%  of  all
                                           outstanding  shares  of  our  common
                                           stock).  White  Mountains  holds all
                                           2,000,000  outstanding shares of our
                                           preferred stock.  These shareholders
                                           together hold  approximately  47% of
                                           all outstanding shares of our common
                                           stock and preferred stock.

                                           Shareholders    are   requested   to
                                           promptly  complete,  date,  sign and
                                           return the accompanying  proxy card.
                                           A shareholder  may revoke a proxy at
                                           any time prior to its exercise.  See
                                           "THE   ANNUAL    MEETING--    Voting
                                           procedures;      Required      vote;
                                           Revocability of proxy"  beginning on
                                           page 11.

The Parties

The Company...........................     The name of our Company is Financial
                                           Security   Assurance  Holdings  Ltd.
                                           Through our wholly owned subsidiary,
                                           Financial  Security  Assurance Inc.,
                                           we  are  primarily  engaged  in  the
                                           business  of   providing   financial
                                           guaranty  insurance on  asset-backed
                                           and   municipal   obligations.   The
                                           claims-paying  ability of  Financial
                                           Security  Assurance  Inc.  is  rated
                                           "triple-A"  by the major  securities
                                           ratings   agencies  and  obligations
                                           insured   by   Financial    Security
                                           Assurance Inc. are generally awarded
                                           "triple-A" ratings by reason of such
                                           insurance.

                                           Our principal  executive offices are
                                           located  at  350  Park  Avenue,  New
                                           York, New York 10022.  Our telephone
                                           number  at that  location  is  (212)
                                           826-0100.

Dexia.................................     Dexia S.A.,  a Belgian  corporation,
                                           conducts  its   business   primarily
                                           through  its  banking  subsidiaries.
                                           These  subsidiaries  are  engaged in
                                           government  finance,  public  sector
                                           project finance,  retail and private
                                           banking,  asset  management and fund
                                           administration.      Through     its
                                           subsidiaries,   Dexia   engages   in
                                           business  throughout Europe and also
                                           maintains  offices in the  Americas,
                                           Asia  and   Australia.   The  senior
                                           unsecured debt of Dexia's  principal
                                           operating subsidiaries (Dexia Credit
                                           Local de France and Credit  Communal
                                           de   Belgique)   is  rated   AA+  by
                                           Standard & Poor's  Ratings  Services
                                           and   Aa1   by   Moody's   Investors
                                           Service,  Inc. According to its 1999
                                           Activity    Report,     Dexia    had
                                           approximately  euro 244  billion  of
                                           consolidated   assets   and  euro  6
                                           billion of Tier 1 equity at December
                                           31, 1999. Shares of Dexia are listed
                                           on   the    Brussels,    Paris   and
                                           Luxembourg stock exchanges,  and are
                                           included in two major  stock  market
                                           indexes, the BEL20 and CAC40.

                                           The principal  executive  offices of
                                           Dexia  are   located  at   Boulevard
                                           Pacheco   44,    B-1000    Brussels,
                                           Belgium. Dexia's telephone number at
                                           that  location  is 011 (32) 2 222 11
                                           11.

PAJY Inc..............................     PAJY   Inc.   is   a    newly-formed
                                           corporation  organized  and existing
                                           under  the laws of New  York.  Dexia
                                           indirectly  owns all the  shares  of
                                           PAJY Inc.  PAJY Inc.  was  organized
                                           solely for the  purpose of  entering
                                           into the merger  agreement  with the
                                           Company and  completing  the merger,
                                           and has not  conducted  any business
                                           operations. Special Factors

Recommendation of the Board...........     On  March   13,   2000,   our  board
                                           approved  the merger  agreement  and
                                           recommended  that  our  shareholders
                                           approve  the  merger   agreement  by
                                           unanimous  vote of  those  directors
                                           present. In connection with the
                                           foregoing, our board determined that
                                           the  merger is in the best  interest
                                           of the Company.  In connection  with
                                           its   recommendations,   our   board
                                           relied upon, among other things, the
                                           analyses and findings of our board's
                                           financial advisor,  Goldman, Sachs &
                                           Co. See "Special  Factors--
                                           Recommendation   of  our   Board  of
                                           Directors;  Purpose  of and  reasons
                                           for the  merger"  beginning  on page
                                           24, and "--Opinion of Goldman Sachs"
                                           beginning on page 16.

                                           OUR   BOARD   RECOMMENDS   THAT  OUR
                                           SHAREHOLDERS  VOTE "FOR" APPROVAL OF
                                           THE MERGER AGREEMENT.

Opinion of the Financial Advisor......     Goldman,  Sachs & Co.  provided  its
                                           opinion to our board that, as of the
                                           date of  such  opinion,  the  merger
                                           consideration   was   fair   from  a
                                           financial   point  of  view  to  our
                                           shareholders  (other  than Dexia and
                                           White Mountains).  Goldman Sachs has
                                           confirmed  its opinion in writing as
                                           of the date of this proxy statement.

                                           The   full   text  of  the   written
                                           confirmation   of   Goldman   Sachs'
                                           opinion,     which     sets    forth
                                           assumptions made, matters considered
                                           and   limitations   on  the   review
                                           undertaken  in  connection  with the
                                           opinion,  is  attached as Appendix B
                                           and  incorporated  by reference into
                                           this proxy statement. The opinion of
                                           Goldman Sachs does not  constitute a
                                           recommendation  as to how you should
                                           vote  with  respect  to  the  merger
                                           agreement.  We urge  you to read the
                                           opinion   in   its   entirety.   See
                                           "Special Factors--Opinion of Goldman
                                           Sachs" beginning on page 16.

                                           We have agreed to pay Goldman  Sachs
                                           a transaction fee equal to 0.625% of
                                           the aggregate merger  consideration.
                                           If the merger is  consummated at the
                                           $76 per common  share  offer  price,
                                           Goldman    Sach's    fee   will   be
                                           approximately    $16   million   for
                                           services  as  financial  advisor and
                                           rendering  its opinion to the board.
                                           We have  also  agreed  to  indemnify
                                           Goldman   Sachs   against    certain
                                           liabilities,    including    certain
                                           liabilities    under   the   federal
                                           securities    laws.   See   "Special
                                           Factors--  Opinion of Goldman Sachs"
                                           beginning on page 16.

Purpose of and Reasons for the
 Merger...............................     Dexia's  purpose for engaging in the
                                           transactions   contemplated  by  the
                                           merger  agreement is to acquire 100%
                                           of our ordinary shares.  As a result
                                           of the merger, Dexia will indirectly
                                           own all the shares of the  surviving
                                           entity in the merger and the Company
                                           will    become   a    privately-held
                                           company.  See "Special Factors--
                                           Recommendation of our Board
                                           of Directors; Purpose of and reasons
                                           for the  merger"  beginning  on page
                                           24.

Conflicts of Interest.................     In considering the recommendation of
                                           our board with respect to the merger
                                           agreement,  you should be aware that
                                           some of our officers  and  directors
                                           and  affiliates  of our officers and
                                           directors    have    interests    in
                                           connection with the merger which may
                                           present    them   with   actual   or
                                           potential   conflicts  of  interest,
                                           which are  described  in more detail
                                           under "Special Factors--Conflicts of
                                           interest" beginning on page 24.

                                           We expect to  continue to employ the
                                           current  members of our  management.
                                           Robert P. Cochran,  our Chairman and
                                           Chief  Executive  Officer,  Roger K.
                                           Taylor,   our  President  and  Chief
                                           Operating   Officer,   and  Sean  W.
                                           McCarthy,    our   Executive    Vice
                                           President,    have    entered   into
                                           employment   agreements   with   us,
                                           conditioned upon the consummation of
                                           the    merger.     The    employment
                                           agreements    provide   that   these
                                           executives   will   continue  to  be
                                           employed  for four  years  following
                                           the merger,  with  compensation  and
                                           benefits  at  least   comparable  to
                                           their   current   compensation   and
                                           benefits.

                                           White  Mountains  has entered into a
                                           stock    purchase   and    indemnity
                                           agreement  with  Dexia  pursuant  to
                                           which  Dexia has agreed to  purchase
                                           all the shares of a White  Mountains
                                           subsidiary   that,  in  turn,   owns
                                           shares of our  stock.  The  purchase
                                           price  paid to White  Mountains  per
                                           Company  share   purchased  will  be
                                           equal to the merger consideration
                                           for  such  share.   By  selling  its
                                           shares   pursuant   to   the   stock
                                           purchase  and  indemnity   agreement
                                           rather  than  in the  merger,  White
                                           Mountains   expects   to  sell   its
                                           interest   in  the   Company   in  a
                                           tax-efficient manner.

Federal Income Tax Consequences.......     The   receipt  of  the  cash  merger
                                           consideration  by a  holder  of  our
                                           shares through the merger  generally
                                           will be a  taxable  transaction  for
                                           U.S. federal income tax purposes. We
                                           urge   you  to   consult   your  tax
                                           advisors to determine  the effect of
                                           the merger under applicable federal,
                                           state,  local and  foreign tax laws.
                                           See "Special Factors--Federal income
                                           tax consequences"  beginning on page
                                           26.

Rights of Dissenting Shareholders.....     Under New York law, shareholders are
                                           not  entitled  to  any   dissenter's
                                           rights,   rights  of   appraisal  or
                                           similar  rights in  connection  with
                                           the merger.

Regulatory Approvals..................     The  obligation of each of Dexia and
                                           the Company to consummate the merger
                                           is conditioned  upon the approval of
                                           the   change  in   control   of  our
                                           insurance  company  subsidiaries  by
                                           insurance regulatory  authorities in
                                           New York,  Oklahoma  and the  United
                                           Kingdom,  as well as  determinations
                                           by insurance regulatory  authorities
                                           in New  York,  Oklahoma,  California
                                           and    Delaware    of    no foreign
                                           government   control  following  the
                                           merger.  We  understand  that, as of
                                           the  date of this  proxy  statement,
                                           Dexia   has   filed   all   required
                                           applications with New York, Oklahoma
                                           and the  United  Kingdom,  but  such
                                           approvals    have   not   yet   been
                                           obtained.    In    addition,     the
                                           obligation  of each of Dexia and the
                                           Company to consummate  the merger is
                                           subject to the  expiration  or early
                                           termination of the required  waiting
                                           period  under the  Hart-Scott-Rodino
                                           Antitrust  Improvements Act of 1976.
                                           We also  understand  that Dexia will
                                           require  the prior  approval  of the
                                           Federal    Reserve   to   become   a
                                           "financial  holding  company"  under
                                           the  recently  enacted  Gramm-Leach-
                                           Bliley   Act  in  order  to  acquire
                                           control  of the  Company  as Dexia's
                                           bank  subsidiaries  operate a branch
                                           and  an  agency  in  the  U.S.   See
                                           "SPECIAL         FACTORS--Approvals"
                                           beginning on page 26.

The  Merger Agreement

The Merger............................     The merger agreement  provides that,
                                           subject to  satisfaction  of certain
                                           conditions, PAJY Inc. will be merged
                                           with and into the  Company and that,
                                           following  the merger,  the separate
                                           existence  of PAJY Inc.  will  cease
                                           and the Company will continue as the
                                           surviving  corporation.  As  of  the
                                           effective  time of the merger,  each
                                           of our issued and outstanding shares
                                           (other  than  treasury   shares  and
                                           shares held  directly or  indirectly
                                           by  Dexia)  will,  by  virtue of the
                                           merger,  be canceled  and  converted
                                           into  the  right to  receive  $76 in
                                           cash,  in the case of  shares of our
                                           common  stock,  and  $46.35  in cash
                                           ($76 minus the  conversion  price to
                                           convert a share of  preferred  stock
                                           into a share of  common  stock),  in
                                           the case of shares of our  preferred
                                           stock,   in   each   case,   without
                                           interest. See "The Merger Agreement"
                                           beginning on page 27.

Effective Time of the Merger
 and Payment for Shares...............     The effective  time of the merger is
                                           currently   expected  to  occur  six
                                           business days after the satisfaction
                                           or waiver of the  conditions  to the
                                           merger   contained   in  the  merger
                                           agreement.     See    "The    Merger
                                           Agreement--Conditions to the merger"
                                           beginning   on  page  33.   Detailed
                                           instructions   with  regard  to  the
                                           surrender  of  share   certificates,
                                           together    with   a    letter    of
                                           transmittal,  will be  forwarded  to
                                           shareholders  by  the  paying  agent
                                           promptly   following  the  effective
                                           time  of  the  merger.  Shareholders
                                           should not submit their certificates
                                           to the paying  agent until they have
                                           received such materials.  The paying
                                           agent  will  send   payment  of  the
                                           merger   consideration   to  you  as
                                           promptly  as  practicable  following
                                           receipt  by  the  paying   agent  of
                                           certificates   and  other   required
                                           documents.  No interest will be paid
                                           or accrued on the cash  payable upon
                                           the surrender of  certificates.  See
                                           "The Merger  Agreement--Payment  for
                                           shares" beginning on page 27.

                                           You   should   not  send  any  share
                                           certificates  to  us at  this  time.


Conditions to the Merger..............     Each party's  obligation to complete
                                           the    merger    is    subject    to
                                           satisfaction    of   a   number   of
                                           conditions,  including  with respect
                                           to one or both parties:

                                           o   the merger  agreement shall have
                                               been   approved  by  holders  of
                                               two-thirds  of  the  outstanding
                                               shares   of   our   common   and
                                               preferred  stock voting together
                                               as a class,  and holders of two-
                                               thirds of the outstanding shares
                                               of our preferred  stock,  voting
                                               separately as a class;

                                           o   the  regulatory   approvals  and
                                               determinations  described  above
                                               shall have been received;

                                           o   the sale to  Dexia of the  White
                                               Mountains  subsidiary that holds
                                               White Mountains' interest in the
                                               Company    shall    have    been
                                               completed;

                                           o   at  least   two  of   Robert  P.
                                               Cochran,  our Chairman and Chief
                                               Executive   Officer;   Roger  K.
                                               Taylor,  our President and Chief
                                               Operating  Officer;  and Sean W.
                                               McCarthy,   our  Executive  Vice
                                               President,  shall continue to be
                                               our employees and continue to be
                                               parties to  existing  employment
                                               agreements with the Company; and

                                           o   the      representations     and
                                               warranties  of the  Company  and
                                               Dexia  shall be true and correct
                                               (subject,   in  most  cases,  to
                                               certain  materiality  standards)
                                               as of the effective  time of the
                                               merger.

                                           Any or all  of the  conditions  that
                                           have  not  been   satisfied  may  be
                                           waived (other than  conditions  that
                                           are   required   by  law,   such  as
                                           approval of the merger  agreement by
                                           our shareholders, certain regulatory
                                           approvals   and   the   absence   of
                                           injunctions  enjoining  the merger).
                                           See           "The            Merger
                                           Agreement--Conditions to the merger"
                                           beginning  on page  33.  Even if our
                                           shareholders   approve   the  merger
                                           agreement, we cannot assure you that
                                           the merger will be consummated.

Termination...........................     At any time  prior to the  effective
                                           time  of  the  merger,   the  merger
                                           agreement   may  be   terminated  by
                                           mutual   written   consent   of  the
                                           parties.

                                           The   merger    agreement   may   be
                                           terminated by either Dexia or us if:

                                           o   the merger is not consummated by
                                               January   1,  2001   unless  the
                                               merger is not consummated due to
                                               the  knowing  action or inaction
                                               of   the   party    seeking   to
                                               terminate the merger agreement;

                                           o   any approval or determination of
                                               any    governmental    authority
                                               required for consummation of the
                                               merger     and     the     other
                                               transactions contemplated by the
                                               merger  agreement is denied by a
                                               final order or determination and
                                               the party  seeking to  terminate
                                               the  merger  agreement  has used
                                               its  reasonable  best efforts to
                                               obtain    such    approval    or
                                               determination; or

                                           o   the approval of our shareholders
                                               is   not    obtained    at   our
                                               shareholders' meeting.

                                           The   merger    agreement   may   be
                                           terminated by Dexia if:

                                           o   we breach the  merger  agreement
                                               and such breach  cannot be cured
                                               within 30 days and would  result
                                               in a  condition  to the  closing
                                               under the merger  agreement  not
                                               being met; or

                                           o   our board fails to recommend the
                                               merger,      withdraws      such
                                               recommendation  or  modifies  or
                                               changes such recommendation in a
                                               manner  adverse to the interests
                                               of   Dexia   or    approves   or
                                               recommends  to our  shareholders
                                               an  acquisition  proposal  other
                                               than the merger.

                                           The   merger    agreement   may   be
                                           terminated by us:

                                           o   if  Dexia  breaches  the  merger
                                               agreement and such breach cannot
                                               be  cured  within  30  days  and
                                               would  result in a condition  to
                                               the  closing  under  the  merger
                                               agreement not being met; or

                                           o   at  any   time   prior   to  the
                                               approval of our  shareholders in
                                               accordance  with our  "fiduciary
                                               out" described below.

                                           See "The Merger Agreement--
                                           Termination" beginning on page 30.

No Solicitation.......................     Pursuant to the merger agreement, we
                                           have  agreed  that we will  not (nor
                                           allow   certain  other  people  to),
                                           directly or indirectly  (i) solicit,
                                           initiate or encourage  (including by
                                           way of furnishing  information),  or
                                           knowingly   take  any  other  action
                                           designed to  facilitate,  the making
                                           of any  inquiry,  proposal  or offer
                                           for any business  constituting  more
                                           than    20%   of   our    and    our
                                           subsidiaries' combined net revenues,
                                           net  income or assets or 20% or more
                                           of  any  class  of our or any of our
                                           subsidiaries'  equity  securities or
                                           (ii)  participate  (including by way
                                           of  furnishing  information)  in any
                                           discussions     or      negotiations
                                           regarding  any  such  proposal.  See
                                           "The      Merger       Agreement--No
                                           solicitation    of     transactions"
                                           beginning  on  page  31.

Fiduciary Out.........................     If an  unsolicited  proposal for any
                                           business  constituting more than 50%
                                           of   our   and   our   subsidiaries'
                                           combined net revenues, net income or
                                           assets or more than 50% of any class
                                           of   our   equity   securities   and
                                           Financial  Security Assurance Inc.'s
                                           equity  securities,  which our board
                                           determines is reasonably  capable of
                                           being consummated and would be or is
                                           reasonably  likely  to  become  more
                                           favorable to us and our shareholders
                                           than  the  merger,  we  may  furnish
                                           information  to  the  person  making
                                           such   proposal    pursuant   to   a
                                           confidentiality     agreement    and
                                           participate    in   discussions   or
                                           negotiations      regarding     such
                                           proposal.   In   response   to   any
                                           proposal that is reasonably  capable
                                           of being consummated,  that would be
                                           more   favorable   to  us  and   our
                                           shareholders  than the  merger,  and
                                           that was not  solicited by our board
                                           after   the   date  of  the   merger
                                           agreement,  our  board  may prior to
                                           the  time our  shareholders  approve
                                           the  merger  but only to the  extent
                                           required     by    its     fiduciary
                                           obligations under applicable law:

                                           o   withdraw,  modify or change,  or
                                               propose  publicly  to  withdraw,
                                               modify or change,  the  approval
                                               or  recommendation  by our board
                                               of  the  merger  or  the  merger
                                               agreement;

                                           o   approve or recommend, or propose
                                               to  approve  or  recommend,  any
                                               other proposal; or

                                           o   terminate  the merger  agreement
                                               with  respect  to  any  superior
                                               proposal.

                                           See "The Merger Agreement--Fiduciary
                                           out" beginning on page 31.

Break-up Fee Payable to Dexia.........     We  will  pay  Dexia  a $78  million
                                           break-up fee if the merger agreement
                                           is terminated:

                                           o   by  Dexia  due  to  our  board's
                                               failure to recommend  the merger
                                               to  our   shareholders   or  our
                                               board's        approval       or
                                               recommendation of an acquisition
                                               proposal  other than the merger;
                                               or

                                           o   by us pursuant to our "fiduciary
                                               out" described above.

                                           In addition,  if we agree to, or our
                                           board  recommends,   an  acquisition
                                           transaction within 12 months after a
                                           termination of the merger agreement,
                                           we will pay the $78 million break-up
                                           fee  if  the  merger  agreement  was
                                           terminated:

                                           o   by Dexia, because of our willful
                                               breach of the merger agreement;

                                           o   by  either  Dexia or us,  if the
                                               merger  agreement was terminated
                                               (i)  due to the  failure  of the
                                               merger  to close by  January  1,
                                               2001 (and no regulatory approval
                                               was  denied)  and  (ii)  after a
                                               bona fide  acquisition  proposal
                                               has been made or an intention to
                                               make  such a  proposal  has been
                                               publicly announced; or

                                           o   by  either  Dexia or us,  if the
                                               merger  agreement was terminated
                                               (i) due to the  approval  of our
                                               shareholders  not being obtained
                                               and  (ii)   after  a  bona  fide
                                               acquisition  proposal  has  been
                                               made  or an  intention  to  make
                                               such   a   proposal   has   been
                                               publicly announced.

                                           See "The Merger  Agreement--Break-up
                                           fee payable to Dexia"  beginning  on
                                           page 31.

Break-up Fee Payable to Us............     Dexia  will  pay  to us a fee in the
                                           amount of $7.5 million if the merger
                                           agreement is terminated due to:

                                           o   certain   European    regulatory
                                               authorities'    rejecting    the
                                               merger; or

                                           o   the  failure  of the  closing of
                                               the  merger to occur by  January
                                               1,  2001   solely   due  to  the
                                               failure to obtain  approval from
                                               certain   European    regulatory
                                               authorities.

                                           See "The Merger  Agreement--Break-up
                                           fee payable to us" beginning on page
                                           32.

Expenses..............................     All fees and  expenses  incurred  in
                                           connection  with the merger  will be
                                           paid  by the  party  incurring  such
                                           fees or expenses,  except that Dexia
                                           and we will each pay one-half of the
                                           costs  and   expenses   of   filing,
                                           printing   and  mailing  this  proxy
                                           statement   (including   SEC  filing
                                           fees)   and   soliciting    proxies.


Security Ownership of
Management and Certain
Beneficial Owners.....................     At  the  close  of  business  on the
                                           record  date,   our   directors  and
                                           executive   officers    beneficially
                                           owned in the aggregate  381,424,  or
                                           approximately     1.1%,    of    the
                                           outstanding  shares  of  our  common
                                           stock. To our knowledge,  all of our
                                           directors  and  executive   officers
                                           intend  to vote  their  beneficially
                                           owned  shares  which are eligible to
                                           be  voted  on the  merger  agreement
                                           proposal in favor of approval of the
                                           merger agreement.  See "OWNERSHIP OF
                                           THE COMPANY--Directors and Executive
                                           Officers"   beginning  on  page  38.


Market Prices of Common
 Shares...............................     Currently,  our  common  shares  are
                                           listed  for  trading on the New York
                                           Stock  Exchange.  As a result of the
                                           merger,    we    will    become    a
                                           privately-held   company   and   our
                                           shares  will  cease  to trade in any
                                           public trading  market.  The closing
                                           price of our common  shares on April
                                           11, 2000, was $73.25.

                                           On  the  record  date,   there  were
                                           approximately  100 holders of record
                                           of    our    common    shares    and
                                           approximately   4,200   persons   or
                                           entities  holding our common  shares
                                           in nominee name.

                               THE ANNUAL MEETING

General

          This proxy statement is being delivered to you in connection with our 2000 annual meeting of shareholders to be held on May 18, 2000, at 9:00 a.m., local time, at the principal executive offices of Financial Security Assurance Holdings Ltd. Each copy of this proxy statement is accompanied by a proxy card furnished in connection with the solicitation of proxies by our board for use at the annual meeting. All expenses incurred in connection with the filing, printing and mailing of this proxy statement (including SEC fees) and soliciting proxies will be equally shared by Dexia and us. We will initially bear all other expenses incurred in connection with this proxy statement. Our officers, directors and regular employees may provide services in connection with the mailing of this proxy statement and the annual meeting but will receive no additional compensation for such services. This proxy statement is being mailed on or about April 17, 2000, to our shareholders of record on April 14, 2000.

          Our board has determined that the merger and the merger agreement are in the best interest of the Company and has approved the merger and the merger agreement by unanimous vote of the directors present. ACCORDINGLY, OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT. See "Special Factors -- Background of the merger" beginning on page 14 and " -- Recommendation of our Board of Directors; Purpose of and reasons for the merger" beginning on page 24.

          OUR BOARD ALSO RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND "FOR" APPROVAL OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR 2000.

          SHAREHOLDERS ARE REQUESTED TO PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD. RETURN OF AN EXECUTED PROXY WITH NO INSTRUCTIONS INDICATED THEREON WILL RESULT IN THE APPLICABLE SHARES BEING VOTED "FOR" THE MERGER AGREEMENT, THE NOMINEES FOR DIRECTORS AND APPROVAL OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR 2000. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE AT THE ANNUAL MEETING WILL HAVE THE EFFECT OF A VOTE "AGAINST" THE MERGER AGREEMENT AND WILL RESULT IN THE RELEVANT SHARES NOT BEING VOTED "FOR" OR "AGAINST" THE OTHER PROPOSALS.

Record date and quorum requirement

          The shares of our Common Stock, par value $.01 per share, and the shares of our Series A Convertible Redeemable Preferred Stock, par value $.01 per share, are entitled to vote at the annual meeting. Our board of directors has fixed the close of business on April 14, 2000, as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting. Each holder of record of common and preferred shares at the close of business on the record date is entitled to one vote for each share then held on each matter submitted to a vote of shareholders. In addition, the holders of preferred shares are entitled to vote separately on the merger agreement, with each preferred share entitled to one vote. At the close of business on the record date, there were 33,517,995 shares of common stock issued and outstanding held by 100 holders of record and by approximately 4,200 persons or entities holding in nominee name. White Mountains holds all 2,000,000 of the issued and outstanding shares of preferred stock.

          The holders of a majority of the outstanding shares entitled to vote at the annual meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business. Abstentions and shares referred to as "broker or nominee non-votes" that are represented at the annual meeting (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker or nominee does not have discretionary voting power on a particular matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If less than a majority of outstanding shares are represented at the annual meeting, the meeting will be adjourned to a date designated by our management, at the same time and place.

          The board is not aware of any matters other than that set forth in the notice of annual meeting of shareholders that may be brought before the annual meeting. If any other matters properly come before the annual meeting, including a motion to adjourn the meeting for the purpose of soliciting additional proxies, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in their discretion, except that shares represented by proxies which have been voted "against" the merger agreement will not be used to vote "for" adjournment of the annual meeting for the purpose of allowing additional time for soliciting additional votes "for" the merger agreement.

          SHAREHOLDERS SHOULD NOT FORWARD ANY SHARE CERTIFICATES WITH THEIR PROXY CARDS. IN THE EVENT THE MERGER IS CONSUMMATED, SHARE CERTIFICATES SHOULD BE DELIVERED IN ACCORDANCE WITH INSTRUCTIONS SET FORTH IN A LETTER OF TRANSMITTAL,

WHICH WILL BE SENT TO SHAREHOLDERS BY THE PAYING AGENT, PROMPTLY AFTER THE EFFECTIVE TIME OF THE MERGER.

Voting procedures; Required vote; Revocability of proxy

          Approval of the merger agreement will require the affirmative vote of the holders of two-thirds of the total outstanding common shares and preferred shares, voting together as a class, as well as the affirmative vote of the holder of two-thirds of the outstanding preferred shares, voting as a separate class. Approval of the other proposals to be presented at the annual meeting will require the affirmative vote of the holders of a plurality (in the case of election of directors) and majority (in the case of approval of selection of independent auditors) of the outstanding common shares and preferred shares voting on such proposals at the annual meeting, voting together as a class. A failure to vote or a vote to abstain will have the same effect as a vote cast against approval of the merger agreement. Brokers and, in many cases, nominees will not have discretionary power to vote on the merger proposal to be presented at the annual meeting. Accordingly, beneficial owners of shares should instruct their brokers or nominees on how to vote. A broker or nominee non-vote will have the same effect as a vote against approval of the merger agreement. If no instructions are indicated on a properly executed proxy, such proxy will be voted as the proxy provides. A shareholder may revoke a proxy at any time prior to its exercise.

Shares

          At the close of business on the record date, White Mountains, MediaOne, Tokio Marine and XL held 13,848,648 of our common shares (approximately 41% of the outstanding common shares) and White Mountains held all 2,000,000 of our outstanding preferred shares. These shareholders combined hold approximately 47% of the total outstanding common shares and preferred shares. White Mountains, MediaOne, Tokio Marine and XL have entered into voting agreements with Dexia pursuant to which they have agreed to vote their common and preferred shares in favor of the merger agreement, unless the merger agreement is terminated.

          A shareholder may revoke a proxy at any time prior to its exercise by
(i) delivering to the paying agent a written notice of revocation prior to the annual meeting, (ii) delivering prior to the annual meeting a duly executed proxy bearing a later date or (iii) attending the annual meeting and voting in person. The presence of a shareholder at the annual meeting will not in and of itself automatically revoke such shareholder's proxy.

                             CERTAIN ABBREVIATIONS

         The following abbreviations are used in this proxy statement:


Term                                              Company
----                                              -------
FSA                       Financial Security Assurance Inc., our principal operating subsidiary
CGC                       Capital Guaranty Corporation, which we acquired in December 1995
White Mountains           White Mountains Insurance Group, Ltd., formerly known as Fund American
                          Enterprises Holdings, Inc.
WMH                       White Mountains Holdings, Inc., a subsidiary of White Mountains
Source One                Source One Mortgage Services Corporation, a subsidiary of White Mountains presently known as White Mountains Services Corporation
Fireman's Fund            Fireman's Fund Insurance Company, formerly a subsidiary of White Mountains
MediaOne                  MediaOne Group, Inc., formerly known as U S WEST, Inc.
U S WEST                  U S WEST, Inc., now known as MediaOne Group, Inc.
MOCC                      MediaOne Capital Corporation, a MediaOne subsidiary, formerly known as
                          U S WEST Capital Corporation
USWCC                     U S WEST Capital Corporation, now known as MediaOne Capital Corporation
Tokio Marine              The Tokio Marine and Fire Insurance Co., Ltd.
XL                        XL Capital Ltd, formerly known as EXEL Ltd.
Dexia                     Dexia S.A., a Belgian corporation

          White Mountains, Tokio Marine, XL and MOCC are the major shareholders of the Company. White Mountains owns all our Preferred Stock. Further information regarding share ownership and other arrangements among these companies appears under "OWNERSHIP OF THE COMPANY" beginning on page 38, "COMPENSATION

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION" on page 45 and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" beginning on page 47.


                  PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT

                                  The Parties

Financial Security Assurance Holdings Ltd.

          We are Financial Security Assurance Holdings Ltd. In this proxy statement, we refer to our company as the "Company", "we" or "us". We own 100% of Financial Security Assurance Inc., which we refer to as "FSA". FSA primarily provides financial guaranty insurance on asset-backed securities and municipal bonds. FSA was the first insurance company organized to insure asset-backed obligations. FSA has been a leading insurer of asset-backed obligations, based on number of transactions insured, since its organization in 1985. In 1990, FSA expanded the focus of its business to include writing financial guaranty insurance of municipal obligations and has since become a major insurer of municipal bonds.

          FSA writes financial guaranty insurance that typically guarantees scheduled payments on an issuer's obligations. In the case of a default on these payments, FSA is generally required to pay the principal, interest or other amounts due either in accordance with the original payment schedule or, at FSA's option, on an accelerated basis. The underwriting policy of FSA is to insure asset-backed and municipal obligations that would otherwise be investment grade without the benefit of FSA's insurance. The asset-backed obligations insured by FSA are generally issued in structured transactions backed by pools of assets such as residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. The municipal obligations insured by FSA consist primarily of general obligation bonds, supported by the issuers' taxing power, and special revenue bonds and other special obligations of state and local governments, supported by the issuer's ability to impose and collect fees and charges for public services or specific projects.

          Our business objective is to remain a leading insurer of asset-backed and municipal obligations employing our transactional and financial skills to generate strong premium volume at attractive returns. We believe that the demand for our financial guaranty insurance will remain strong over the long term as a result of the anticipated continuation of three trends:

          o expansion of asset securitization by volume and asset type in the U.S. markets;

          o substantial volume of new domestic municipal bonds that are insured, due, in part, to the use of municipal bonds to finance repairs and improvements to the nation's infrastructure and purchases of municipal bonds by individuals who generally purchase insured obligations; and

          o growing use of asset securitization and financial guaranty insurance in non-U.S. markets, due, in part, to a trend towards private finance initiatives for projects having an essential public purpose and regulatory changes encouraging or facilitating off-balance sheet financings.

          We or our  subsidiaries  maintain  offices  in  New  York  City,  San
Francisco, Dallas, London, Paris, Sydney, Tokyo, Singapore and Bermuda. In addition to our domestic business, we pursue international opportunities and currently operate in the European and Pacific Rim markets. We were the first financial guaranty insurance company to insure obligations in international markets.

          We expect to continue to emphasize a diversified insured portfolio characterized by insurance of both asset- backed and municipal obligations, with a broad geographic distribution and a variety of revenue sources and transaction structures.

          FSA's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. FSA's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard and Poor's (Australia) Pty. Ltd. FSA's claims-paying ability is rated "AAA" by Fitch IBCA, Inc. and Japan Rating and Investment Information, Inc.

          FSA is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands, and has licensed insurance company subsidiaries in the United Kingdom and Bermuda.

          Our principal executive offices are located at 350 Park Avenue, New York, New York 10022. Our telephone number at that location is (212) 826-0100.

         The current directors of the Company are:

                                                                                          Country of        Director
Name                                               Business Address                      Citizenship         Since
----                                               ----------------                      -----------         -----
                                                                                                               >
Terry L. Baxter                                    80 South Main Street                      USA              1999
Retired Executive Vice President                   Hanover, NH 03755
White Mountains
Robert P. Cochran                                  350 Park Avenue                           USA              1990
Chairman and Chief Executive Officer               New York, NY 10022
Financial Security Assurance Holding Ltd.
Robert N. Downey                                   85 Broad Street                           USA              1994
Senior Director                                    2nd Floor
Goldman Sachs & Co.                                New York, NY 10004
Anthony M. Frank                                   One Maritime Plaza                        USA              1996
Founding Chairman                                  Suite 825
Belvedere Capital Partners                         San Francisco, CA 94111
Fudeji Hama                                        Otemachi First Square West               Japan             1998
General Manager                                    1-5-1 Otemachi, Chiyoda-ku
Financial Services Department                      Tokyo, 100-0004
Tokio Marine                                       Japan
K. Thomas Kemp                                     80 South Main Street                      USA              1994
Deputy Chairman                                    Hanover, NH 03755
White Mountains
David O. Maxwell                                   5335 Wisconsin Avenue, N.W.               USA              1994
Retired Chairman                                   Suite 440
FNMA                                               Washington, DC 20015
Sean W. McCarthy                                   350 Park Avenue                           USA              1999
Executive Vice President                           New York, NY 10022
Financial Security Assurance Holdings Ltd.
James M. Osterhoff                                 76 Glenmoor Drive                         USA              1992
Retired Executive Vice President                   Engelwood, CO 80110
  and Chief Financial Officer
U S WEST
James H. Ozanne                                    PO Box 975                                USA              1990
Chairman                                           Darien, CT 06820
Greenrange Partners
Richard A. Post                                    188 Inverness Drive West                  USA              1994
Executive Vice President and Chief Financial       Suite 500
  Officer                                          Englewood, CO 80112
MediaOne
Robert K. Taylor                                   350 Park Avenue                           USA              1995
President and Chief Operating Officer              New York, NY 10022
Financial Security Assurance Holdings Ltd.
Howard M. Zelikow                                  1800 Avenue of the Stars                  USA              1996
Member                                             Los Angeles, CA 90067
Kayne Anderson Investment Management, Inc.

Directors' biographies

          Summary  biographies  of our  directors  appear  under  "PROPOSAL  2:
ELECTION OF DIRECTORS" beginning on page 34. To our knowledge, during the past five years, none of our directors was convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Dexia

          Dexia S. A., a Belgian corporation, conducts its business primarily through its banking subsidiaries. Subsidiaries of Dexia include Dexia Credit Local de France, which specializes in lending to local authorities and public sector project finance; Credit Communal de Belgique, a Belgian retail bank; and Banque Internationale, a Luxembourg bank, active in asset management, private banking and fund administration. Dexia also owns Dexia Hypothekenbank Berlin, primarily engaged in local government finance in Germany; a 40% interest in Banco de Credito Local, a participant in the Spanish public finance market; a
26.7 % interest in Kommunalkredit Austria, engaged in local government finance in Austria; an 84% interest in CREDIOP, an Italian participant in government finance; and a 20% interest in Credit du Nord, a French retail bank.

          Dexia was founded in 1996 through a business alliance between Credit Communal de Belgique and Credit Local de France. Dexia engages in business throughout Europe, and also maintains offices in the Americas, Asia and Australia. The senior unsecured debt of Dexia's principal operating subsidiaries (Dexia Credit Local de France and Credit Communal de Belgique) is rated AA+ by Standard & Poor's Ratings Services and Aa1 by Moody's Investors Service, Inc. According to its 1999 Activity Report, Dexia had approximately euro 244 billion of consolidated assets and euro 6 billion of Tier 1 equity at December 31, 1999. Shares of Dexia are listed on the Brussels, Paris and Luxembourg stock exchanges, and are included in two major stock market indexes, the BEL20 and the CAC 40.

PAJY Inc.

          PAJY Inc. is a newly-formed corporation organized and existing under the laws of New York. Dexia indirectly owns all the outstanding shares of PAJY Inc. PAJY Inc. was organized solely for the purpose of entering into the merger agreement with the Company and completing the merger, and has not conducted any business operations.

                                Special Factors

Background of the merger

          The terms and conditions of the merger were determined through arm's length negotiations between our senior management, advisors and counsel and the senior management, advisors and counsel of Dexia. In determining the form of the transaction and the form and amount of consideration, numerous factors were reviewed by our board of directors. See "Recommendations of our Board of Directors; Purpose of and reasons for the merger" beginning on page 24. The following is a brief description of our negotiations and certain related events.

          Our discussions with Dexia date back to the spring of 1998, when Mr. Hecht, Chairman of the Executive Board of Dexia Project and Public Finance International Bank, arranged a meeting with Mr. Cochran, our Chairman and Chief Executive Officer. At that meeting, Mr. Hecht expressed Dexia's interest in acquiring a non-controlling equity position in our Company. Mr. Cochran responded that we were not seeking to raise additional capital at that time, and that the only avenue available for Dexia to acquire an interest in us at that time would be from our existing shareholders.


          In May 1999, Mr. Hecht arranged another meeting with Mr. Cochran. At this meeting, Mr. Hecht expressed Dexia's interest in acquiring a controlling interest in us for cash, stressing the strategic importance to Dexia of a combination with us. Mr. Cochran responded that we were not for sale, but that we would consider a compelling proposal if one were to be made. While there were no direct negotiations of price at that time, the message conveyed by Mr. Cochran was that a compelling proposal would include a price in excess of $80 per share. Following such meeting, we provided Dexia with certain publicly available information regarding us. Several weeks later, Mr. Hecht contacted Mr. Cochran to reiterate Dexia's interest in acquiring all our outstanding shares for cash. In June 1999, Mr. Cochran met in Paris with representatives of Dexia and Lazard, financial advisors to Dexia. Discussions covered our and Dexia's business lines, risk exposures and opportunities. Shortly after the meeting in Paris, Mr. Hecht contacted Mr. Cochran to advise him that Dexia was prepared to make a compelling offer to acquire all our outstanding shares for cash, but required assurances that our senior management would remain in place following such acquisition and that material synergy values would justify a compelling price. Some of our senior management thereafter met with representatives of Dexia to discuss synergies that might arise from a business combination of Dexia and us, and the timeframe that we would allow Dexia to conduct its due diligence review of us as a prelude to a more definitive proposal. We engaged Goldman, Sachs & Co. as our financial advisor, and engaged Cravath, Swaine & Moore and LeBoeuf, Lamb, Greene & MacCrae as our outside counsel in connection with the proposed combination. On June 25, 1999, we and Dexia entered into a confidentiality agreement (the "Confidentiality Agreement") pursuant to which we agreed to provide Dexia with certain non-public information ("Evaluation Materials") regarding us. We and our representatives thereafter provided Dexia with Evaluation Materials and met with representatives of Dexia and their financial advisors to discuss the Evaluation Materials.

          In early August 1999, Mr. Hecht reported to Mr. Cochran that Dexia needed to terminate discussions regarding a possible acquisition of our shares, citing a variety of reasons, including the need for Dexia to complete a corporate restructuring. While Mr. Hecht indicated that the prospect that Dexia would seek to resume discussions to acquire our shares at a later date remained, Mr. Cochran noted that no assurance could be given regarding our reception of any further proposal. On August 6, 2000, we formally requested a return of diligence materials from Dexia, and discussions between Dexia and us formally terminated. The discussions with Dexia were discussed by our board of directors at its regular meeting in August 1999.

          In December 1999, Mr. Hecht contacted Mr. Cochran, indicating that Dexia's corporate restructuring was progressing and that Dexia was interested in resuming discussions with us following year-end. On January 4, 2000, members of our senior management met with representatives of Dexia and their financial advisors, Lazard, at the offices of Lazard in New York to discuss a resumption of discussions and the timeframe of a potential transaction, including our requirement that Dexia submit a concrete proposal within two weeks. We believed that prolonged discussions and negotiations could be disruptive to our ongoing business and we had no assurances at the time that Dexia's proposal to us would be, in our view, sufficiently compelling to merit further consideration. On January 6, 2000, we and Dexia renewed our Confidentiality Agreement. We once again provided Evaluation Materials to Dexia, and "due diligence" sessions commenced between our officers and advisors, on the one hand, and representatives of Dexia and their advisors, on the other hand. On January 15, 2000, Dexia provided us with a letter dated January 11, 2000 (the "Offer Letter") including a confidential non-binding proposal to acquire all our outstanding common shares for $75 per share, subject to certain conditions, but without any financing contingency. On or about January 16, 2000, Mr. Cochran responded to the Offer Letter by advising Mr. Hecht that the $75 per share price was lower than would be required, but that we were prepared to continue the due diligence process if Dexia had the flexibility to offer a higher price. Mr. Hecht responded that Dexia was then unwilling to raise the offered price above $75 per share, and discussions between Dexia and us terminated for approximately two weeks.

          In early February 2000, discussions between us resumed with Mr. Hecht indicating that Dexia had some flexibility to increase the offered price above $75 per share and Mr. Cochran indicating that we, in turn, might be prepared to lower our acceptable price below $80 per share. On this basis, the due diligence process resumed with a view towards presenting a proposed transaction to our board of directors and the board of directors of Dexia at meetings to be scheduled on or about March 14, 2000. On February 16, 2000, we entered into a formal engagement letter with Goldman Sachs, our financial advisor. On February 17, 2000, the proposed transaction was presented on a preliminary basis to our board of directors at its regularly scheduled quarterly meeting. The presentation included reports by Goldman Sachs, our financial advisors, and Cravath, Swaine & Moore, our outside counsel. At its February 17, 2000 meeting, our board of directors appointed a special advisory committee of the board (the "Advisory Committee"), comprised of Messrs. Downey, Kemp, Maxwell and Ozanne, to advise our management on the terms, conditions and advisability of a transaction with Dexia.

          In late February and early March 2000, Dexia completed its due diligence review of us, and we and Dexia began negotiating a merger agreement and related transaction documents.

          As a condition to proceeding with the transaction, Dexia required voting agreements from our principal shareholders, including our largest shareholder, White Mountains. In order to proceed with the transaction, Dexia effectively required the consent of White Mountains due to the shareholder approval requirements applicable to merger transactions. By selling its shares pursuant to the stock purchase agreement rather than in the merger, White Mountains expects to sell its interests in the Company in a tax-efficient manner. We understand that White Mountains was not willing to sign a voting agreement in support of an acquisition of the Company that did not include this indirect sale by White Mountains, and that Dexia was unwilling to pursue an acquisition of us without a voting agreement from White Mountains.

          As a further condition to proceeding with the transaction, Dexia required that Messrs. Cochran, Taylor and McCarthy enter into employment and non-competition agreements. These agreements were negotiated between Dexia and Messrs. Cochran, Taylor and McCarthy simultaneously with the negotiations of the other transaction documents.

          In addition, we engaged Johnson Associates, Inc., compensation consultants to our board of directors, to help develop a post-merger compensation program, as well as to determine the effect of a change in control arising from the merger upon our various benefit programs. The post-merger compensation program developed by Johnson Associates, Inc. is described under "The Merger Agreement--Employee benefits and compensation".

          On March 1, 2000, our Advisory Committee first met, at which time our management reported on the status of the due diligence process and negotiations, and that White Mountains' willingness to sign a voting agreement was conditioned on a purchase by Dexia (at a price reflecting the same price per FSA share paid to our other shareholders by Dexia) of the White Mountains subsidiary holding our shares.

          On March 8, 2000, Mr. Hecht contacted Mr. Cochran to advise us that Dexia's executive committee had approved an acquisition of all our shares at a price of $76 per share in cash, subject, among other things, to receipt of voting agreements from our significant shareholders requiring them both to vote for the merger and to vote against any competing proposal for a year after signing the voting agreements (a "Vote-Against Provision"). The Vote-Against Provision would have prevented shareholder approval of another merger until its expiration, even if our board of directors elected an earlier termination of the merger agreement with Dexia due to receipt of a superior acquisition proposal.

          On March 8, 2000, our Advisory Committee met to discuss the proposal received from Dexia earlier that day. The Advisory Committee discussed, among other things, valuation issues and the risks and rewards to our shareholders of the proposed transaction and the willingness of our major shareholders to agree to the Vote-Against Provision. The Advisory Committee and management concluded that they were prepared to recommend to our board of directors either (i) a $76 per share offer without a Vote-Against Provision or (ii) a $77 per share offer with a Vote-Against Provision. The Advisory Committee concluded that our senior management should proceed to negotiate the matter further with Dexia. Mr.
Cochran contacted Mr. Hecht to discuss the conclusions of the Advisory Committee, at which time Mr. Hecht responded that Dexia had no further flexibility on price, but was prepared to proceed with an offer at $76 per share without a Vote-Against Provision.

          On March 9, 2000, the New York Stock Exchange halted trading in our common stock following a sharp rise in share price. After consultation with counsel, we issued a press release confirming that we were in discussions regarding a possible sale of all our shares to a third party. Trading in our common stock resumed following issuance of the press release.

          Our senior management and advisors and Dexia's management and advisors substantially completed negotiation of the transaction documents for the merger over the weekend of March 11 and 12, 2000. During the same period, White Mountains completed negotiation of the sale of its subsidiary to Dexia, and members of our senior management completed negotiation of their post-merger employment agreements. On the evening of March 13, 2000, our board of directors convened a special meeting to consider the merger and related transactions. At the meeting, (i) our senior management reported on the merger negotiations and the effect of the merger upon our shareholders, our employees, our clients and our ongoing business prospects, (ii) our outside counsel (Cravath, Swaine & Moore) described the terms of the proposed transaction, as well as the fiduciary and other obligations of directors in considering the proposed transaction, (iii) our financial advisors (Goldman, Sachs & Co.) reported on the financial aspects of the merger and delivered an oral opinion concerning the fairness from a financial point of view of the merger consideration to our shareholders (other than Dexia and White Mountains), (iv) our compensation consultants (Johnson Associates, Inc.) reported on the effect of the merger on our various employee benefit plans, our proposed post-merger compensation program and the fairness of the post-merger employment agreements with Messrs. Cochran, Taylor and McCarthy and (v) John J. Byrne, our Chairman Emeritus and the Chairman and Chief Executive Officer of White Mountains, reported on White Mountains' proposed sale to Dexia of White Mountains' subsidiary that holds our shares, reiterating that White Mountains was not willing to sign a voting agreement in support of an acquisition of the Company that did not include this structure. Our directors who are affiliated with White Mountains (Messrs. Baxter and Kemp) as well as Mr. Byrne left the meeting in order to allow our independent directors an opportunity to discuss the proposed White Mountains transaction and the conditions to the merger relating to the White Mountains transaction. At the meeting, our management reported that (i) there had been discussions between us and Dexia regarding the prospect of one or more of our shareholders or strategic partners (including potentially White Mountains, XL and Tokio Marine) purchasing shares of our new holding company following the merger for a price equal to the merger consideration and (ii) the terms of any such investment had not yet been negotiated and that it was difficult to assess the likelihood of agreement being reached. Our board of directors concluded that our management should cease discussions to facilitate any sale to third parties of shares of our new holding company because those discussions might delay consummation of the merger, which would be adverse to our other shareholders. Late in the evening on March 13, 2000, our Board of Directors (with one director absent) unanimously approved the merger and related transactions (including the White Mountains transaction). On March 14, 2000, Dexia's Board of Directors met and approved the merger. On the morning of March 14, 2000, the opening of trading in our shares on the NYSE was delayed pending our announcement of the transaction. The merger agreement and related agreements were executed and delivered, and the transaction was publicly announced by us and by Dexia, on the morning of March 14, 2000.

Opinion of Goldman, Sachs & Co.

          On March 13, 2000, Goldman, Sachs & Co. rendered to us its oral opinion, which was subsequently confirmed in writing as of March 14, 2000 and as of the date of this proxy agreement, to the effect that, based upon and subject to the considerations set forth in such opinion, as of such date, the $76.00 per common share in cash to be received by the holders of our common shares (other than Dexia and White Mountains) pursuant to the merger agreement was fair from a financial point of view to such holders.

          We informed Goldman Sachs that, concurrently with the transactions contemplated by the merger agreement, Dexia will acquire separately approximately 6.9 million of our common shares and 2 million of our preferred shares indirectly through the purchase of the outstanding capital stock of White Mountains Holdings, Inc. from the stockholders thereof pursuant to the stock purchase and indemnity agreement attached as Exhibit C to the merger agreement. White Mountains Holdings, Inc. will acquire such shares as the result of the distribution thereof from White Mountains Services Corporation (such distribution and acquisition by Dexia being, collectively, the "White Mountains Purchase"). Both White Mountains Holdings, Inc. and White Mountains Services Corporation are wholly-owned subsidiaries of

White Mountains. The Goldman Sachs opinion does not address the fairness to any person of the White Mountains Purchase.

          You should consider the following when reading the discussion of the opinion of Goldman Sachs below:

          o We urge you to read carefully the entire opinion of Goldman Sachs, which is attached as appendix B to this proxy statement and is incorporated by reference.

          o The description of Goldman Sachs' opinion is qualified by reference to the full opinion located in appendix B to this proxy statement.

          o Goldman Sachs' advisory service and opinion were provided to our Board for its information in its consideration of the merger and were directed only to the fairness from a financial point of view to holders of our common shares (other than Dexia and White Mountains) of the $76 per share offer price.

          o Goldman Sachs' opinion does not address the merits of the Company's underlying business decision to engage in the merger.

          o Goldman Sachs' opinion does not address the fairness to any person of the White Mountains Purchase.

          o Goldman Sachs' opinion does not address the price or range of prices at which the common shares may trade before the merger.

          o Goldman Sachs' opinion was necessarily based upon conditions as they existed and could be evaluated on March 13, 2000 and Goldman Sachs assumed no responsibility to update or revise its opinion based upon circumstances or events occurring after such date.

          o Goldman Sachs' opinion did not constitute a recommendation to our board in connection with the merger, and does not constitute a recommendation to any holder of shares as to how to vote on the merger or any related matter.

          In connection with its opinion, Goldman Sachs, among other things:

          o    reviewed the merger agreement;

          o reviewed our annual reports to shareholders and annual reports on Form 10-K for the five years ended December 31, 1998;

          o reviewed certain of our interim reports to shareholders and quarterly reports on Form 10-Q;

          o reviewed statutory annual statements filed by our insurance company subsidiaries with certain state insurance departments for the five years ended December 31, 1999;

          o    reviewed   certain   other   communications   from   us  to  our
               shareholders;

          o reviewed certain internal financial analyses and forecasts for us prepared by our management;

          o held discussions with members of our senior management regarding their assessment of our past and current business operations, financial conditions and future prospects;

          o reviewed the reported price and trading activity for our common shares, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded;

          o    reviewed  the  financial   terms  of  certain  recent   business
               combinations in the insurance industry specifically and in other industries generally; and

          o performed such other studies and analyses as it considered appropriate.

          Goldman Sachs relied upon the accuracy and completeness of all the financial and other information discussed with or reviewed by it and assumed such accuracy and completeness for purposes of rendering its opinion. In that regard, Goldman Sachs assumed that the internal forecasts for the Company prepared by our management were reasonably prepared on a basis that reflected the best currently available estimates and judgments of our management. Goldman Sachs is not an actuary and its services did not include actuarial determinations or evaluations or any attempt to evaluate actuarial assumptions. In addition, Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including the loss and loss adjustment expense reserves) of the Company or any of its subsidiaries and was not furnished with any such evaluation or appraisal. In that regard, Goldman Sachs made no analysis of, and expressed no opinion as to, the adequacy of the loss and loss adjustment expense reserves of the Company. Goldman Sachs was not requested to and did not solicit from third parties indications of interest in acquiring all or part of the Company or in engaging in a business combination or any other strategic transaction with the Company, except that, on the basis of an inquiry referred by us to Goldman Sachs, Goldman Sachs held limited discussions with one such party regarding the possibility of an alternative transaction.

          Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Goldman Sachs is familiar with the Company, having provided certain investment banking services to us from time to time, including having acted as lead manager on our $130 million Senior Quarterly Income Debt Securities ("QUIDS") offering in September 1997 and lead manager on our $100 million QUIDS offering in November 1998, as well as having acted as our financial advisor in connection with, and having participated in certain of the negotiations leading to, the merger agreement. Robert N. Downey, a former partner and current Senior Director of Goldman Sachs, is a director of the Company. Goldman Sachs has also from time to time provided investment banking services to certain of our shareholders. Goldman Sachs is a full service securities firm and in the course of its normal trading activities may from time to time effect transactions and hold securities, including derivative securities, of the Company and Dexia for its own account and the accounts of customers.

          We have agreed to pay Goldman Sachs, upon consummation of the merger, a transaction fee equal to 0.625% of the aggregate consideration paid in the transaction (exclusive of shares held in a rabbi trust or subject to forward agreements with the Company), which, if the merger is consummated at the $76 per common share offer price, with an approximate aggregate consideration of $2.64 billion, will be equal to approximately $16 million. We have also agreed to indemnify Goldman Sachs against certain liabilities, including certain liabilities under the federal securities laws.

          The following is a summary of the material financial analyses used by Goldman Sachs in connection with providing its opinion to the Company's Board and does not purport to be a complete description of the analyses performed by Goldman Sachs. The following quantitative information, to the extent it is based on market data, is based on market data as it existed at or about March 13, 2000 and is not necessarily indicative of current market conditions. You should understand that the order of analyses (and results thereof) described does not represent relative importance or weight given to such analyses by Goldman Sachs. The summary of financial analyses includes information presented in tabular format. The tables should be read together with the text of such summaries.

          Implied Premium and Multiple Analysis. Goldman Sachs calculated that the $76 per common share offered pursuant to the merger agreement represented a premium of 70% to the $44.75 closing price per common share on March 8, 2000, a premium of 30% to the $58.56 closing price per common share on March 9, 2000, and a premium of 44% to the $52.88 closing price per common share on March 10, 2000.

          Goldman Sachs also analyzed and calculated the following:

          o the multiple of the transaction value to (1) actual Company operating net income (net income before equity-based compensation, performance share plan cost, goodwill amortization, and capital gains) for 1999, (2) estimated Company operating net income for 2000 (based upon Company management base case estimates) and (3) estimated Company operating net income for 2001 (based upon each of Company management's base case and upside case estimates).

          o the multiple of the transaction value to (1) Company adjusted net income (net income excluding capital gains/losses) for 1999,
               (2) estimated Company adjusted net income for 2000 (based upon Company management base case estimates) and (3) estimated Company adjusted net income for 2001 (based upon each of Company management's base case and upside case estimates).

          o the multiple of the transaction value to (1) the stated book value of the Company, (2) the stated book value excluding the adjustment pursuant to FASB Statement 115 ("Book Value ex-115") of the Company and (3) the adjusted book value (book value plus net deferred premium revenue plus the present value of future net installment premiums and the change in the value of forward shares less deferred acquisition costs less tax effect) of the Company, each as of December 31, 1999.

The following tables set forth the results of these analyses:


The multiple of the transaction value to:

         1999A Operating Net Income................................  16.7x
         2000E Operating Net Income (Base Case)....................  14.2x
         2001E Operating Net Income (Base Case)....................  12.4x
         2001E Operating Net Income (Upside Case)..................  11.9x


The multiple of the transaction value to:

         1999A Adjusted Net Income.................................  18.3x
         2000E Adjusted Net Income  (Base Case)....................  16.1x
         2001E Adjusted Net Income (Base Case).....................  13.6x
         2001E Adjusted  Net Income (Upside Case)..................  13.3x


         The multiple of the transaction value to:

         Stated book value.........................................    2.1x
         Book Value ex-115.........................................    1.9x
         Adjusted book value.......................................    1.4x


          Goldman Sachs also noted that following the press release by the Company on March 9, 2000, confirming that the Company was in discussions regarding a possible sale of the Company, neither the Company nor Goldman Sachs received any inquires from any interested third parties.

          Comparison of Selected Financial Service Companies. Goldman Sachs compared publicly available financial operating and stock market information, and forecasted financial information, for the Company and selected other publicly traded companies that operate in the financial services sector, either as financial guarantors or mortgage insurers. All financial data analyzed was as of or for the twelve-months ended December 31, 1999, and all per share calculations were based upon diluted shares outstanding.

          The selected financial guarantor comparable companies were:

          o    MBIA, Inc.

          o    Ambac Financial Group, Inc.

          o    Enhance Financial Services Group, Inc.

          The selected mortgage insurer comparable companies were:

          o    MGIC Investment Corporation

          o    PMI Group, Inc.

          o    Radian Group Inc.

          o    Triad Guaranty Inc.

          For the Company and each selected financial guarantor and mortgage insurer, Goldman Sachs derived and compared, among other things:

          o the ratio of each company's closing share price on March 10, 2000 to (1) its estimated earnings per share ("EPS") for 2000 and (2) its estimated EPS for 2001, in each case using estimates from Institutional Brokers Estimates System ("IBES"; IBES is a data service that monitors and publishes compilations of earnings estimates by selected research analysts regarding companies of interest to institutional investors);

          o the ratio of each company's closing share price on March 10, 2000 to (1) its Book Value ex-115 as of December 31, 1999, and (2) its adjusted book value as of December 31, 1999; and

          o the percentage represented by each company's closing share price on March 10, 2000, relative to its 52 week high closing share price.

         With respect to the Company, Goldman Sachs performed the calculations described above based upon (1) the closing price of the Company common stock as of March 8, 2000 ($44.75) and the $76 per common share offered pursuant to the merger agreement, and (2) base case operating net income estimates for 2000 and 2001 per management as of February 2000, and IBES estimates.

The following tables set forth the results of these analyses:




                                                                                                                The Company
                                            Comparable Companies              The Company at March 8,           at the $76
                                           at March 10, 2000 Price                  2000 Price                  Offer Price
                                      --------------------------------- ----------------------------------- -------------------
                                                                              IBES           Management         Management
                                           Range            Median          estimates         estimates          estimates

Ratio of closing share price to:
Estimated EPS for 2000...............                                         8.6x              8.4x               14.2x
   o   Financial Guarantors..........   4.4x - 8.2x          7.6x
   o   Mortgage Insurers.............   6.3x - 6.9x          6.4x
Estimated EPS for 2001 ..............                                         7.5x              7.3x               12.4x
   o   Financial Guarantors..........   3.7x - 7.2x          6.9x
   o   Mortgage Insurers.............   5.6x - 6.2x          5.6x
                                                                                                                The Company
                                            Comparable Companies              The Company at March 8,           at the $76
                                           at March 10, 2000 Price                  2000 Price                  Offer Price
                                      --------------------------------- ----------------------------------- -------------------

                                           Range            Median


Ratio of closing share price to:
    Book Value ex-115................                                                 1.2x                        1.9x
   o   Financial Guarantors..........   0.7x - 1.4x          1.1x
   o   Mortgage Insurers.............   1.3x - 2.1x          1.4x
   Adjusted book value..............                                                 0.85x                        1.4x
   o   Financial Guarantors..........   0.52x - 0.93x        0.75x
   o   Mortgage Insurers.............        NA               NA

Percentage of closing share
price to 52 week high:                                                                 74%                        126%
   o   Financial Guarantors..........    51% - 66%            55%
   o   Mortgage Insurers.............    53% - 67%            63%



          Goldman Sachs noted in particular that using the offer price of $76 per common share, the multiples and the premium derived for the Company, in each case, were higher than the high-end multiples (other than with respect to the Book Value ex-115 of the mortgage insurer comparable companies) and premium of the selected financial guarantor comparable companies and the selected mortgage insurer comparable companies.

          Summary of Selected Acquisitions in the Financial Guaranty and Mortgage Insurance Industries. Goldman Sachs reviewed publicly available information for seven completed acquisitions in the financial guaranty and mortgage insurance industries since April 1989. These precedent transactions considered by Goldman Sachs were the following

(in each case, the acquiror's name is listed first and the acquired company's name is listed second): (1) CMAC Investment Corporation/Amerin Corporation; (2) MBIA Inc./CapMAC Holdings Inc.; (3) Ambac Financial Group, Inc./Construction Loan Insurance Corporation; (4) the Company/Capital Guaranty Corporation; (5) U S WEST Capital Corporation/the Company; (6) MBIA Inc./Bond Investors Guaranty
Insurance   Company;   and  (7)  General   Electric   Capital   Corporation/FGIC
Corporation.

         For each selected transaction, Goldman Sachs derived the following:

          o the ratio of the transaction value to (1) the stated book value of the acquired company, (2) the net income of the acquired company for the last twelve-month period prior to the announcement of the transaction for which financial results were available, and (3) the estimated net income of the acquired company on a stand-alone basis for the fiscal year following the announcement of the transaction; and

          o the premium represented by the price paid in the transaction, to the acquired company's market value one week prior to the deal announcement.

          With respect to certain financial information for the companies involved in the selected acquisition transactions, Goldman Sachs relied on information available in public documents, equity research reports published by certain investment banks, and then current IBES estimates.

          The following table sets forth the results of these analyses and compares such analyses to similar Company ratios, provided that income estimates for the Company are the Company management base case estimates, and the premium is calculated based upon the closing price for the Company's common stock on March 8, 2000 ($44.75):


                                                                                            >

                                                        Comparable                       The Company at the
                                                       Transactions                        $76 Offer Price
                                       --------------------------------------------  ---------------------------
                                              Range                Median
                                              Range                Median

Ratio of transaction value to:
       Acquired company's stated
       book value.....................    0.6x - 1.57x              1.27x                        2.1x

       Acquired company's net
       income for last twelve-
       month period prior to
       announcement...................    8.9x - 17.2x              12.1x                       19.5x

       Acquired company's
       estimated net income for the
       fiscal year following the
       announcement...................    8.5 - 13.2x               10.5x                       18.8x

Premium of transaction value to
acquired company's market
value:

       1 week prior to
       announcement...................     12% - 32%                15%                         70%


          Using the $76 per common share offer price, the ratios derived for the Company were in each case higher than each of the high-end ratios and the premium with respect to the comparable transactions.

          Property and Casualty Public Insurance Merger Transactions Analysis. Goldman Sachs reviewed certain financial, operating, stock market and other publicly available information for 12 selected merger transactions, each with a value in excess of $200 million, in the property and casualty public insurance industry, announced since 1997 (in each case, the acquiror's name is listed first and the acquired company's name is listed second): (1) Farmers Insurance Exchanges (Zurich)/ Foremost Corporation of America; (2) Markel Corporation/Terra Nova (Bermuda) Holdings, Ltd.; (3) Royal and Sun Alliance/Orion Capital Corporation; (4) ACE Limited/Capital Re Corporation; (5) Fortis, Inc./American Bankers Insurance Group, Inc.; (6) The Chubb Corporation/Executive Risk Inc.; (7) Fairfax Financial Holdings Limited/TIG Holdings, Inc.; (8) Nationwide Mutual Insurance Company/Allied Group, Inc.; (9) The St. Paul Companies, Inc./USF&G Corporation; (10) USF&G Corporation/TITAN Holdings, Inc.; (11) General Motors Acceptance Corporation/Integon Corporation; and (12) SAFECO Corporation/American States Financial Corporation.

          For each selected transaction, Goldman Sachs derived the following:

          o the ratio of the transaction value to (1) the net income of the acquired company for the last twelve- month period prior to the announcement of the transaction for which financial results were available, (2) the operating income of the acquired company for the last twelve-month period prior to the announcement of the transaction for which financial results were available, (3) the estimated operating income of the acquired company on a stand-alone basis for the first fiscal year following the announcement of the transaction, and (4) the estimated operating income of the acquired company on a stand-alone basis for the second fiscal year following the announcement of the transaction;

          o the ratio of the share price of the acquired company based on the transaction value, to the tangible book value (stated book value less intangible assets) of the acquired company as of the last completed fiscal quarter prior to the announcement of the transaction; and

          o the premium represented by the price paid in the transaction, to the market value of the acquired company one day prior to the announcement of the transaction.

          With respect to certain financial information for the companies involved in the selected transactions, Goldman Sachs relied on information available in public documents, equity research reports published by certain investment banks and then current IBES estimates.

          The following table sets forth the results of these analyses and compares such analyses to similar Company ratios, provided that (1) the estimated Company operating income for each of the first (fiscal year 2000) and second (fiscal year 2001) fiscal year following the announcement of the transaction is based upon Company management base case estimates, (2) the ratio of transaction value to tangible book value is calculated based upon Company stated book value and (3) the premium is calculated based upon the closing price for the Company's common shares on March 8, 2000 ($44.75):



                                                           Comparable                    The Company at the

                                                          Transactions                     $76 Offer Price
                                             --------------------------------------  ---------------------------

                                                 Range               Median

Ratio of transaction value to:

         Acquired company's net
         income for last twelve-month
         period prior to announcement......     7.5x - 25.3x           17.1x                    19.5x

         Acquired company's operating
         income for last twelve-month
         period prior to announcement......   12.1x - 23.5x            16.9x                    16.7x

         Acquired company's estimated
         operating income for the first
         fiscal year following the
         transaction.......................     6.3x - 23.5x           14.8x                    14.2x

         Acquired company's estimated
         operating income for the
         second fiscal year following the
         transaction.......................   10.3x - 21.6x            14.2x                    12.4x

Ratio of transaction value to:

         Acquired company's tangible
         book value........................      0.8x - 8.3x            2.5x                    2.1x

Premium of transaction value to:

         Acquired company's market
         value one day prior to
         announcement......................   (2.0)% - 69.4%           23.3%                     70%



          Using the $76 per common share offer price, the premium derived for the Company was in excess of the high- end premium with respect to the comparable transactions, and the remainder of the ratios derived were, in each case, within the range of, and similar to the median for, the comparable transactions.

          Present Value of Potential Future Public Share Price of the Company. Goldman Sachs performed a net present value analysis through 2005, based upon financial projections provided by the Company's management through 2004, with growth in earnings to 2005 based upon management's estimated 2003 - 2004 growth rate, to compare the present value of the sum of (1) the projected dividend stream over the next five years and (2) the assumed common share price at the end of 2005 (the "Year 5 Share Price"), with the current common share price. The analysis was performed using two different management EPS estimates for 2000 through 2004: a base case and an upside case. Goldman Sachs assumed dividends from 2000 through 2005 using management EPS estimates and an assumed dividend payout ratio of 9% of such estimates.

          Goldman Sachs assumed a range of Year 5 Share Prices based on price-to-earnings multiples ranging from 7.0x to 11.0x forward EPS. The assumed future dividends and Year 5 Share Prices were discounted at rates ranging from 10% to 14%.

          The following table sets forth the results of this analysis:

                                    Base Case
                             Present Value per Share


      Discount Rate                  Multiple of forward 2005 operating EPS
      -------------                  --------------------------------------

                                   7.0x               11.0x                15.0x
                                   ----               -----                -----
          10.0%                   $45.86             $70.71               $95.56
          12.0%                   $41.99             $64.70               $87.40
          14.0%                   $38.50             $52.29               $80.07


                                   Upside Case
                             Present Value per Share


      Discount Rate                   Multiple of forward 2005 operating EPS
      -------------                   --------------------------------------

                                    7.0x              11.0x                15.0x
                                    ----              -----                -----
          10.0%                   $49.23             $75.95              $102.66
          12.0%                   $45.07             $69.49               $93.90
          14.0%                   $41.33             $63.68               $86.02

          Goldman Sachs noted that the $76 offer price exceeded all present discounted share values, using management base case or management upside case EPS estimates, where such reference value was calculated based upon between 7.0x or 11.0x forward 2005 EPS with a discount rate ranging from 10% to 14%. Goldman Sachs also noted, assuming the Year 5 Share Price would represent a forward multiple of 8.6x forward EPS (the Company multiple as of March 8, 2000), the $76 offer price exceeded the assumed discounted Year 5 Share Price and dividend assuming management base or upside case estimates and a discount rate ranging from 10% to 14%.

                                      * * *

          The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analysis as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all such analyses and did not attribute any particular weight to any factor or analysis considered by it, rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all such analyses. In addition, in performing the analyses, Goldman Sachs made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters. No company or transaction used in the above analyses is directly comparable to the Company or the merger. The analyses were prepared solely for the purposes of Goldman Sachs providing its opinion to the Company's board as to the fairness of the consideration and do not purpose to be appraisals or necessarily reflect the prices at which businesses or securities may actually be sold. Analyses based on forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast. As described above, the opinion of Goldman Sachs to the Company's board was among many factors taken into consideration by the Company's board in making its determination to approve the merger agreement.

Recommendation of our Board of Directors; Purpose of and reasons for the merger

          Our board of directors believes that the terms of the merger are fair to, and in the best interest of, our Company and our shareholders. Accordingly, our board of directors (with one director absent from the meeting) has, by a unanimous vote of those directors present, approved the merger agreement and the transactions contemplated by the merger agreement and recommends that our shareholders vote "FOR" approval of the merger agreement.

          The purpose of the transaction, from our vantage point, is to offer our shareholders the opportunity to dispose of their shares for cash at an attractive premium to the pre-merger market price, while at the same time (i) allowing our employees the opportunity of continued employment with the benefit of business opportunities that might arise from our combination with Dexia, (ii) maintaining the integrity of the "triple-A" ratings on bonds insured by our subsidiaries and (iii) obtaining access to additional financial resources that may be advantageous to the success of our business in the future.

          The offer made by Dexia to acquire our shares was not solicited by our management or by our board of directors. Nonetheless, our management believed that it had a duty to present to our board of directors, and our board of directors believed that it had a duty to seriously consider, a firm cash offer at a substantial premium to then current market value from a well capitalized and highly rated financial institution that appears to be a good strategic fit with us.

          In deciding to approve the merger and related transactions, our board of directors considered a variety of factors, including (i) the opinion rendered by Goldman Sachs regarding the fairness of the merger consideration, from a financial point of view, to the holders of our common shares (other than Dexia and White Mountains), (ii) the ability of our Board of Directors to terminate the merger agreement pursuant to its "fiduciary out" in the event that a more attractive competing proposal materializes, (iii) the premium that the merger price per share represented to market value, adjusted book value and book value per share, (iv) the range of alternative strategies or transactions which might be available to us and the prices at which those transactions might be implemented, (v) the absence of any financing condition to Dexia's obligations to close the transaction, and the ability of Dexia to pay the merger consideration in the event that its financing plan proves unsuccessful, (vi) the likelihood of satisfying the regulatory and other conditions to closing the transaction and (vii) potential synergies arising from our combination with Dexia.

          Our reasons for proceeding with the transaction include (i) the trading value of our common shares in recent years as compared to the merger price, (ii) our belief that the trading value for our shares was not likely to exceed the merger price in the near term, (iii) our belief that the merger consideration is at the high end of the range of prices that might be offered by other third parties that might be interested in acquiring our shares, (iv) the insulation afforded by a well-capitalized liquid parent like Dexia in the event of an economic downturn that might result in credit losses in our insured portfolio, (v) the benefits of the merger to our employees and customers and
(vi) concern that a combination of Dexia or another well-capitalized financial institution with one or more of the other financial guarantors might leave us at a competitive disadvantage.

          In deciding to approve the merger and related transactions, our board of directors considered the various factors discussed above. Our board of directors did not, however, assign any relative or specific weights to those factors, and individual directors may have given different weight to different factors.

Conflicts of interest

          When you consider the recommendations of our board of directors, you should be aware that our officers and directors may have interests in the merger that are different from, or in addition to, your interests. These interests may create potential conflicts of interest. Our board of directors was aware of these interests when it approved the merger.

          o Employment agreements. Each of Robert P. Cochran, our Chairman and Chief Executive Officer, Roger K. Taylor, our President and Chief Operating Officer, and Sean W. McCarthy, our Executive Vice President, have entered into employment agreements with us, conditioned on the occurrence of the merger. Dexia required that Messrs. Cochran, Taylor and McCarthy enter into employment agreements with non-compete covenants as a condition to proceeding with the merger. These employment agreements generally guarantee continuation of current compensation and benefits for a period of four years from the date of the merger and provide for additional severance benefits in the event of termination of employment.

          o Indemnification of directors and officers. Following the merger, Dexia will indemnify each of our and our subsidiaries' present and former directors and officers from any and all costs and expenses arising out of acts or omissions occurring at or before the effective time of the merger to the fullest extent the Company or its subsidiary, as applicable, is permitted to indemnify its directors and officers under the laws of the jurisdiction of its incorporation, its certificate of incorporation or its bylaws (or comparable organizational documents) as in effect on the date of the merger agreement.

          o Directors' and officers' insurance. For six years after the effective time of the merger, Dexia will cause to be maintained a directors' and officers' liability insurance policy for our and our subsidiaries' present and former directors and officers for acts and omissions occurring before the merger with coverage no less favorable than the Company's existing directors' and officers' liability insurance coverage (but Dexia will not be required to pay an annual premium greater than 200% of the current premium with respect to such insurance).

          o White Mountains Stock Purchase Agreement. Certain of our directors also serve as employees and directors of, or are former employees of, White Mountains. In connection with the merger, White Mountains and Dexia have entered into an agreement providing for Dexia to acquire White Mountains' holdings in the Company indirectly by purchasing a White Mountains subsidiary that does not have any assets other than its interests in the Company. The purchase price paid to White Mountains per Company share purchased will be equal to the merger consideration of $76 per share in the case of common shares and $46.35 per share in the case of preferred shares ($76 minus the conversion price for the conversion of a share of preferred stock into a share of common stock). White Mountains also agreed to indemnify Dexia against liabilities that might result from this structure, and Dexia will withhold a portion of White Mountains' proceeds for a period of time to support this indemnity. The sale of the White Mountains subsidiary immediately prior to the merger is a condition to the merger for both us and Dexia. We cannot waive this condition without White Mountains' consent. By selling its shares pursuant to the stock purchase agreement rather than in the merger, White Mountains expects to sell its interests in the Company in a tax-efficient manner. We understand that White Mountains was not willing to sign a voting agreement in support of an acquisition of the Company that did not include this indirect sale by White Mountains, and that Dexia was unwilling to pursue an acquisition of us without a voting agreement from White Mountains.

          o Discussions between Dexia and certain shareholders. Prior to the execution of the merger agreement, there had been discussions between us and Dexia regarding the prospect of one or more of our shareholders or strategic partners (including potentially White Mountains, Tokio Marine and XL) purchasing shares of our new holding company following the merger for a price equal to the merger consideration. We have been informed that Dexia and White Mountains also had preliminary discussions regarding the possibility of such an investment by White Mountains. The terms of any such investment were not negotiated and such investment is not a condition to the merger. Our board of directors concluded at its March 13, 2000 meeting that our management should cease discussions to facilitate any sale to third parties of shares of our new holding company because those discussions might delay consummation of the merger, which would be adverse to our other shareholders. We do not plan to participate in any renewal of such discussions prior to the merger and White
               Mountains has told us it will not pursue any discussions prior to consummation of the merger even if Dexia desires such an investment. Such discussions may, however, be renewed, and the transactions contemplated thereby consummated after the consummation of the merger. However, such discussions may be resumed and such transactions may be consummated prior to the consummation of the merger if our board of directors determines that it is appropriate to do so.

          o Continued Employee Benefits and Compensation. Dexia has agreed to provide our continuing employees with employee benefit plans, base salaries and annual bonuses consistent with current practices through 2004. Our 1993 Equity Participation Plan for outstanding performance shares held by continuing employees will be continued after the merger and will provide that, for purposes of payouts of performance shares, our common stock will be valued at $76 per share plus interest at a rate of 8% per annum from the effective date of the merger. Future performance shares will be awarded in a manner consistent with current practice but with senior management awards annualized. 1.4 million performance shares will be authorized and 1.2 million performance shares will be committed over the next four years of awards, with an agreed-upon performance objectives and share valuation methodology. Our severance policies have been amended to provide reimbursement (on a grossed-up basis) for any "golden parachute" excise taxes payable upon termination of employment following the merger.

Certain effects of the merger

          As a result of the merger, our public shareholders will not have an opportunity to continue their equity interest in the Company as an ongoing corporation and therefore will not share in the future earnings and potential growth of the Company. Upon consummation of the merger, our common shares will no longer be traded on the New York Stock Exchange and the registration of the common shares under the Securities Exchange Act of 1934 (the "Exchange Act") will be terminated. We intend, however, to remain a reporting company under the Exchange Act following the merger at least so long as our outstanding debt securities remain listed on the New York Stock Exchange.

          The receipt of cash pursuant to the merger will be a taxable transaction. See "-- Federal income tax consequences".

Federal income tax consequences

          This section discusses the material United States federal income tax consequences of the merger to our shareholders whose shares of our common stock are surrendered in the merger in exchange for the right to receive cash consideration of $76 per share. The discussion below applies only to shareholders that hold our shares as capital assets at the time of the merger, and the discussion may not apply to shareholders that are subject to special tax rules, such as financial institutions, insurance companies, dealers in securities, persons that mark-to-market their securities, persons that hold our shares as part of a "straddle," "hedge" or "synthetic security transaction" (including a "conversion" transaction), persons with a "functional currency" other than the U.S. dollar, retirement plans and tax-exempt organizations, shareholders who acquired our shares pursuant to the exercise of stock options, pursuant to participation in an employee stock purchase plan or otherwise as compensation, or shareholders that are nonresident alien individuals, foreign corporations, foreign partnerships, foreign trusts or foreign estates. The discussion below is based upon federal income tax laws as now in effect and interpreted and does not take into account possible changes in these tax laws or interpretations, any of which may be applied retroactively. The discussion does not include any description of the tax laws of any state, local or foreign government that may be applicable to our shareholders.

          This section does not discuss all aspects of federal income taxation that may be relevant to a specific shareholder in light of such shareholder's particular circumstances and income tax situation. Each shareholder should consult his, her or its own tax advisor as to the specific tax consequences of the merger, including the application and effect of federal, state, local, foreign and other tax laws or changes to those laws.

          For federal income tax purposes, our shareholders generally will recognize capital gain or capital loss equal to the difference between the cash received by the shareholder pursuant to the merger and such shareholder's adjusted tax basis in the shares surrendered pursuant to the merger. If, at the time of the merger, a noncorporate shareholder's holding period for our shares is more than one year, any gain recognized generally will be subject to federal income tax at a maximum rate of 20%.

          Consideration received by our shareholders in the merger may be subject to backup withholding at a 31% rate. Backup withholding generally will apply only if the shareholder fails to furnish a correct social security number or other taxpayer identification number, or otherwise fails to comply with applicable backup withholding rules and certification requirements. Corporations generally are exempt from backup withholding. Any amounts withheld under the backup withholding rules will be allowed as a credit against the shareholder's federal income tax liability and may entitle the shareholder to a refund, provided the shareholder furnishes specified required information to the Internal Revenue Service.

Approvals

          State insurance holding company laws and regulations applicable to us and our insurance company subsidiaries generally provide that no person may acquire control of us unless such person has provided certain required information to, and such acquisition has been approved (or not disapproved) by, the appropriate insurance regulatory authorities. Specifically, a change in control of our company requires approval from the state insurance regulators in New York and Oklahoma, the two states in which our domestic insurance company subsidiaries are domiciled. In addition, in connection with the merger, Dexia has sought determinations from state insurance regulators in New York, Oklahoma, California and Delaware that, following the merger, our insurance company subsidiaries will not be owned or controlled by any foreign government or political subdivision or agency thereof. Certain states restrict or prohibit ownership or control of insurance companies by foreign governmental entities and may deny or revoke licenses to conduct the insurance business due to such foreign governmental ownership or control. Dexia has sought these determinations because certain minority shareholders of Dexia are owned or controlled by French or Belgian governmental entities. The receipt of these determinations is a condition to Dexia's obligation to close.

          A change in control of our company also requires approval from the United Kingdom Financial Services Authority because one of our insurance company subsidiaries is domiciled in the United Kingdom. Lastly, a notice is required to be filed with Bermuda regulators in connection with the transaction because one of our insurance company subsidiaries is domiciled in Bermuda.

          We have given or expect soon to give necessary notices to the U.S. federal government under the Hart-Scott- Rodino Antitrust Improvements Act of 1976 and have requested or will request an early termination of the required waiting period.

          In addition, we understand that Dexia will require the prior approval of the Federal Reserve to become a "financial holding company" under the recently enacted Gramm-Leach-Bliley Act in order to acquire control of the Company as Dexia's bank subsidiaries operate a branch and an agency in the U.S.

          Other than the matters described above, we are not aware of any significant government or regulatory approvals that need to be obtained, or waiting periods with which we need to comply, to complete the merger. If we discover that other approvals or waiting periods are required, we will seek to obtain or comply with them. If any approval or action is needed, however, we may not be able to obtain it. Even if we could obtain the approval, conditions may be placed on it that could cause us or Dexia to abandon the merger even if we receive shareholder approval.

Dissenters' rights

          Under New York law, shareholders are not entitled to dissenter's rights, rights of appraisal or similar rights in connection with the merger.

Source of funds

          Dexia has advised us that funds for the cash merger consideration and merger expenses are expected to be furnished from its general corporate funds, although it does expect to raise additional Tier 1 capital for regulatory purposes to maintain its capital strength. Dexia's obligation to proceed with the merger is not conditioned upon financing. The senior unsecured debt of Dexia's principal operating subsidiaries (Dexia Credit Local de France and Credit Communal de Belgique) is rated AA+ by Standard & Poor's Ratings Services and Aa1 by Moody's Investors Service, Inc. According to its 1999 Activity Report, Dexia had approximately euro 244 billion of consolidated assets and euro 6 billion of Tier 1 equity at December 31, 1999.

Fees and expenses

          The merger agreement provides that all costs and expenses incurred in connection with the merger agreement and the merger will be paid by the party incurring the expenses, except that Dexia and the Company will each pay one-half of the costs and expenses of filing, printing and mailing the Company's proxy statement (including SEC filing fees) and soliciting proxies. See "The Merger Agreement -- Expenses" beginning on page 33.


                              The Merger Agreement

          This is a summary of the material provisions of the merger agreement, a copy of which is attached as Appendix A to this proxy statement. You should refer to the full text of the merger agreement for details of the merger and the terms and conditions of the merger agreement.

The merger

          When the merger occurs, PAJY Inc., an indirect wholly owned subsidiary of Dexia, will be merged with and into the Company. The Company will survive the merger and will be indirectly wholly owned by Dexia.

          Dexia may change the method of acquiring the Company as long as such change does not alter or change the merger consideration, adversely affect the tax treatment of our shareholders, materially and adversely affect us and our subsidiaries taken as a whole or materially impede or delay the merger.

          In the merger, each share of our stock (except for treasury stock and shares held by Dexia) outstanding immediately before the merger will be converted into the right to receive $76 in cash in the case of shares of our common stock and $46.35 in cash ($76 minus the conversion price for the conversion of a share of preferred stock into a share of common stock) in the case of shares of our preferred stock, in each case without interest. Each holder of our stock (other than Dexia and its subsidiaries) will no longer have any rights with respect to the shares of our stock, except for the right to receive the merger consideration and any dividend or other distribution with respect to such Company stock with a record date prior to the effective date of the merger.

Effective time of the merger

          The completion of the merger will take place on the sixth business day following the date when the last of the conditions to the merger is satisfied or waived, or at any other time and date to which Dexia and we mutually agree. On the closing of the merger, we will cause a certificate of merger to be filed with the New York Department of State. The merger will become effective upon the filing of the certificate of merger or such later date or time as may be set forth in the certificate of merger.

Payment for shares

          As of the effective time of the merger, Dexia is required to deposit, or cause to be deposited, with its paying agent the total merger consideration.

          As soon as practicable after the effectiveness of the merger, Dexia's paying agent will mail to each holder of record of company stock a letter of transmittal and instructions for the surrender of share certificates to the paying agent for the merger consideration. After surrendering to the paying agent for cancelation a share certificate together with a properly completed letter of transmittal and evidence that any applicable stock transfer taxes have been paid, the holder of such share certificate will be entitled to receive a check in an amount equal to the merger consideration with respect to the shares represented by such certificate. Each surrendered share will be canceled. No interest will be paid or accrued on the merger consideration.

          In the event of a transfer of ownership of any shares of our stock not registered in the transfer records of the Company, a check for the merger consideration may be issued to the transferee if the certificate representing such stock is presented to the paying agent, accompanied by documents sufficient, in the reasonable discretion of the paying agent, to evidence and effect such transfer and to evidence that all applicable stock transfer taxes have been paid.

          You should not send in your share certificates until you receive a letter of transmittal. All cash paid upon the surrender of share certificates in accordance with the merger agreement will be deemed to have been paid in full satisfaction of all rights pertaining to the shares.

          If your stock certificate has been lost, stolen or destroyed, you will be entitled to obtain payment only by signing an affidavit and, if required by the paying agent, posting a bond in an amount sufficient to protect the paying agent against claims related to your share certificate.

Representations and warranties

          The merger agreement contains customary representations and warranties by us relating to:

          o    our corporate organization and similar corporate matters;

          o    our  capital   structure,   our   subsidiaries   and  our  equity
               investments;

          o authorization, execution, delivery, performance and enforceability of, and required consents, approvals and authorizations relating to, the merger agreement and related matters;

          o the accuracy of our reports and financial statements filed with the SEC, and of our and our subsidiaries' books and records and certain actuarial reports;

          o    the absence of certain changes since January 1, 2000;

          o    litigation and liabilities;

          o    compliance by us and our subsidiaries with laws and permits;

          o    regulatory   matters   affecting  us  and  our  subsidiaries  and
               compliance by us and our subsidiaries with laws and permits;

          o    our material contracts;

          o our and our subsidiaries' employee benefit plans and the absence of labor agreements, proceedings or disputes affecting us and our subsidiaries;

          o    state takeover laws and dissenters' rights;

          o    environmental matters affecting us and our subsidiaries;

          o    our and our subsidiaries' tax returns and other tax matters;

          o    our and our subsidiaries' risk management arrangements;

          o insurance issued by our subsidiaries, our subsidiaries' reinsurance agreements and the rating of the insurance and insurer financial strength of our lead insurance subsidiary by Standard & Poor's Ratings Services and Moody's Investors Service, Inc.;

          o    our reserves;

          o    our investment assets;

          o    insurance purchased by us; and

]
                                       28

          o consents for the merger required to be obtained under our registration rights and shareholders agreements.

          The merger agreement also contains customary representations and warranties by Dexia relating to:

          o    corporate organization and similar corporate matters;

          o authorization, execution, delivery, performance and enforceability of, and required consents, approvals and authorizations relating to, the merger agreement and related matters;

          o availability of necessary funds to consummate the merger and pay the merger consideration prior to the effectiveness of the merger;

          o    fees payable by Dexia with respect to the merger;

          o    accuracy of information supplied; and

          o    lack of business activities of PAJY Inc.

Covenants

          Dexia and we have agreed to use our reasonable best efforts to do all things to permit consummation of the merger as promptly as practicable.

          We have agreed that during the period from the date of the merger agreement until the closing of the merger, we will, and will cause our subsidiaries to:

          o    provide  Dexia  and  its  representatives  access  to our  books,
               research,   property  and   personnel   and  provide  such  other
               information as Dexia reasonably requests; and

          o    promptly advise Dexia of any material change or event.

          We have also agreed that during the period from the date of the merger agreement until the closing of the merger, we will not, and will cause our subsidiaries not to, with certain exceptions:

          o conduct our business other than in the ordinary course, or fail to use commercially reasonable efforts to preserve intact our business or take any action reasonably likely to have a material adverse effect upon our ability to perform our material obligations under the merger agreement;

          o issue, sell or otherwise permit to become outstanding, or authorize the creation of, any additional shares of our stock or any rights with respect thereto, enter into any agreement with respect to the foregoing, or permit any shares of our stock to become subject to grants of employee or director stock options, or other rights or similar stock-based employee rights;

          o make, declare, pay or set aside for payment any dividend (other than (A) quarterly cash dividends in an amount not to exceed $0.12 per share (or, for dividends declared on or after August 1, 2000, $0.14 per share) with record and payment dates consistent with past practice and (B) dividends declared and paid by our subsidiaries) or declare or make any distribution with respect to any shares of our stock or adjust, split, combine, redeem, reclassify, purchase or otherwise acquire any shares of our stock;

          o enter into or amend or renew any employment, consulting, severance or similar agreements or arrangements with any director, officer or employee or grant any salary or wage increase or increase any employee benefit;

          o enter into or amend or renew any pension, retirement, stock option, stock purchase, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement (or similar arrangement) related thereto, or take any action to accelerate the vesting or exercisability of equity bonuses, performance shares or other compensation or benefits payable thereunder;

          o sell, transfer, mortgage, encumber or otherwise dispose of or discontinue any assets, deposits, business or properties except in the ordinary course of business;

          o acquire all or any portion of the assets, business, deposits or properties of any other entity except in the ordinary course of business and in a transaction that is not material to us and our subsidiaries taken as a whole;

          o amend our certificate of incorporation or by-laws other than to remove transfer restrictions on our preferred stock;

          o take any action that is intended to or reasonably likely to result in, or fail to take any action reasonably necessary to prevent the occurrence of, the revocation or limitation of any licence or authorization granted to us or our subsidiaries, unless our management determines in good faith that such action or inaction is in the best interests of the Company;

          o take any action that is intended to or reasonably likely to result in, or fail to take any action reasonably necessary to prevent the occurrence of, an announcement by either Standard & Poor's Ratings Services or Moody's Investors Service, Inc. that it has decided to downgrade or has under surveillance or review its rating of the financial strength or claims-paying ability of our lead insurance subsidiary, unless our management determines in good faith that such action or inaction is in the best interests of the Company;

          o implement or adopt any change in its accounting principles, practices or methods, other than as may be required by generally accepted accounting principles or regulatory authorities;

          o enter into any contract containing restrictions on our engaging in business activities or, except in the ordinary course of business, enter into or terminate any material contract or amend or modify in any material respect any such contract or enter into any contract, or amend any existing contract, between us or any of our subsidiaries, on the one hand, and any of our shareholders, on the other hand;

          o except in the ordinary course of business, settle any claim, action or proceeding, except for any claim, action or proceeding involving solely money damages in an amount, individually or in the aggregate for all such settlements, that is not material to us and our subsidiaries taken as a whole;

          o knowingly take any action that is intended or is reasonably likely to result in (i) any of our representations and warranties set forth in the merger agreement being or becoming untrue in any material respect at any time at or prior to the effectiveness of the merger, (ii) any of the conditions to the merger not being satisfied or (iii) a material violation of any provision of the merger agreement;

          o incur any indebtedness for borrowed money other than in the ordinary course of business; or

          o authorize or make any capital expenditures other than in the ordinary and usual course of business and, in any event, in amounts not exceeding $4,000,000 in the aggregate.

Termination

         The merger agreement may be terminated by mutual consent or as follows:

         By Dexia or us if:

          o    the merger is not consummated by January 1, 2001;

          o the approval or authorization of any governmental authority required for consummation of the merger and the other transactions contemplated by the merger agreement is denied by a final order; or

          o approval of our shareholders is not obtained at our shareholder's meeting.

         By Dexia if:

          o we breach the merger agreement and such breach cannot be cured within 30 days and would result in a condition to the closing under the merger agreement not being met; or

          o our board fails to recommend the merger, withdraws such recommendation or modifies or changes such recommendation in a manner adverse to the interests of Dexia or approves or recommends to our shareholders an acquisition proposal other than the merger.

         By us if:

          o Dexia breaches the merger agreement and such breach cannot be cured within 30 days and would result in a condition to the closing under the merger agreement not being met; or

          o at any time prior to the approval of our shareholders, we exercise our fiduciary out. See "--Fiduciary out" on page 31.

No solicitation of transactions

          We have agreed not to, nor to permit any of our subsidiaries to, nor to authorize or permit any of our or our subsidiaries' directors, officers or employees to, and to use commercially reasonable efforts to cause any investment banker, financial advisor, attorney, accountant or other representative retained by us or any of our subsidiaries not to, directly or indirectly through another person, (i) solicit, initiate or encourage (including by way of furnishing information), or knowingly take any other action designed to facilitate, the making of any acquisition proposal or (ii) participate (including by way of furnishing of information) in any discussions or negotiations regarding any acquisition proposal; provided, however, that if, at any time prior to the approval of the merger agreement by our shareholders, our board determines in good faith, after consultation with its financial and legal advisors, that a proposal that was not solicited by it after the date of the merger agreement is, or is reasonably likely to result in, a superior proposal, and subject to providing prior written notice of its decision to take such action to Dexia and continuing notice requirements as to the status of such acquisition proposal, we may (x) furnish information with respect to us and our subsidiaries to any person making such proposal pursuant to a confidentiality agreement generally at least as restrictive as the confidentiality agreement we have entered into with Dexia and (y) participate in discussions or negotiations regarding such proposal. We also have agreed to immediately cease and cause to be terminated any activities, discussions or negotiations conducted prior to the date of the merger agreement with any parties other than Dexia with respect to any of the foregoing and to use our reasonable best efforts to enforce any confidentiality or similar agreement relating to any acquisition proposal.

          Under the merger agreement, "acquisition proposal" means any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of a business that constitutes 20% or more of the net revenues, net income or the assets of us and our subsidiaries, taken as a whole, or 20% or more of any class of equity securities of us or any of our subsidiaries, any tender offer or exchange offer that if consummated would result in any person beneficially owning 20% or more of any class of equity securities of us or any of our subsidiaries, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving us or any of our subsidiaries, other than the transactions contemplated by the merger agreement.

          Under the merger agreement, "superior proposal" means any written acquisition proposal that our board determines in its good faith judgment (following receipt of the advice of a financial advisor of nationally recognized reputation and its legal advisors), if accepted, is reasonably capable of being consummated, taking into account all legal, financial and regulatory aspects of the proposal and would, if consummated, result in a transaction more favorable to the Company and our shareholders than the transactions contemplated by the merger agreement, except that the reference to "20%" in the definition of "acquisition proposal" shall be deemed to be a reference to "50%" and "acquisition proposal" shall only be deemed to refer to a transaction involving the Company or its subsidiary, Financial Security Assurance Inc., or with respect to assets (including the shares of any subsidiary), the Company and its subsidiaries, taken as a whole.

          We are not, however, prohibited from taking and disclosing to our shareholders a position contemplated by Rule 14e-2(a) under the Exchange Act or from making any disclosure to our shareholders if, in the good faith judgment of our board, after consultation with outside counsel, failure so to disclose would violate our obligations under applicable law.

Fiduciary out

          Notwithstanding the restrictions set forth under "--No solicitation of transactions", in response to an acquisition proposal that was not solicited by it after the date of the merger agreement, our board is permitted, prior to shareholder approval of the merger, but only to the extent required by its fiduciary obligations under applicable law as determined in good faith by our board after considering advice of outside counsel, to:

          o withdraw, modify or change, or propose publicly to withdraw, modify or change, the approval or recommendation by our board of the merger or the merger agreement;

          o approve or recommend, or propose to approve or recommend, any acquisition proposal; or

          o terminate the merger agreement with respect to any superior proposal;

but, in each case, only if our board determines in good faith that such acquisition proposal constitutes a superior proposal.


Break-up fee payable to Dexia

          We have agreed to pay to Dexia a $78 million break-up fee if the merger agreement is terminated:


]
                                       31

          o by Dexia, due to our board's failure to recommend the merger to our shareholders or our board's approval or recommendation of an acquisition proposal other than the merger; or

          o    by us, due to the receipt of a superior proposal.

          In addition, if we agree to, or our board recommends, an acquisition transaction within 12 months after a termination of the merger agreement, we have agreed to pay the $78 million break-up fee if the merger agreement was terminated:

          o    by Dexia, because of our willful breach of the merger agreement;

          o by Dexia or us, if the merger agreement was terminated (i) due to the failure of the merger to occur by January 1, 2001 (and no regulatory approval has been denied) and (ii) after a bona fide acquisition proposal has been made or an intention to make such a proposal has been publicly announced; or

          o by either Dexia or us, if the merger agreement was terminated (i) due to the approval of our shareholders not being obtained and
               (ii) after a bona fide acquisition proposal has been made or an intention to make such a proposal has been publicly announced.

         For purposes of the break-up fee, the reference to "20%" in the definition of "acquisition proposal" is deemed to be a reference to "50%" and "acquisition proposal" only refers to a transaction involving the Company or Financial Security Assurance Inc., or with respect to assets (including the shares of any subsidiary), the Company and its subsidiaries, taken as whole.

Break-up fee payable to us

          Dexia has agreed to pay to us a fee in the amount of $7.5 million if the merger agreement is terminated due to:

          o denial of any required approval of the merger from certain European regulatory authorities; or

          o the failure of the closing of the merger to occur by January 1, 2001, provided that, at the date of termination, all conditions to the merger other than the regulatory approval condition shall have been satisfied and the failure of the regulatory approval condition shall have been solely due to the failure to obtain approval from certain European regulatory authorities.

Employee benefits and compensation

          o For a period until December 31, 2004, Dexia has agreed to provide our continuing employees with employee benefit plans which, in the aggregate, are substantially comparable to the benefits currently provided by us and our subsidiaries.

          o Dexia has agreed to determine employee base salaries and annual bonuses in a manner consistent with current practice for the next four calendar years.

          o The Human Resources Committee of our board of directors has determined that equity bonus awards will be paid following closing of the merger except as otherwise required to be deferred by the employment agreements of Messrs. Cochran and Taylor.

          o The Human Resources Committee of our board of directors has voted to continue our 1993 Equity Participation Plan for outstanding performance shares held by continuing employees rather than allow for an immediate payout of those performance shares; and has provided that, for purposes of payouts of those performance shares, our common stock will be valued at $76 per share plus interest at a rate of 8% per annum from the effective date of the merger.

          o Dexia has agreed that performance shares will be awarded in the future in a manner consistent with current practice but with senior management awards annualized, and that 1.4 million performance shares will be authorized and 1.2 million performance shares will be committed over the next four years of awards, with agreed-upon performance objectives and share valuation methodology.

          o We have entered into employment agreements with non-compete provisions with Messrs. Cochran, Taylor and McCarthy. These agreements provide minimum compensation levels, minimum performance share awards and enhanced severance benefits as consideration for the non-compete covenants.

          o Our severance policies have been amended to provide reimbursement (on a grossed-up basis) for any "golden parachute" excise taxes payable by our employees upon their termination of employment following the merger.

          o Dexia will honor our employee severance policies as currently in effect.

Regulatory filings and other matters

          The merger agreement provides that Dexia and we and our respective subsidiaries will cooperate and use reasonable best efforts to prepare all documentation, take all actions, effect all filings and obtain all permits, consents, approvals, confirmations and authorizations of all third parties and governmental authorities necessary or advisable to consummate the merger.

Conditions to the merger

          In addition to (i) obtaining the required approvals of our shareholders, (ii) accuracy of representations and warranties, (iii) compliance by the parties with the terms of the merger agreement and (iv) the consummation immediately prior to the merger of the sale to Dexia of the White Mountains subsidiary that holds White Mountains' interest in us (which are conditions to all parties' obligations to consummate the merger), each of the following are conditions to Dexia's obligation to consummate the merger:

          o all rights to receive Company common stock shall have been converted into a right to receive cash merger consideration;

          o the change in control of our insurance company subsidiaries shall have been approved by insurance regulatory authorities in New York, Oklahoma and the United Kingdom;

          o Dexia shall have received confirmations from insurance regulatory authorities in New York, Oklahoma, California and Delaware that, following the consummation of the merger, our insurance company subsidiaries will not be considered to be owned or controlled by a foreign government or any political subdivision or agency thereof;

          o Dexia shall have received the prior approval of the Federal Reserve to be a "financial holding company" under the recently enacted Gramm-Leach-Bliley Act;

          o at least two of Messrs. Cochran, Taylor and McCarthy shall be employees of the Company and shall be parties to existing employment agreements with the Company; and

          o    the  waiting   period  under  the   Hart-Scott-Rodino   Antitrust
               Improvements Act of 1976 shall have expired or been terminated.

          The closing condition that the representations and warranties must be true and correct as of the signing of the merger agreement and as of the closing of the merger is subject, in most instances, to the qualification that a party cannot assert a breach unless the effect of such breach, together with the effects of all other breaches, has had or is reasonably likely to have a material adverse effect on the relevant party.

Expenses

          The merger agreement provides that all fees and expenses incurred in connection with the merger will be paid by the party incurring such fees or expenses, whether or not the merger is consummated, except that Dexia, on the one hand, and we, on the other hand, will pay one-half of the costs and expenses incurred in connection with the filing, printing and mailing of this proxy statement (including SEC filing fees) and soliciting proxies.

Amendment and waiver

          The merger agreement may be modified or amended only by written agreement of the parties. Any party may waive its rights under the merger agreement only in writing. Any such amendment or waiver may be made at any time before the completion of the merger. After our shareholders approve the plan of merger, however, no amendment or waiver that requires further approval of our shareholders may be made without the further approval of our shareholders.

                        PROPOSAL 2: ELECTION OF DIRECTORS

          All our directors are elected at each annual meeting of shareholders. At our 2000 annual meeting, the shareholders will elect 13 directors to serve for a term expiring at our 2001 annual meeting. Information about the nominees is set forth below and under "OWNERSHIP OF THE COMPANY - Directors and Executive Officers" beginning on page 38.

         If we receive your proxy, we will vote your shares for these nominees, except to the extent that you withhold authority to do so on your proxy card. We will vote all proxies received for the person, if any, designated by our Board of Directors to replace any nominee who becomes unable or unwilling to serve (an event not now anticipated).

         In August 1999, the Board elected Terry Baxter a director of the Company. Mr. Baxter was Executive Vice President of White Mountains from 1999 until February 2000. Mr. Baxter is standing for reelection.

         The Board recommends a vote "FOR" the election of all nominees for director.

Terry L. Baxter
     Age 54............................     Director of the Company since August
                                            1999. Mr. Baxter served as Executive
                                            Vice  President  of White  Mountains
                                            from 1999 until February 2000 and as
                                            President  of WMH from 1997 to 1999.
                                            Mr. Baxter was Chairman of the Board
                                            of Source One from 1996 until  1997.
                                            He was the Managing  Director of the
                                            National Transportation Safety Board
                                            from 1990 to 1993,  and before  that
                                            served as Assistant  Director of the
                                            United  States  Office of Management
                                            and Budget (OMB) and Vice  President
                                            of  GEICO.   He  is  a  director  of
                                            Folksamerica  Reinsurance  Holdings,
                                            Inc.,   and  Main   Street   America
                                            Holdings, Inc.

Robert P. Cochran
          Age 50.......................     Chairman  of the Board of  Directors
                                            of the Company since  November 1997,
                                            and Chief  Executive  Officer  and a
                                            Director of the Company since August
                                            1990.    Mr.   Cochran   served   as
                                            President  of the  Company  and  FSA
                                            from  August  1990  until   November
                                            1997.  He has been  Chief  Executive
                                            Officer  of FSA since  August  1990,
                                            Chairman of FSA since July 1994, and
                                            a  director  of FSA since July 1988.
                                            Prior  to  joining  the  Company  in
                                            1985,   Mr.   Cochran  was  managing
                                            partner  of  the  Washington,   D.C.
                                            office of the  Kutak  Rock law firm.
                                            Mr.   Cochran  is  Chairman  of  the
                                            Association  of  Financial  Guaranty
                                            Insurors,  as well as a director  of
                                            XL Financial  Assurance  Ltd,  White
                                            Mountains and WMH.

Robert N. Downey
     Age 64............................     Director of the Company since August
                                            1994.  Mr.  Downey has been a senior
                                            director  of  Goldman  Sachs  &  Co.
                                            since 1999. He was a limited partner
                                            since  1990,  and a general  partner
                                            from 1976  until  1990,  of  Goldman
                                            Sachs & Co. At Goldman  Sachs & Co.,
                                            Mr.  Downey  served  as  head of the
                                            Municipal  Bond  Department and Vice
                                            Chairman   of   the   Fixed   Income
                                            Division.  Mr. Downey was a Director
                                            of    the    Securities     Industry
                                            Association  from 1987  through 1991
                                            and served as its  Chairman  in 1990
                                            and Vice  Chairman in 1988 and 1989.
                                            He was also formerly Chairman of the
                                            Municipal Securities Division of the
                                            Public Securities Association (known
                                            today    as    the    Bond    Market
                                            Association)  and Vice  Chairman  of
                                            the Municipal Securities  Rulemaking
                                            Board.

Anthony M. Frank
     Age 68............................     Director   of  the   Company   since
                                            February   1996.  Mr.  Frank  was  a
                                            director of CGC from  February  1994
                                            until  December  1995.  He has  been
                                            Chairman  and  Founding  Chairman of
                                            Belvedere Capital Partners,  General
                                            Partner of the California  Community
                                            Financial  Institutions  Fund, since
                                            1994. He was  Postmaster  General of
                                            the United  States from 1988 to 1992
                                            and  served  as  Chairman  and Chief
                                            Executive     Officer    of    First
                                            Nationwide  Bank  from 1971 to 1988.
                                            Mr.  Frank is a director  of Charles
                                            Schwab  Inc.;   Bedford   Properties
                                            Inc.; Irvine Apartment  Communities,
                                            Inc.;  General  American  Investors,
                                            Inc.; Temple-Inland,  Inc.; Crescent
                                            Real  Estate  Equities;  Cotelligent
                                            Group, Inc.; and MDC Communications,
                                            Inc.

Fudeji Hama
     Age 51............................     Director of the Company since August
                                            1998.  Mr.  Hama  has  been  General
                                            Manager  of the  Financial  Services
                                            Department   of  Tokio   Marine  and
                                            Director  of  First   Chicago  Tokio
                                            Marine Financial Products Ltd. since
                                            1998.  He  previously  served  Tokio
                                            Marine as Deputy General  Manager of
                                            its Financial Planning Department
                                            and  Deputy  General  Manager of its
                                            Production Department.  Mr. Hama was
                                            Executive  Vice  President and Chief
                                            Operating Officer of Tokio Marine MC
                                            Asset Management Co., Ltd. from 1995
                                            to 1998.

K. Thomas Kemp
     Age 59............................     Director of the Company since August
                                            1994.  Mr. Kemp has served as Deputy
                                            Chairman  of White  Mountains  since
                                            February    2000.   He   served   as
                                            President   and   Chief    Executive
                                            Officer  of  White   Mountains  from
                                            October  1997 until  February  2000,
                                            and has  served  in other  executive
                                            capacities  with White Mountains and
                                            WMH since  1991.  Mr.  Kemp was Vice
                                            President  of  Fireman's  Fund  from
                                            1990  to  January  1991.   Prior  to
                                            joining Fireman's Fund, Mr. Kemp was
                                            President  of  Resolute  Reinsurance
                                            Company.  Mr.  Kemp is a director of
                                            White    Mountains;     Folksamerica
                                            Reinsurance Holdings, Inc.; Eldorado
                                            Bancshares, Inc.; and Amlin plc.

David O. Maxwell
     Age 69............................     Director of the Company since August
                                            1994.  Mr.  Maxwell was Chairman and
                                            Chief  Executive  Officer  of Fannie
                                            Mae from 1981  until his  retirement
                                            in 1991.  Mr.  Maxwell is a director
                                            of Potomac  Electric  Power  Company
                                            (PEPCO),   and  a   member   of  the
                                            advisory    boards   of    Corporate
                                            Partners,  L.P., Centre Partners II,
                                            L.P. and Centre Partners III, L.P.

Sean W. McCarthy
     Age 41............................     Director   of  the   Company   since
                                            February 1999. Mr. McCarthy has been
                                            Executive   Vice  President  of  the
                                            Company and Chief Operating  Officer
                                            of FSA since  November  1997. He has
                                            been  a  Managing  Director  of  FSA
                                            since  March   1989,   head  of  its
                                            Financial Guaranty  Department since
                                            April 1993, Executive Vice President
                                            of  FSA  since  October  1999  and a
                                            director  of  FSA  since   September
                                            1993.  Prior to joining FSA in 1988,
                                            Mr. McCarthy was a Vice President of
                                            PaineWebber Incorporated.

James M. Osterhoff
     Age 63............................     Director of the Company  since April
                                            1992.  Mr.  Osterhoff  was Executive
                                            Vice  President and Chief  Financial
                                            Officer  of U S WEST  from  December
                                            1991   until   his   retirement   in
                                            September 1995. Prior to joining U S
                                            WEST,   he  was   Vice   President--
                                            Finance and Chief Financial  Officer
                                            of  Digital   Equipment   Corp.,   a
                                            computer manufacturer. Mr. Osterhoff
                                            is a director of GenCorp.

James H. Ozanne
     Age 56............................     Vice   Chairman   of  the  Board  of
                                            Directors  since February 1998 and a
                                            Director   of  the   Company   since
                                            January 1990. Mr. Ozanne is Chairman
                                            of  Greenrange   Partners.   He  was
                                            Chairman  of Source  One from  March
                                            1997 to May 1999,  Vice  Chairman of
                                            Source  One from  August  1996 until
                                            March 1997, and a director of Source
                                            One from August 1996 to May 1999. He
                                            was   President  of  Fund   American
                                            Enterprises,  Inc.  from  March 1997
                                            until December 1999. He was Chairman
                                            and  Director  of Nations  Financial
                                            Holdings  Corporation  from  January
                                            1994  to   January   1996.   He  was
                                            President   and   Chief    Executive
                                            Officer of USWCC from September 1989
                                            until   December   1993.   Prior  to
                                            joining   USWCC,   Mr.   Ozanne  was
                                            Executive  Vice President of General
                                            Electric Capital Corporation.  He is
                                            a director of Basis 100 Inc.

Richard A. Post
     Age 41............................     Director of the Company  since April
                                            1994.  Mr.  Post has been  Executive
                                            Vice  President  of  MediaOne  since
                                            June 1998,  Chief Financial  Officer
                                            of MediaOne  since  January 1997 and
                                            President of MOCC since August 1993.
                                            Mr. Post had  previously  served U S
                                            WEST in a number of other positions,
                                            and has been a director  of a number
                                            of MediaOne-affiliated companies.

Roger K. Taylor
     Age 48............................     Director   of  the   Company   since
                                            February  1995.  Mr. Taylor has been
                                            President   of  the  Company   since
                                            November 1997,  and Chief  Operating
                                            Officer  of the  Company  since  May
                                            1993.   Mr.  Taylor  joined  FSA  in
                                            January 1990,  and has served FSA as
                                            its President since November 1997, a
                                            director  since  January  1992 and a
                                            Managing   Director   since  January
                                            1991.  Prior  to  joining  FSA,  Mr.
                                            Taylor was Executive  Vice President
                                            of  Financial   Guaranty   Insurance
                                            Company,    a   financial   guaranty
                                            insurer.

                                            Mr.   Taylor   is  a   director   of
                                            Fairbanks  Capital Holding Corp. and
                                            Preferred Mortgages Limited.

Howard M. Zelikow
     Age 65............................     Director   of  the   Company   since
                                            February  1996.  Mr.  Zelikow  was a
                                            director of CGC from  February  1994
                                            until December 1995. Mr. Zelikow has
                                            been  a  member  of  Kayne  Anderson
                                            Investment   Management,   Inc.,  an
                                            investment management company, since
                                            1988.    Mr.   Zelikow   was   Chief
                                            Financial Officer and Executive Vice
                                            President    of   The    Progressive
                                            Corporation  from 1976 to 1987.  Mr.
                                            Zelikow is a  director  of The Right
                                            Start,  Inc.; The Navigators  Group,
                                            Inc.;   and   Queensway    Financial
                                            Holdings Limited.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

          During the year ended December 31, 1999, our Board of Directors met four times. At present, our Board has four Committees, whose activities are discussed below. The Board does not have a nominating committee. In addition, a Special Committee was designated by our Board on August 12, 1999, for the purpose of approving the terms of an equity sale by the Company. The Special Committee met twice during 1999. Because we completed that sale during the fourth quarter of 1999, the Special Committee will not meet in the future.

          The Audit Committee is comprised entirely of directors who are not officers or employees of the Company, any subsidiary of the Company, White Mountains, Tokio Marine, XL or MediaOne. The Audit Committee, which at year end consisted of Messrs. Osterhoff (Chairperson), Frank, Maxwell and Zelikow, met three times during 1999. The Audit Committee recommends independent auditors for approval by the Board of Directors and shareholders, reviews the independence of such auditors, approves the scope of the annual audit activities of the independent auditors and reviews audit results.

          The Human Resources Committee is comprised entirely of directors who are not officers or employees of the Company or any subsidiary of the Company. The Human Resources Committee has authority to establish and approve compensation payments and policies for executives and other employees, including awards under the Company's incentive and benefit plans. The Human Resources Committee, which at year end consisted of Messrs. Kemp (Chairperson), Downey, Maxwell and Ozanne, met three times during 1999.

          The Investment Committee, which at year end consisted of Messrs. Frank (Chairperson), Cochran, Downey, Taylor and Zelikow, met three times during 1999. The Investment Committee approves the general investment policies and objectives of the Company and reviews investment activities and portfolio performance, sources and uses of capital, periodic and annual financial statements, and investment guidelines and practices of the Company.

          The Underwriting Committee, which at year end consisted of Messrs. Ozanne (Chairperson), Baxter, Cochran, Hama, Osterhoff and Post, met four times during 1999. The Underwriting Committee monitors the underwriting process in order to assure general compliance with underwriting guidelines and reviews significant changes in underwriting guidelines and new product lines proposed by management.

          Each non-management director of the Company received an annual fee of $30,000 for service as a director, and each chairperson of a Committee of the Board of Directors received an additional annual fee of $5,000. Mr. Ozanne received an additional fee of $50,000 in 1999 for his services as Vice Chairman of the Board of Directors in lieu of his Committee chair fee. Directors also received $2,000 for each Board meeting and regular Committee meeting attended and reimbursement for expenses for any such meeting attended. Each director is entitled to defer fees under the Company's Deferred Compensation Plan and was also entitled to participate in our "forward share" programs described on page 41 of this proxy statement. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings of the Committees on which he served, for the period for which he served, during 1999, except for Mr. Frank, who was absent from two committee meetings and a Board meeting in the second quarter of 1999 following an accident from which he has since recovered.

                        EXECUTIVE OFFICERS OF THE COMPANY

          In addition to Messrs. Cochran, McCarthy and Taylor (who are described above as nominees for director), the Company's other executive officers are described below. Our executive officers include the permanent members of our Management Committee and Mr. Joseph, our principal accounting officer.



            Name                 Age                                       Position
----------------------------- ---------  ----------------------------------------------------------------------

Russell B. Brewer II          43         Managing Director, Chief Underwriting Officer and Director of FSA
John A. Harrison              56         Managing Director and Chief Financial Officer of the Company and FSA;
                                            Director of FSA
Jeffrey S. Joseph             41         Managing Director and Controller of the Company and FSA
Bruce E. Stern                46         Managing Director, General Counsel and Secretary of the Company and
                                            FSA; Director of FSA


          The present principal occupation and five-year employment history of each of the above-named executive officers of the Company, as well as other directorships of publicly held corporations currently held by each such person, are set forth below:

          Mr. Brewer has been a Managing Director of FSA since March 1989 and the Chief Underwriting Officer of FSA since September 1990. He has been a director of FSA since September 1993. From March 1989 to August 1990, Mr. Brewer was Managing Director, Asset Finance Group, of FSA. Prior to joining FSA in 1986, Mr. Brewer was an Associate Director of Moody's Investors Service, Inc.

          Mr. Harrison has been a Managing Director and the Chief Financial Officer of FSA since August 1991 and the Chief Financial Officer of the Company since February 1993. He has been a director of FSA since September 1993. From April 1987 through August 1991, Mr. Harrison was Chief Financial Officer of Citibank, N.A. -- U.S. Consumer Banking Group, and prior thereto was Managing Director, Real Estate Finance Group, of Merrill Lynch & Co. Inc. Mr. Harrison has been a director of Fairbanks Capital Holding Corp. and affiliated entities since December 1998.

          Mr. Joseph has been a Managing Director of the Company and FSA since December 1993 and the Controller of FSA since February 1992 and of the Company since April 1993. Prior to joining FSA in 1992, he was Vice President and Controller of Capital Markets Assurance Corporation, a financial guaranty insurer.

          Mr. Stern has been a Managing Director, the Secretary and the General Counsel of the Company since April 1993. Since April 1993, he has been the Secretary of FSA, and since March 1989, he has been a Managing Director of FSA. He has been a director of FSA since August 1990. Prior to joining FSA as General Counsel in 1987, Mr. Stern was an attorney with Cravath, Swaine & Moore.


            PROPOSAL 3: APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

          PricewaterhouseCoopers LLP currently serve as the Company's independent auditors. They (including their predecessor, Coopers & Lybrand L.L.P.) have served in that capacity since January 1990. During 1999, PricewaterhouseCoopers LLP examined the accounts of the Company and its subsidiaries and also provided other services to the Company in connection with SEC filings and in connection with the establishment of the Company's 1999 Forward Share Program. In February 2000, the Board appointed PricewaterhouseCoopers LLP as the independent auditors of the Company for 2000. The shareholders are asked to approve this action of the Board. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with an opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

          The Board recommends a vote "FOR" approval of the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for 2000.

                           OWNERSHIP OF THE COMPANY

5% Shareholders

          The following table sets forth certain information regarding actual, beneficial and voting ownership of the Company's equity at April 10, 2000 as to each person known by the Company to beneficially own, within the meaning of the Exchange Act, 5% or more of the outstanding shares of the Common Stock or Preferred Stock.



                                                                     Number of Shares Owned(1)
                                        -----------------------------------------------------------------------
                                                                                                       Voting
               5% Shareholders                   Actual                     Beneficial(2)              Power
------------------------------------------------------------------- ------------------------------ ------------
                                          Number       Percent(3)       Number        Percent(3)     Percent(4)
                                        ------------ -------------- --------------  -------------- ------------
                                                                                                         >


White Mountains Insurance Group, Ltd. ..   6,943,316    20.7%          8,943,316       25.2%          25.2%
     Crawford House
     23 Church Street
     Hamilton, Bermuda(2)
The Tokio Marine and Fire Insurance
   Co., Ltd.............................   2,629,000     7.8%          2,629,000        7.8%           7.4%
     2-1, Marunouchi 1-Chome
     Chiyoda-ku, Tokyo 100 Japan
XL Capital Ltd..........................   2,555,133     7.6%          2,555,133        7.6%           7.2%
     Cumberland House
     1 Victoria Street
     Hamilton HM11 Bermuda D2(5)
MediaOne Capital Corporation ...........   1,721,199     5.1%          1,721,199        5.1%           4.8%
     c/o MediaOne Group
     188 Inverness Drive West
     Englewood, CO  80112(1)


(1) Number of shares owned is based on Schedules 13D or 13G filed by such entities with the SEC, except for MOCC, which confirmed to us on March 1, 2000, that it owns the number of shares set forth in the table.

(2) A person is deemed to have "beneficial ownership" as of a given date of any shares which such person has the right to acquire within 60 days after such date or over which such person has voting or investment power. In computing the percentage of outstanding shares beneficially held by each shareholder listed above, any share of Common Stock which such shareholder beneficially owns is deemed to be outstanding for such shareholder, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other shareholder unless such share is actually outstanding. The only shareholder listed above which is deemed to have beneficial ownership of shares of Common Stock not actually owned by such shareholder is White Mountains. On April 10, 2000, White Mountains or its subsidiaries owned (subject to anti-dilutive adjustment) 2,000,000 shares of Preferred Stock, constituting all the outstanding Preferred Stock, which are convertible into an equal number of shares of Common Stock at the conversion price of $29.65 per share. Please see Note (3) below for additional information regarding shares beneficially owned by White Mountains.

(3) Ownership percentages are calculated based on 33,517,995 shares of Common Stock outstanding at April 10, 2000, which (a) includes 511,031 shares purchased by a "rabbi trust" for purposes of funding in advance the Company's obligations with respect to its 1993 Equity Participation Plan, as amended, and excludes 158,306 shares of treasury stock and (b) excludes 2,000,000 shares of Preferred Stock outstanding at April 10, 2000, except that such Preferred Stock is included for determining the beneficial ownership and voting power percentages of White Mountains (which holds such Preferred Stock).

(4) Voting power percentages are calculated based on 35,517,995 shares of Common Stock outstanding at April 10, 2000, which (a) includes 511,031 shares purchased by a "rabbi trust" for purposes of funding in advance the Company's obligations with respect to its 1993 Equity Participation Plan, as amended, and excludes 158,306 shares of treasury stock and (b) includes 2,000,000 shares of Preferred Stock outstanding at April 10, 2000.

(5) According to the amended Schedule 13G filed on January 24, 2000, by XL with the SEC, the shares beneficially owned by XL are held by a Cayman Islands affiliate of XL and were not acquired and are not held for the purpose or effect of changing or influencing control of the Company.

Directors and Executive Officers

          The following table sets forth certain information regarding beneficial ownership of the Company's equity at April 10, 2000 for (a) each director and nominee for director of the Company, (b) each executive officer named under "Executive Compensation -- Summary Compensation Table" and (c) all such executive officers and directors of the Company as a group. The table also provides information regarding economic ownership. Voting power is less than 1% of voting shares outstanding for each executive officer and director listed, individually and as a group.


                                                                   Number of Shares Owned
                                           -----------------------------------------------------------
                                                                                            Percent of
                                                                                              Economic
   Directors and Executive Officers              Beneficial(1)         Economic(2)        Ownership(3)
   --------------------------------              -------------         -----------        ------------
     Terry L. Baxter (4).......................         1,000               21,397              *
     Robert P. Cochran (2).....................       145,225              789,286              2.3%
     Robert N. Downey..........................        75,000              114,079              *
     Anthony M. Frank..........................         2,671               39,918              *
     Fudeji Hama...............................            --                   --              *
     K. Thomas Kemp (4)........................         1,600               41,124              *
     David O. Maxwell..........................           783               35,783              *
     Sean W. McCarthy..........................        67,284              363,819              1.1%
     James M. Osterhoff........................         1,000               39,474              *
     James H. Ozanne...........................        15,800               58,715              *
     Richard A. Post...........................           200               38,945              *
     Roger K. Taylor...........................           454              466,295              1.4%
     Howard M. Zelikow.........................         5,037               40,037              *
     Russell B. Brewer II......................         8,601              118,180              *
     Bruce E. Stern (1)........................         6,114              128,167              *
     All executive officers and  directors as         381,424            2,442,268              6.8%
     a group (17 persons)......................

     * denotes less than 1%
------------------


(1) All beneficially owned shares are actually outstanding and directly owned by the listed directors and executive officers, except that (a) with respect to Mr. Cochran, 3,675 shares are held in trust for the benefit of his children, and (b) with respect to Mr. Stern, all shares are held in trust for the benefit of his children. At April 10, 2000, shares actually and beneficially owned represented less than 1% of total shares of Common Stock outstanding for each executive officer and director listed individually, and as a group represented approximately 1.1% of total shares of Common Stock outstanding.

(2)       Shares  economically owned by directors and executive officers include
          (a) vested and unvested performance shares with each performance share treated as one share of Common Stock, (b) equity bonus shares, (c) deemed investments in Common Stock under the Company's plans ("Phantom Shares") and (d) deemed investments in "Forward Shares" (defined below under "Executive Compensation - Forward Shares"). Phantom Shares represent voluntary investments in Common Stock by directors and executive officers. All such shares (other than Forward Shares) include accrued dividends. The table includes such shares economically owned by the Chief Executive Officer and the other four most highly compensated executive officers of the Company and its subsidiaries in the following amounts:


                                   Performance   Equity Bonus   Phantom       Forward Shares
                Officer              Shares        Shares       Shares       (1996)     (1999)
                -------            -----------   ------------   -------       ------- --------
     Robert P. Cochran              110,691        111,451      230,465     145,252     46,203
     Roger K. Taylor                 80,518         67,311      216,809      55,000     46,203
     Sean W. McCarthy                95,749         45,927       33,254      29,200     92,406
     Bruce E. Stern                  30,218         16,460       65,375          --     10,000
     Russell B. Brewer II            30,218         12,579       56,782       5,000      5,000
     All executive officers and     370,057        266,464      670,059     364,452    389,812
     directors as a group


          To the extent that shares economically owned by any non-officer director exceed those beneficially owned, such economic ownership is attributable to (i) 15,000 1996 Forward Shares acquired by each director, other than Messrs. Baxter and Hama, (ii) 20,000 1999 Forward Shares acquired by each director, other than Mr. Hama, and (iii) shares deemed invested under the Company's Deferred Compensation Plan (together with accrued dividends). The table excludes fractional shares attributable to participation in various benefit plans.

(3) Ownership percentages are calculated based on 33,517,995 shares of Common Stock outstanding at April 10, 2000, which (a) includes 511,031 shares purchased by a "rabbi trust" for purposes of funding in advance the Company's obligations with respect to its 1993 Equity Participation Plan, as amended, and excludes 158,306 shares of treasury stock and (b) excludes 2,000,000 shares of Preferred Stock outstanding at April 10, 2000. In addition, in computing the percentage of shares economically owned by each person listed above, any share which is economically owned by such person is deemed to be an outstanding share of Common Stock for such person, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person (except with respect to the group as a whole, for which all such shares are deemed to be outstanding).

(4) Mr. Kemp is Deputy Chairman of White Mountains, and Mr. Baxter was Executive Vice President of White Mountains until February 2000. White Mountains beneficially owns 25.2% of the Company, through its ownership of Common Stock and Preferred Stock as described in Notes
          (2) and (3) to the "5% Shareholders" table on page 38. Messrs. Kemp and Baxter disclaim direct beneficial ownership of Common Stock and Preferred Stock held by White Mountains or its subsidiaries.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

          The table below sets forth a summary of all compensation paid to the chief executive officer of the Company and the other four most highly compensated executive officers of the Company and its subsidiaries, in each case for services rendered in all capacities to the Company and its subsidiaries for the years ended December 31, 1999, 1998 and 1997.


                                                                           Long-Term
                                                                           Compensa-
                                          Annual Compensation               tion (1)
      Name and Principal                                     Other Annual     LTIP       All Other
           Position          Year   Salary      Bonus    Compensation(2)   Payouts(3)  Compensation(4)
           --------          ----   ------      -----    ---------------    ----------   -------------

Robert P. Cochran            1999  $470,000   $ 69,402     $2,153,645       $5,897,323       $133,823
  Chairman of the Board and  1998   440,000    560,000      1,164,706        4,737,911        113,834
  Chief Executive Officer    1997   440,000    560,000        870,610        2,958,727        107,827
Roger Taylor                 1999   310,000    413,617      1,395,745        4,106,640        116,609
  President and              1998   290,000    710,000        694,118        2,979,302        103,326
  Chief Operating Officer    1997   290,000    710,000        341,185        1,729,575         97,900
Sean W. McCarthy             1999   250,000    618,828      1,154,320        3,570,905        119,309
  Executive Vice             1998   235,000    875,000        264,706        2,475,950        102,715
  President                  1997   235,000    700,000        235,300        1,201,983         81,156
Bruce E. Stern               1999   215,000    300,000        352,941        1,816,906         54,429
  Managing Director, General 1998   200,000    365,000         88,235        1,316,755         46,694
  Counsel and Secretary      1997   200,000    272,500         67,649          824,910         46,299
Russell B. Brewer II         1999   215,000    475,000        147,059        1,821,194         51,404
  Managing Director and      1998   200,000    365,000         88,235        1,308,949         49,844
  Chief Underwriting Officer 1997   200,000    280,000         70,590          804,971         49,505


(1) No awards of restricted stock or options/SARs were made to any of the executives named in the table during the period covered by the table.

(2) Figures represent the value of phantom stock granted as "equity bonus" awards under the Company's 1993 Equity Participation Plan, as amended, and deferred for a minimum of five years. Payment following the deferral period will be in cash or Common Stock, at the Company's option.

(3) Payouts were made to or deferred by each named executive in January 2000 with respect to performance shares for the three-year performance cycle ending December 31, 1999. Payouts were made in shares of Common Stock or cash. For purposes of this table, shares of Common Stock are valued for 1999, 1998 and 1997 at $49.1875, $53.625 and $46.0625 per
          share, respectively, the New York Stock Exchange closing price per share on the day preceding approval of the payout by the Human Resources Committee of the Board of Directors and the per share value employed for those receiving cash payments.

(4) All Other Compensation includes contributions by the Company to a defined contribution pension plan ("Pension Plan") and supplemental executive retirement plan ("SERP") as follows:


         Officer                   1999                      1998                       1997
         -------                   ----                      ----                       ----
                        Pension Plan     SERP      Pension Plan     SERP     Pension Plan     SERP
                        ------------     ----      ------------     ----     ------------     ----
Robert P. Cochran        $14,400       $75,600       $14,400       $75,735      $14,400       $75,600
Roger K. Taylor           14,400        75,600        14,400        75,600       14,400        76,950
Sean W. McCarthy          14,400        75,600        14,400        75,600       14,400        53,100
Bruce E. Stern            14,400        33,300        14,400        30,600       14,400        30,600
Russell B. Brewer II      14,400        34,200        14,400        33,750       14,400        33,750


          All Other Compensation also includes amounts paid by the Company to gross up employees for Medicare tax paid in respect of equity bonus awards. In addition, the figure included in this column for Mr. McCarthy includes $5,820.27 for 1999, $7,329 for 1998 and $8,838 for
          1997, representing the benefit conveyed to him under a loan provided to him by the Company at a below market interest rate in connection with his relocation to New York. See "Executive Compensation--Other Relationships."

Employment Agreements and Arrangements; Change in Control Provisions

          We do not currently have employment agreements with any of our executive officers except for the employment agreements with Messrs. Cochran, Taylor and McCarthy entered into in connection with the proposed merger and effective upon the closing of the merger. If we terminate any of the named executive officers without cause prior to the merger, Messrs. Cochran and Taylor would be entitled to 18 months of compensation and Messrs. McCarthy, Stern and Brewer would be entitled to 12 months of compensation, in each case based upon current compensation (or, in certain events, prior compensation if higher) in accordance with our severance policy.

          The Company's 1993 Equity Participation Plan, as amended (the "Equity Plan"), provides for accelerated vesting and payment of equity bonus shares, performance shares and stock options awarded thereunder upon the occurrence of certain change in control transactions involving the Company. These provisions are generally applicable to all participants in the Equity Plan. Each of the named executive officers holds equity bonus shares and performance shares awarded under the Equity Plan. In connection with the merger, the Human Resources Committee of our Board of Directors has approved (i) a "plan continuation" which results in non-acceleration of performance shares for continuing employees and (ii) acceleration and payout of equity bonus shares except as otherwise required by certain employment agreements.

Other Relationships

          In February 1992, the Company provided a loan to Mr. McCarthy in connection with his relocation to New York City. Mr. McCarthy is the Executive Vice President and a director of the Company, and Executive Vice President and Chief Operating Officer of FSA. The loan was amended in December 1993 to allow for the repayment of the remaining principal balance over a ten-year period in equal annual installments of $36,282 at an interest rate of 5.20% per annum. At December 31, 1999, the outstanding principal balance was $145,131.

Forward Shares

          The Company is party to forward arrangements with several financial institutions. We entered into the first forward arrangement in May 1996, and additional forward arrangements in December 1999. The financial institution counterparties to the forward arrangements are generally obligated to hold shares of our Common Stock ("Forward Shares") for a five-year term. Under the forward arrangements, the Company has the obligation before the end of the term to either (a) purchase the Forward Shares from the counterparties for a specified price per share (the "Purchase Price") plus carrying costs (less dividends paid on the Common Stock) or (b) direct the counterparties to sell the Forward Shares, receiving any excess of the sale proceeds over the Purchase Price (or making up any shortfall) in cash or additional shares, at its option. The Purchase Price is $26.50 and $53.50 under the 1996 and 1999 forward arrangements, respectively.

          At the time the Company entered into each forward arrangement, it made the economic benefits of the forward shares available under a subscription program to the Company's management and directors, who have parallel investments in phantom Forward Shares under the Company's Deferred Compensation Plan or SERP. All 750,000 shares covered by the 1999 program were made available under the subscription program, and continue to be outstanding. Of the initial 1,750,000 shares covered by the 1996 program, 750,000 were made available under the subscription program. When an individual participant exercises Forward Shares under the subscription program, the Company settles with the participant but does not necessarily close out the corresponding forward share position with the counterparties. As a result of the repurchase of Forward Shares from management and directors participating in the 1996 forward share subscription program, 33,078 shares were held for the benefit of the Company and 529,122 shares continued to be held for the benefit of the participants on December 31, 1999.

Performance Shares

          Performance shares are awarded under the Equity Plan. The Equity Plan authorizes the discretionary grant of performance shares by the committee administering the Equity Plan (the Human Resources Committee) to key employees of the Company and its subsidiaries. Each performance share potentially represents the economic value of up to two shares of Common Stock, and not just appreciation, as is the case with a stock option. The number of shares of Common Stock actually earned for each performance share depends upon the attainment by the Company and its subsidiaries (on a consolidated basis) of "performance objectives" during the time period specified by the Committee at the time an award of performance shares is made.

          The following table sets forth (a) a summary of performance shares awarded to each of the named executive officers for the year ended December 31, 1999 (which awards were made in January 2000), (b) the applicable performance period until payout and (c) the related estimated future payouts at the stated assumed annual rates of adjusted book value per share and stock price appreciation.


                  LONG-TERM INCENTIVE PLANS - AWARDS IN 1999(1)


                                                                          Estimated Future Payouts (3)
                                                                          ----------------------------
                         Performance  Performance
                            Shares    Period Until     Threshold        Target            Maximum
            Name           Granted      Payout      (no. of shares)  (no. of shares)   (no. of shares)
            ----          ---------     -------      ---------------  --------------- ---------------
Robert P. Cochran......    70,000        (2)              0               70,000        140,000
Roger K. Taylor........    50,000        (2)              0               50,000        100,000
Sean W. McCarthy.......    50,000        (2)              0               50,000        100,000
Bruce E. Stern.........    15,000        (2)              0               15,000         30,000
Russell B. Brewer II...    15,000        (2)              0               15,000         30,000

(1) These performance shares were awarded under the Equity Plan in January 2000 for the year ended December 31, 1999. The table excludes performance shares awarded in January 1999 for the year ended December 31, 1998, which are set forth in a table in the prior year's proxy statement.

(2) One-third of each award relates to the three-year performance cycle ending December 31, 2002; and two-thirds of each award relates to the three-year performance cycle ending December 31, 2003. Awards are payable shortly following completion of the applicable performance cycle, subject to earlier payment in certain circumstances or to deferral. Such performance shares vest at the completion of the applicable performance cycle, subject to rules pertaining to the recipient's death, disability, retirement or termination of employment, or change-in-control transactions.

(3) The actual dollar value received by a holder of performance shares, in general, varies in accordance with the annual rate of growth in adjusted book value per share ("ROE") of Common Stock during an applicable "performance cycle" and the market price of Common Stock at the time of payout of such performance shares. At the election of the holder at the time of the award, ROE may be determined including or excluding realized and unrealized gains and losses in the Company's investment portfolio. With respect to the performance shares described in the table above, if ROE is 7% or less per annum for any performance cycle, no shares of Common Stock will be earned for the performance cycle; if ROE is 13% per annum for any performance cycle, a number of shares of Common Stock equal to 100% of the number of performance shares will be earned for that performance cycle; and if ROE is 19% per annum or higher for any performance cycle, a number of shares of Common Stock equal to 200% of the number of performance shares will be earned for that performance cycle. If ROE is between 7% and 19%, the payout percentage will be interpolated. Recipients of performance share awards may elect to receive cash in lieu of shares of Common Stock in an amount equal to the product of (i) the number of shares of Common Stock that would be distributed absent an election to receive cash, multiplied by (ii) the New York Stock Exchange closing price per share of Common Stock on the trading day prior to the date that the Human Resources Committee approves the payout percentage for the applicable performance cycle. However, notwithstanding an election to receive cash, the Company may deliver shares of Common Stock if available under the Equity Plan. Following the merger, shares of our Common Stock will be valued at $76 per share (plus interest at 8% per annum from the date of merger) for purposes of determining cash payout amounts for currently outstanding performance shares.

                                    Report of
             The Human Resources Committee of The Board of Directors
                  of Financial Security Assurance Holdings Ltd.

                                                               February 17, 2000

          The Human Resources Committee of the Board of Directors (the "Committee") determines the compensation of the Chief Executive Officer, the Chief Operating Officer and the Executive Vice President of the Company, and reviews and approves management's compensation recommendations for other employees of the Company. The Committee is comprised entirely of independent directors.

          Compensation of executive officers of the Company is comprised primarily of salary, cash bonus, equity bonus awards and performance share awards, as well as employee benefits such as retirement and health benefits. The Committee adheres to a compensation philosophy aimed at aligning the interests of management with those of the owners, reflected by an emphasis on equity-based rather than cash-based compensation.

          In 1999, the Committee engaged Johnson Associates, Inc., professional compensation consultants, to review the market compensation environment and to evaluate the Company's performance share strategy. Johnson Associates, Inc. prepared a report reviewed by the Committee in November 1999. The report was intended as a background for review prior to approval of 1999 bonuses, 2000 salaries and 2000 performance share awards under the Company's 1993 Equity Participation Plan (the "Equity Plan") at the Committee's January 2000 meeting. On the subject of cash compensation, the report concluded, among other things, that:

          o the Company expected strong results and an increased bonus pool based on agreed upon performance measures,

          o 1999 compensation levels for the financial services industry were expected to surpass 1998's high levels due to strong industry performance, and

          o the Company needed to address competitive alternatives available to key professionals.

On the subject of the Company's performance share strategy, the report concluded, among other things, that:

          o management's performance share strategy appeared to be thoughtful and directionally appropriate given market factors,

          o the proposed strategy is competitive at the 75th percentile of market comparables and continues to make up a significant portion of the Company's executive compensation,

          o    the  approach  to  performance  share  awards  helps to  maintain
               competitive  long-term   compensation  delivery  and  significant
               ownership/at-risk compensation, and

          o    overall,   the  philosophy  and  structure  of  the  Equity  Plan
               continues to be competitive and effective for motivating and retaining the Company's senior professionals.

The report reinforced the Committee's belief that its compensation philosophy and practices were accomplishing the results intended by the Committee, on both an absolute and comparative basis.

          Salaries. Generally, salaries of executive officers are reviewed by the Committee every other year. Salaries of the five most highly compensated executive officers were last reviewed for 1999 and, accordingly, were not reviewed again for 2000 and thus remained unchanged from the prior year. The Company, like other participants in the financial services sector, allocates most of executive officer compensation to year-end bonuses rather than salaries, with annual bonuses (including equity bonuses) exceeding annual salaries for each of the five most highly compensated executive officers of the Company.

          Cash Bonuses. At its February 1999 meeting, the Committee determined the guidelines to be applied in determining the potential 1999 bonus pool available for Company employees. The Committee, however, retained discretion regarding the size of the actual 1999 bonus pool and the allocation of bonus amounts to particular employees.

          As in the prior year, the Committee established a target bonus pool equal to approximately 7% of the after tax growth in adjusted book value ("ABV") for the year, subject to adjustment based upon the quality of return of capital deployed. Growth in ABV was determined after all operating expenses, including the cost of the bonus pool itself. The quality of return adjustment was intended to motivate management to use the Company's capital prudently in building adjusted book value per share. Under this guideline, the bonus pool would be unchanged so long as transactions insured by the Company's subsidiaries had a weighted average return on equity under the Company's return on equity model ("Transaction ROE") equal to a specified target Transaction ROE (the "Target ROE"), provided that a Transaction ROE 2% or more above such target would result in a 2% increase in ABV per share, while a Transaction ROE 2% or more below such target would result in a 2% decrease in ABV per share, with Transaction ROE's within such range interpolated on a straight-line basis.

          The effect of the 1999 target bonus pool was to require a substantial increase in ABV growth and/or Transaction ROE from prior year performance to maintain the bonus pool at the level paid in the prior year. If the Company performed in accordance with its 1999 financial plan at the Target ROE, then the bonus pool for 1999 would have been approximately $18 million. A 1999 bonus pool of $18 million would have been less than the actual 1998 bonus pool accrual of $24 million, of which approximately $22 million was distributed. In establishing these guidelines, the Committee recognized that non-distributed bonus pool amounts from prior years may be carried over into future years. The Committee also recognized that compensation matters in connection with new ventures would be arranged outside the bonus pool, and that adjustments to the target bonus pool may be recommended by management, subject to approval of the Committee, to reflect changes in circumstances. No such arrangements or adjustments were implemented in 1999.

          The Company experienced record PV premium growth in 1999, coupled with record Transaction ROE, resulting in a 1999 bonus pool of approximately $30.4 million under the guidelines described above. Of this amount, approximately $27 million was paid for 1999, with the balance carried over into future years. By comparison, the actual bonus pool for 1998 was approximately $24 million, of which approximately $22 million was distributed, with the balance carried over to the subsequent year. The 1999 bonus (including equity bonus) for the Chief Executive Officer increased approximately 27% from 1998. The Committee found this bonus amount to be warranted in view of the record level of premium production at well above the Target ROE and other accomplishments which contributed substantially to shareholder value in 1999.

          Equity Bonuses. 1999 was the sixth year that bonuses were paid part in cash and part as equity bonus awards under the Equity Plan. Equity bonuses represent "phantom shares" of the Company's common stock. Each bonus is determined as discussed above under the caption "Cash Bonuses", and a specified percentage of such bonus is paid in the form of an equity bonus in lieu of cash. Equity bonus awards are deemed invested in the Company's common stock at 85% of fair market value, and payment of such awards is deferred for a minimum of five years. For 1999, as in the prior year, each employee had the option, exercisable approximately six months prior to year-end, to increase his or her equity bonus percentage to up to 50% of his or her total bonus, subject to Committee approval. The Committee also determined that bonuses to executive officers would be paid as equity bonuses to the extent that such bonuses, if paid in cash, would result in the loss of a material federal income tax deduction under
Section 162(m) of the Internal Revenue Code of 1986. The Equity Plan also provides for mandatory deferral of equity bonus award payouts to the extent that such payouts, if made, would not be deductible by the Company due to the limitation imposed by Section 162(m). The amount of the Chief Executive Officer's bonus paid in the form of an equity bonus for 1999 was $1,830,598, representing approximately 96% of his total bonus.

          The minimum equity bonus percentages employed in 1999 (unchanged from 1998) are set forth below:

          Equity Bonus Award as a Percentage of Total Bonus

         Total Bonus                   Marginal Rate
         $0 to $50,000                 10% (optional for bonuses below $50,000)
         $50,001 to $150,000           15%
         $150,001 to $300,000          20%
          Over $300,000                 25%

          Performance Shares. The Equity Plan provides for the award of performance shares. Each performance share represents a right to receive up to two shares of the Company's common stock, with the actual number of common shares receivable determined on the basis of the increase in adjusted book value per share over a specified performance cycle. The performance shares were designed to provide less compensation to participants than stock options if the Company performs poorly and more compensation to participants if the Company performs well. In particular, the performance shares were designed to have no value if the Company fails to generate a return on equity in excess of 7%, which at the time was a proxy for the risk-free yield on treasury securities. Holders of performance shares are entitled at the time of grant to elect to have their performance shares valued at the time of payout either including or excluding realized and unrealized gains and losses on the Company's investment portfolio. The Committee's approach generally has been to refrain from awarding performance shares to the same individuals in successive years. 2000 performance share awards were allocated 1/3 to a 2000/2001/2002 performance cycle and 2/3 to a 2001/2002/2003 performance cycle. The Company has implemented a program of share purchases through a "rabbi trust" for the purpose of funding in advance its obligations in respect of outstanding performance shares. The Chief Executive Officer, who last received an award of performance shares in January 1998, received an award of 70,000 performance shares in January 2000. In January 2000, the Committee also approved performance share payouts for the three-year performance share award cycle ended December 31, 1999 based upon growth in ABV per share during the cycle. The Committee determined that each performance share for such award cycle was equal to 153.36% (including portfolio gains and losses) or 169.65% (excluding portfolio gains and losses) of a common share of the Company. Performance shares were paid in Company common shares or cash, or such amounts were deferred, in accordance with the provisions of the Equity Plan and the Company's Deferred Compensation Plan.

          Stock Ownership Guidelines. The Committee has implemented stock ownership guidelines for senior executives, including the five most highly compensated executive officers, of the Company. The guidelines establish share ownership objectives for senior executives, with the expectation that senior executives would retain at least 50% of the net after-tax shares from Company compensation plans until the objective has been met (absent any hardship situation). The share ownership objective calls for ownership of Company shares having a market value, (i) in the case of the Chief Executive Officer and Chief Operating Officer, equal to the sum of three times annual compensation up to $500,000 and four times additional compensation and (ii) in the case of other senior executives, equal to the sum of two times annual compensation up to $300,000 and three times additional compensation. For purposes of the guidelines, share ownership (i) includes common stock owned, vested equity bonus shares, and common stock deferred and phantom common stock investments under the Company's benefit plans and (ii) excludes outstanding performance shares or stock options.

          The Committee reviewed compliance with Section 162(m) of the Internal Revenue Code of 1986, relating to the deductibility of compensation paid to the Chief Executive Officer and the other most highly compensated officers of the Company. Performance share awards under the Equity Plan were designed, on advice of counsel, to comply with the requirements of Section 162(m). Given the Committee's intention to continue employment of deferred equity bonus awards in lieu of a portion of cash bonuses in determining 2000 compensation for the Company's senior management or to develop an alternative approach to maintain the availability of federal income tax deductions for executive compensation, the Committee has determined that it is unlikely that the Company will pay compensation in 2000 that would result in the loss of any material federal income tax deduction under Section 162(m) and has not recommended that any other action be taken as a consequence of such provision.

                                                  Human Resources Committee K.
                                                  Thomas Kemp (Chairperson)
                                                  Robert N. Downey
                                                  David O. Maxwell
                                                  James H. Ozanne



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Each director and executive officer of the Company, and each beneficial owner of more than 10% of the Common Stock and Preferred Stock, is required under Section 16 of the Exchange Act to report to the SEC, the New York Stock Exchange (the "NYSE") and the Company, by a specified date, all transactions in the Company's equity securities. Based solely upon a review of the reports furnished to it pursuant to Section 16, the Company believes that all of its directors, executive officers and greater than 10% equity security holders complied with the filing requirements applicable to them with respect to transactions occurring during 1999.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The Human Resources Committee consisted of Messrs. Kemp, Downey, Maxwell and Ozanne throughout 1999. None of such persons is currently or has ever been an officer or employee of the Company or any subsidiary of the Company. Mr. Kemp is Deputy Chairman of White Mountains, and was President and Chief Executive Officer of White Mountains and Chairman and Chief Executive Officer of WMH during 1999. Mr. Cochran, Chairman and Chief Executive Officer of the Company, is a director of White Mountains and WMH, and a member of the compensation committee of White Mountains. Mr. Taylor, President and Chief Operating Officer of the Company, was a director and member of the compensation committee of Source One, a subsidiary of White Mountains, until May 1999. Mr. Ozanne was Chairman of Source One until May 1999.

                             STOCK PRICE PERFORMANCE

          The following graph compares the cumulative total return for an investment of $100 on May 6, 1994 (the effective date of registration of the Company's Common Stock) through December 31, 1999 in (i) the Company's Common Stock, (ii) Standard & Poor's 500 Composite Index and (iii) the NYSE Financials Index. The graph assumes that all dividends were reinvested (except for NYSE Financials Index).



               Cumulative Total Return on Common Stock compared to
         Standard & Poor's 500 Composite Index and NYSE Financials Index
                       (May 6, 1994 to December 31, 1999)



390

360

330

300

270
                                   [GRAPHIC OMITTED]
240

210

180

150

120

90

     1994      1995      1996      1997      1998      1999

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

1999 Equity Sale

          The Company sold to three of our major shareholders shares of Common Stock at a price of $54.20 per share pursuant to agreements entered into in late October and early November 1999. The purchase price represented 97.5% of the average of the high and low sale price of our common stock on the NYSE on October 29, 1999, the date on which a Special Committee of the Board approved the sale as part of a plan to raise approximately $140 million through sales of the Company's Common Stock. The table below sets forth the number of shares purchased and aggregate purchase price for each of the three shareholders, individually and in the aggregate. The remaining approximately $27.1 million of shares were purchased by the counterparties under the forward arrangements that we entered into in 1999, described on page 41 of this proxy statement under the caption "EXECUTIVE COMPENSATION -- Forward Shares".



         Shareholder            Number of Shares Purchased            Aggregate Purchase Price
         -----------            --------------------------            ------------------------
                                                                         >

White Mountains                           922,509                     $  50,000,000

Tokio Marine                              700,000                        37,940,000

XL                                        461,255                        25,000,000
                                       -----------                      --------------

  Total                                 2,083,764                      $112,940,000


White Mountains, MediaOne and Company Relationships

          In connection with its initial investment in the Company in 1994, White Mountains:

          o acquired 2,000,000 shares of the Series A Convertible Redeemable Preferred Stock of the Company (the "Preferred Stock") from the Company; the shares of Preferred Stock are convertible into an equal number of shares of Common Stock at a price of $29.65 per share (subject to anti-dilutive adjustment) until their redemption date of May 13, 2004; the Preferred Stock remains outstanding and its terms have not been amended since they were issued;

          o acquired an option to acquire 666,667 shares of Common Stock from MOCC at an exercise price of $23.50 per share until May 13, 1999, which was exercised in May 1999;

          o acquired an option to acquire 1,893,940 shares of Common Stock from MOCC at an exercise price of $26.40 per share until September 2, 2004, which was exercised in September 1999;

          o entered into a Registration Rights Agreement with MOCC and the Company; and

          o entered into a Voting Trust Agreement with MOCC and The First National Bank of Chicago, as voting trustee, which related to the voting of the 1,893,940 shares subject to the option described above and which terminated upon the exercise by White Mountains of that option.

          Under the Registration Rights Agreement, at any time prior to May 13, 2004, each of White Mountains and MOCC is entitled to four demand registrations, and the right to register certain shares on a "piggyback" basis on an unlimited number of occasions if the Company proposes to have a public offering of Common Stock. The Company has agreed to indemnify White Mountains and MOCC for certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments White Mountains or MOCC may be required to make in respect thereof, in connection with sales by such person of Common Stock in a registration statement prepared by the Company under the Registration Rights Agreement.

White Mountains and Company Relationships

          In March 1999, FSA Portfolio Management Inc. ("FSA Portfolio Management"), a wholly owned subsidiary of the Company, terminated its investment management services agreements with affiliates of White Mountains. No services were provided and no fees were paid under those agreements during 1999.

          In addition, as described on page 45 of this proxy statement under "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION," certain directors and executive officers of the Company are directors of White Mountains or its subsidiaries, and certain present and former executive officers of White Mountains and its subsidiaries are directors of the Company.

Tokio Marine and Company Relationships

Cooperation Agreement and Reinsurance

          Tokio Marine, the Company and FSA entered into a Cooperation Agreement dated as of December 27, 1990 (the "Cooperation Agreement") in connection with Tokio Marine's investment in the Company. The Cooperation Agreement contains reinsurance provisions (discussed below) and reciprocal marketing provisions. The Cooperation Agreement also entitles Tokio Marine to select one director of the Company and of FSA and to place up to three of its employees in FSA's New York offices and permits FSA to open a representative office on the premises of Tokio Marine in Tokyo, Japan. The term of the Cooperation Agreement is automatically renewed, but is subject to termination by one party upon default by the other or upon 90 days' prior written notice by one party to the other. Pursuant to the Cooperation Agreement, FSA has entered into a Master Reinsurance Placement Memorandum (the "Memorandum") by which FSA has agreed to cede and Tokio Marine has agreed to accept reinsurance equal to a specified percentage of the principal amount of new business written by FSA in each calendar year, with the cessions to be composed of treaty participations and facultative cessions, including an automatic facility by which FSA at its option may make quota share cessions, subject to certain conditions. Pursuant to the Memorandum, Tokio Marine participates in FSA's non- municipal and municipal treaties and has provided facultative reinsurance to FSA. The Company ceded premiums of $28.4 million, $23.8 million and $21.2 million to Tokio Marine for the years ended December 31, 1999, 1998 and 1997, respectively. In the opinion of the management of the Company and FSA, the terms of the Cooperation Agreement and reinsurance with Tokio Marine are no less favorable to FSA than the terms that could be obtained from unaffiliated parties. In anticipation of increased business opportunities with Japanese sponsors, Tokio Marine and FSA entered into a Memorandum of Understanding dated June 5, 1998 concerning the insurance and reinsurance of transactions involving Japanese assets and obligors, and FSA opened a representative office in Tokyo. During 1999, Tokio Marine agreed to cede premiums to FSA in the aggregate amount of approximately $0.2 million (net of ceding commissions).

Tokio Marine Stockholders Agreement

          Under a Stockholders Agreement dated December 27, 1990, as amended (the "Tokio Marine Stockholders Agreement"), among Tokio Marine, the Company and MOCC, MOCC has agreed to vote all stock in the Company owned by it to nominate and to elect a senior employee of Tokio Marine designated by Tokio Marine to the Board of Directors of the Company so long as Tokio Marine owns at least 5% (9.9% in the event the Cooperation Agreement is terminated as a result of a breach by Tokio Marine) of the outstanding Common Stock or the Cooperation Agreement is in effect. As long as such conditions are met, to the extent permitted by law, the Company has agreed to cause a senior employee of Tokio Marine to be nominated as a director of the Company. So long as Tokio Marine owns any Common Stock, MOCC has agreed to use commercially reasonable efforts to cause the maximum cash dividends to be paid each year with respect to the Common Stock to the extent payable without violating applicable law, causing the rating agencies to lower or consider lowering the triple-A claims-paying ability ratings of FSA or reducing the cash of the Company and its subsidiaries below the amount needed to satisfy their reasonably anticipated business needs.

          The Tokio Marine Stockholders Agreement contains certain restrictions on the ability of Tokio Marine, MOCC and the Company to sell or otherwise transfer any stock of the Company or any subsidiary of the Company (and, under certain circumstances, the stock of MOCC), or all or substantially all the assets of the Company or FSA. Certain of the rights granted to Tokio Marine under the Tokio Marine Stockholders Agreement may make it more difficult for MOCC to sell additional shares of Common Stock or for the Company to dispose of certain assets or raise funds from the sale of Common Stock and therefore might be deemed to restrict a change in control of the Company.

Registration Rights

          In May 1996, the Company, MOCC and White Mountains entered into a letter agreement in order to provide that Tokio Marine has the rights to register the shares of Common Stock then held by Tokio Marine as if Tokio Marine were a party to the Registration Rights Agreement among the Company, MOCC and White Mountains.

XL and Company Relationships

Joint Venture

          In November 1998, the Company and XL entered into a joint venture to establish two new Bermuda-based financial guaranty insurance companies. One company, Financial Security Assurance International Ltd. ("FSA International"), is an indirect subsidiary of FSA and the other company, XL Financial Assurance Ltd ("XLFA"), is a subsidiary of XL. The Company has a minority interest in XLFA and XL has a minority interest in FSA International.

Registration Rights

          In connection with the joint venture formation in November 1998, the Company entered into a Registration Rights Agreement with XL. Under the Registration Rights Agreement, at any time prior to the sale by XL of all Common Stock of the Company that it owns or termination of the shareholders agreement entered into by the Company and XL in respect of FSA International, XL is entitled to three (or, under certain circumstances, four) demand registrations, and the right to register certain shares on a "piggyback" basis on an unlimited number of occasions if the

Company proposes to have a public offering of Common Stock. The Company has agreed to indemnify XL for certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments XL may be required to make in respect thereof, in connection with sales by such person of Common Stock in a registration statement prepared by the Company under the Registration Rights Agreement.

Reinsurance

          XL Insurance Ltd ("XLI"), the principal operating subsidiary of XL, and XLFA participated in four first loss treaties in 1999, under which FSA ceded a portion of its first loss exposure under specified asset-backed transactions. In 1999, XLI also participated in a quota share and aggregate excess of loss treaty covering specified emerging market collateralized debt obligations. In 1999, FSA also made facultative quota share and first loss reinsurance cessions to XLI of selected transactions. The Company ceded to XLI and XLFA premiums of $19.8 million, $7.3 million and $15,000 for the years ended December 31, 1999, 1998 and 1997, respectively. In the opinion of the management of the Company, the terms of the existing reinsurance agreements with XLI and XLFA are no less favorable to FSA and its subsidiaries than the terms that could be obtained from unaffiliated parties.

MediaOne and Company Relationships

          In December 1993, the Company completed a restructuring (the "Restructuring") which significantly reduced its risk of loss from its insured portfolio of obligations backed by commercial mortgage loans (the "Commercial Mortgage Portfolio"). As part of the Restructuring, FSA obtained reinsurance from Commercial Reinsurance Company ("Commercial Re") in respect of the Commercial Mortgage Portfolio. Commercial Re is an insurance company organized for the purpose of the Restructuring that is owned approximately 91.6% by MOCC and 8.4% by Tokio Marine. Various agreements were entered into among the Company and its subsidiaries, Commercial Re and MediaOne in connection with the Restructuring, all of which remain in force and have not since been amended. These agreements include (i) a quota share reinsurance agreement, (ii) an investment management agreement providing for the management by FSA Portfolio Management of Commercial Re's investment portfolio and other matters in exchange for a fee initially ranging from 15 to 30 basis points per annum on the market value of Commercial Re's investment portfolio and (iii) a management agreement pursuant to which the Company provides management services to Commercial Re, including regulatory compliance and accounting services, for a fixed fee of $100,000 per annum.

          The Company ceded to Commercial Re premiums of $0.1 million, $0.2 million and $0.4 million for the years ended December 31, 1999, 1998 and 1997, respectively. In the opinion of the management of the Company, the terms of the existing reinsurance agreements with the MediaOne affiliates are no less favorable to FSA and its subsidiaries than the terms that could be obtained from unaffiliated parties.

Other Relationships

          Mr. Downey, a director of the Company, is a Senior Director of Goldman, Sachs & Co. Goldman Sachs served as our financial advisor in connection with the merger and will be paid a substantial fee if the merger is consummated. See "Special Factors--Fees and expenses" on page 27.


                                  OTHER MATTERS

          We know of no other business to be brought before the annual meeting other than as set forth above. The persons named in the enclosed proxy card intend to vote on any other matter which properly comes before the Annual Meeting in accordance with their best judgment.


                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
                           FOR THE 2001 ANNUAL MEETING

          Shareholder proposals for inclusion in our proxy statement and form of proxy for our 2001 annual meeting of shareholders must be received no later than December 1, 2000 at our principal executive offices, 350 Park Avenue, New York, New York 10022, Attention: General Counsel.

          In connection with the 2001 annual meeting of shareholders, if we do not receive notice of a matter or proposal to be considered by February 15, 2001, then the persons appointed by the Board to act as the proxies for such annual meeting will be allowed to use their discretionary voting authority with respect to any such matter or proposal at such annual meeting, if such matter or proposal is raised at such annual meeting.

                             ADDITIONAL INFORMATION

Solicitation of Proxies/Costs

          The Company is making this proxy solicitation. We may solicit proxies by mail, electronic mail, telephone, telecopy or in person, and will pay all costs of preparing and mailing these proxy materials and all solicitation costs, except that Dexia will pay half of all expenses incurred in connection with the filing, printing or mailing of this proxy statement (including SEC fees) and soliciting proxies. Directors, officers and regular employees of the Company may solicit proxies by such methods without additional compensation. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorizations for the execution of proxy cards. Upon request, we will reimburse them for their reasonable expenses.

Voting Procedures

          The shares represented by all valid proxies received will be voted as specified in the proxies. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted as recommended by the Board as follows: (a) "FOR" the approval of the merger agreement, (b) "FOR" the election of all nominees for director; and (c) "FOR" ratification of the selection of independent auditors for 2000. A failure to vote or a vote to abstain will have the same effect as a vote cast "AGAINST" approval of the merger agreement. In addition, brokers who hold ordinary shares as nominees will not have discretionary authority to vote such shares in the absence of instructions from the beneficial owners and a broker non-vote will have the same effect as not voting for or a vote "AGAINST" the merger agreement.

Vote Required

          Under New York law, any corporate action to be taken at a shareholders' meeting (other than election of directors) must be authorized by a majority of votes cast (or two-thirds of all common shares and preferred shares entitled to vote, voting together as a class, and two-thirds of all preferred shares entitled to vote, voting separately as a class, in the case of the merger). "Votes cast" means the votes actually cast for or against a resolution. An abstention does not count as a vote cast.

          Proposal 1: The Merger Agreement. The affirmative vote of the holders of two-thirds of the total outstanding shares of our common stock and preferred stock voting together as a single class, and the affirmative vote of the holder of two-thirds of the outstanding shares of our preferred stock, voting separately, at the annual meeting in person or by proxy is required in order to approve the merger agreement.

          Proposal 2: Election of Directors. A plurality of the votes cast at the annual meeting in person or by proxy is required to elect each director. Shares present in person at the meeting that are not voted for a particular nominee, and shares represented by proxy as to which authority to vote for such nominee is properly "withheld," will not be counted either "for" or "against" in determining a plurality for such nominee.

          Proposal 3: Approval of the Selection of Independent Auditors. We are submitting to our shareholders the approval of the selection of
PricewaterhouseCoopers LLP as independent auditors of the Company because we believe that such action follows sound corporate practice and is in the best interest of the Company and our shareholders. If our shareholders do not approve the selection by the affirmative vote of a majority of the votes cast at the annual meeting in person or by proxy, our board will reconsider the selection of independent auditors. If our shareholders approve the selection, our board, in its discretion, may still direct the appointment of new independent auditors at any time during the year if our board believes that such a change would be in the best interest of the Company and our shareholders.


                       WHERE YOU CAN FIND MORE INFORMATION

          We file reports, proxy statements and other information with the SEC under the Exchange Act. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may read and copy this information at the following locations of the SEC:


Public Reference Room   New York Regional Office  Chicago Regional Office
450 Fifth Street, N.W.  7 World Trade Center      Citicorp Center
Room 1024               Suite 1300                500 West Madison Street
Washington, D.C. 20549  New York, New York 10048  Suite 1400
                                                  Chicago, Illinois 60661-2511

          You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. The SEC also maintains an Internet world wide web site that contains reports, proxy statements and other information about issuers, including SIHL, who file electronically with the SEC. The address of that site is http://www.sec.gov. You can also inspect reports, proxy statements and other information about us at the offices of The New York Stock Exchange, 111 Wall Street, New York, NY 10005.

          The SEC allows us to "incorporate by reference" information into this document. This means that the companies can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this document, except for any information that is superseded by information that is included directly in this document.

          This document incorporates by reference the document listed below that we have previously filed with the SEC. It contains important information about the Company and its financial condition.


         SEC Filing                                         Period
         ----------

         Annual Report on Form 10-K................Year ended December 30, 1999

          We incorporate by reference additional documents that we may file with the SEC between the date of this document and the date of the annual meeting. These documents include periodic reports, including quarterly reports on Form 10-Q.

          You can obtain any of the documents incorporated by reference in this document through us or from the SEC through the SEC's web site at the address provided above. Documents incorporated by reference are available from us without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents. You can obtain documents incorporated by reference in this document from our website at www.FSA.com or by requesting them in writing to:

                                  Robert Tucker
                          Director, Investor Relations
                   Financial Security Assurance Holdings Ltd.
                                 350 Park Avenue
                            New York, New York 10022

          If you would like to request documents, please do so by May 4, 2000 to receive them before the annual meeting. If you request any incorporated documents from us, we will mail them to you by first class mail, or another equally prompt means, after we receive your request.


                                            By Order of the Board of Directors,



                                            /s/ Bruce E. Stern
                                            -------------------------------
                                            Bruce E. Stern,
                                            Secretary

                                  APPENDIX A

================================================================================



                          AGREEMENT AND PLAN OF MERGER

                           dated as of March 14, 2000

                                  by and among

                       THE ACQUISITION PARTY NAMED HEREIN

                                       and

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.



================================================================================

                                TABLE OF CONTENTS

                                                                           Page

RECITALS......................................................................1

                                    ARTICLE I

                               Certain Definitions
1.01  Certain Definitions.....................................................2

                                   ARTICLE II

                                   The Merger
2.01  The Merger..............................................................7
2.02  Effective Date and Effective Time.......................................8

                                   ARTICLE III

                       Consideration; Exchange Procedures
3.01  Merger Consideration....................................................8
3.02  Rights as Shareholders..................................................9
3.03  Exchange Procedures.....................................................9
3.04  Options................................................................11
3.05  Plan Continuation......................................................11

                                   ARTICLE IV

                           Forbearances of the Company
 4.01 Forbearances of the Company............................................11

                                    ARTICLE V

                         Representations and Warranties
 5.01 Disclosure Schedules...................................................14
5.02  Standard...............................................................14
5.03  Representations and Warranties of the Company..........................15
5.04  Representations and Warranties of the Acquisition Party................28

                                   ARTICLE VI

                                    Covenants
6.01  Reasonable Best Efforts................................................30
6.02  Proxy Statement........................................................31
6.03  Shareholder Approvals..................................................31
6.04  Press Releases.........................................................31
6.05  Access; Information....................................................32
6.06  Acquisition Proposals..................................................32
6.07  Takeover Laws..........................................................34
6.08  Regulatory Submissions.................................................34

                                                                           Page

6.09  Indemnification........................................................35
6.10  Employee Matters.......................................................36
6.11  Notification of Certain Matters........................................36

                                   ARTICLE VII

                    Conditions to Consummation of the Merger
7.01 Conditions to Each Party's Obligation to Effect the Merger..............36
7.02  Conditions to Obligation of the Company................................37
7.03  Conditions to Obligation of the Acquisition Party......................38

                                  ARTICLE VIII

                                   Termination
8.01 Termination.............................................................39
8.02  Effect of Termination and Abandonment..................................40
8.03  Fee....................................................................40
8.04  Other Fees.............................................................41

                                   ARTICLE IX

                                  Miscellaneous
9.01 Survival................................................................42
9.02  Waiver; Amendment......................................................42
9.03  Counterparts...........................................................43
9.04  Governing Law..........................................................43
9.05  Waiver of Jury Trial...................................................43
9.06  Expenses...............................................................43
9.07  Notices................................................................43
9.08  Entire Understanding; No Third Party Beneficiaries.....................45
9.09  Interpretation; Effect.................................................45

                                                                           Page

EXHIBIT A   Form of Voting Agreement
EXHIBIT B   Form of Non-Competition and Employment Agreement
EXHIBIT C   Form of Holdings Purchase Agreement

     AGREEMENT AND PLAN OF MERGER, dated as of March 14, 2000 (this "Agreement") by and among Dexia S.A. (the "Acquisition Party" or "Dexia") and PAJY Inc. (the "Merger Sub") and Financial Security Assurance Holdings Ltd. (the "Company").

                                    RECITALS

     A. The Acquisition Party. Dexia is a corporation organized under the laws of Belgium, having its principal place of business in Brussels. Dexia Credit local de France S.A. ("CLF") is a corporation organized under the laws of France, having its principal place of business in Paris. Merger Sub is a New York corporation, having its principal place of business in New York, New York.

     B. The Company. The Company is a New York corporation, having its principal place of business in New York, New York.

     C. Voting Agreements. As a further condition and an inducement to the Acquisition Party entering into this Agreement, certain shareholders of the Company (White Mountains Insurance Group, Ltd. ("WM"), MediaOne Capital Corporation, and XL Capital Ltd), simultaneously with the execution and delivery of this Agreement, have entered into agreements (the "Voting Agreements") with Dexia, substantially in the form of Exhibit A hereto, providing that such shareholders will vote or cause all shares of Company Stock controlled by them to be voted in favor of the Merger and this Agreement.

     D. Non-Competition and Employment Agreements. As a further condition and an inducement to the Acquisition Party entering into this Agreement, certain employees of the Company and its Subsidiaries have executed and delivered non-competition and employment agreements (the "Employment Agreements") with the Company (such agreements to become effective at the Effective Time), each substantially in the form of Exhibit B.

     E. Holdings Purchase. As a further condition and inducement to the Acquisition Party entering into this Agreement, the Acquisition Party has entered into a purchase agreement with WM and White Mountains Holdings (Barbados) SRL providing for the purchase by Dexia of White Mountains Holdings, Inc.'s indirect equity interest in the Company, substantially in the form of Exhibit C.

     F. Board Action. The respective Boards of Directors of the Company and of the Acquisition Party have determined that it is in the best interests of their respective companies and their shareholders to consummate the strategic business combination transaction provided for herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements contained herein the parties agree as follows:

                                    ARTICLE I

                               Certain Definitions

     1.01 Certain Definitions. The following terms are used in this Agreement with the meanings set forth below:

     "Acquisition Party" has the meaning set forth in the preamble to this Agreement.

     "Acquisition Proposal" has the meaning set forth in Section 6.06(a).

     "Acquisition Transaction" has the meaning set forth in Section 6.06(a).

     "Agreement" means this Agreement, as amended or modified from time to time in accordance with Section 9.02.

     "Applicable Period" has the meaning set forth in Section 6.06(a).

     "Benefit Plan" has the meaning set forth in Section 5.03(n)(i).

     "Certificate" has the meaning set forth in Section 3.03(a).

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Company" has the meaning set forth in the preamble to this Agreement.

     "Company Actuarial Analyses" has the meaning set forth in Section 5.03(w).

     "Company Board" means the Board of Directors of Company.

     "Company By-Laws" has the meaning set forth in Section 5.03(a).

     "Company Certificate" has the meaning set forth in Section 5.03(a).

     "Company Common Stock" means the common stock, par value $.01 per share, of Company.

     "Company Insurance Subsidiaries" has the meaning set forth in Section 5.03(c)(iii).

     "Company Investment Assets" has the meaning set forth in Section 5.03(z).

     "Company Lead Insurance Subsidiary" means Financial Security Assurance Inc.

     "Company Meeting" has the meaning set forth in Section 6.03.

     "Company Option" has the meaning set forth in Section 3.04.

     "Company Preferred Stock" means the Series A Convertible Redeemable Preferred stock, par value $.01 per share, of the Company.

     "Company Registration Rights Agreements" has the meaning set forth in
Section 5.03(bb).

     "Company SAP Statements" has the meaning set forth in Section 5.03(g)(ii).

     "Company Shareholders' Agreements" has the meaning set forth in Section 5.03(bb).

     "Company Shareholder Approval" has the meaning set forth in Section
5.03(e).

     "Company Stock" means, collectively, the Company Common Stock and the Company Preferred Stock.

     "Contingency Reserve" has the meaning set forth in Section 5.03(h)(ii).

     "Contract" means any agreement, license, lease, understanding, contract, loan, note, mortgage, indenture, promise, undertaking or other commitment or obligation (whether written or oral and express or implied).

     "Costs" has the meaning set forth in Section 6.09(a).

     "CLF" has the meaning set forth in the preamble to this Agreement.

     "Department of State" has the meaning set forth in Section 2.01(d).

     "Designated Employees" has the meaning set forth in Section 7.03(d).

     "Designated State Insurance Approvals" has the meaning set forth in Section 5.03(f)(i).

     "Dexia" has the meaning set forth in the preamble to this Agreement.

     "Drafts" has the meaning set forth in Section 5.03(g)(ii). "Disclosure Schedule" has the meaning set forth in Section 5.01.

     "Effective Date" means the date on which the Effective Time occurs.

     "Effective Time" means the effective time of the Merger, as provided for in
Section 2.02.

     "Employees" has the meaning set forth in Section 5.03(n)(i).

     "Employment Agreement" has the meaning set forth in Recital D.

     "Environmental Laws" means all applicable local, state and federal environmental, health and safety laws and regulations, including, without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation, and Liability Act, the Clean Water Act, the Federal Clean Air Act, and the Occupational Safety and Health Act, each as amended, regulations promulgated thereunder, and state counterparts.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" has the meaning set forth in Section 5.03(n)(iii).

     "European Approval" has the meaning set forth in Section 8.04(a).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     "Exchange Agent" has the meaning set forth in Section 3.03(b).

     "Fee" has the meaning set forth in Section 8.03(a).

     "Fee Event" has the meaning set forth in Section 8.03(b).

     "Filed SEC Documents" means the SEC Documents of the Company filed prior to the date of this Agreement.

     "Foreign Approvals" has the meaning set forth in Section 5.03(f)(i).

     "Governmental Authority" means any court, administrative agency or commission or other federal, state or local governmental authority or instrumentality.

     "Holdings Purchase" means the transactions contemplated by the Holdings Purchase Agreement.

     "Holdings Purchase Agreement" means the purchase agreement dated the date hereof among WM, White Mountains Holdings, (Barbados) SRL and Dexia.

     "HSR Act" has the meaning set forth in Section 5.03(f).

     "Indemnified Party" has the meaning set forth in Section 6.09(a).

     "Insurance Amount" has the meaning set forth in Section 6.09(b).

     "Insurance Approvals" has the meaning set forth in Section 5.03(f)(i).

     "Insurance Policies" has the meaning set forth in Section 5.03(aa).

     "Laws" has the meaning set forth in Section 5.03(k)(i).

     "Lien" means any charge, mortgage, pledge, security interest, restriction, claim, lien, or encumbrance.

     "Material Adverse Effect" means, with respect to the Company, the Acquisition Party or the Surviving Corporation, as the case may be, any effect that (a) is material and adverse to the financial position, results of operations or business of Company and its Subsidiaries taken as a whole, the Acquisition Party and its Subsidiaries taken as a whole or the Surviving Corporation and its Subsidiaries taken as a whole, as the case may be, or (b) would materially impair the ability of either the Company or the Acquisition Party to perform their obligations under this Agreement, other than in either case an effect resulting from (x) changes in general economic or equity or debt market conditions, (y) general changes or developments in the industries in which the Company and its Subsidiaries, the Acquisition Party and its Subsidiaries or the Surviving Corporation and its Subsidiaries, as the case may be, operate and not specifically relating to the Company or its Subsidiaries, the Acquisition Party or its Subsidiaries or the Surviving Corporation or its Subsidiaries, as the case may be, or (z) any developments in connection with the Massachusetts Health and Education Facility Revenue Bonds, Harvard Pilgrim Health Care issue.

     "Merger" has the meaning set forth in Section 2.01(b).

     "Merger Consideration" has the meaning set forth in Section 3.01(a).

     "Merger Sub" has the meaning set forth in the preamble to this Agreement.

     "NYBCL" means the New York Business Corporation Law.

     "NYSE" means the New York Stock Exchange, Inc.

     "Other Fee" has the meaning set forth in Section 8.04.

     "Pension Plan" has the meaning set forth in Section 5.03(n)(ii).

     "Person" means any individual, bank, corporation, partnership, association, joint-stock, business trust or unincorporated organization.

     "Plans" has the meaning set forth in Section 5.03(n)(ii).

     "Preferred Merger Consideration" has the meaning set forth in Section 3.01(a)(ii).

     "Previously Disclosed" by a party shall mean information set forth in its Disclosure Schedule or in its Filed SEC Documents.

     "Proxy Statement" has the meaning set forth in Section 6.02.

     "Rabbi Trust" means the trust agreement dated as of November 10, 1994 between Financial Security Assurance Holdings Ltd. and The Bank of New York, as Trustee.

     "Rating Agency" or "Rating Agencies" has the meaning set forth in Section 4.01(j).

     "Regulatory Authority" has the meaning set forth in Section 5.03(j).

     "Representatives" means, with respect to any Person, such Person's directors, officers, employees, legal or financial advisors or any representatives of such legal or financial advisors.

     "Rights" means, with respect to any Person, securities or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, or any options, calls or commitments relating to, or any stock appreciation right or other instrument the value of which is determined in whole or in part by reference to the market price or value of, shares of capital stock of such Person.

     "SEC" means the Securities and Exchange Commission.

     "SEC Documents" has the meaning set forth in Section 5.03(g).

     "Section 6.06 Notice" has the meaning set forth in Section 6.06(a).

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "Subsidiary" and "Significant Subsidiary" have the meanings ascribed to them in Rule 1-02 of Regulation S-X of the SEC.

     "Superior Proposal" has the meaning set forth in Section 6.06(b).

     "Surviving Corporation" has the meaning set forth in Section 2.01(b).

     "Surviving Corporation Common Stock" has the meaning set forth in Section 3.01(b).

     "Takeover Laws" has the meaning set forth in Section 5.03 (p).

     "Tax" and "Taxes" mean all federal, state, local or foreign taxes, charges, fees, levies or other assessments, however denominated, including, without limitation, all net income, gross income, gross receipts, gains, sales, use, ad valorem, goods and services, capital, production, transfer, franchise, windfall profits, license, withholding, payroll, employment, disability, employer health, excise, estimated, severance, stamp, occupation, property, environmental, unemployment or other taxes, custom duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority whether arising before, on or after the Effective Date.

     "Tax Returns" means any return, amended return or other report (including elections, declarations, disclosures, schedules, estimates and information returns) required to be filed with respect to any Tax.

     "Treasury Stock" has the meaning set forth in Section 5.03(b).

     "Voting Agreements" has the meaning set forth in Recital C.

     "WM" has the meaning set forth in Recital C.

                                   ARTICLE II

                                   The Merger

          2.01 The Merger. (a) Prior to the Effective Time, the Acquisition Party shall take any and all action necessary to cause Merger Sub to take all actions necessary or proper to comply with the obligations of the Acquisition Party and Merger Sub to consummate the transactions contemplated hereby.

          (b) At the Effective Time, Merger Sub shall merge with and into the Company (the "Merger"), the separate corporate existence of Merger Sub shall cease and the Company shall survive and continue to exist as a New York corporation (the Company, as the surviving corporation in the Merger, sometimes being referred to herein as the "Surviving Corporation"). The Surviving Corporation shall continue to be governed by the NYBCL and its separate corporate existence with all of its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger.

          (c) The Acquisition Party may at any time prior to the Effective Time change the method of effecting the combination with the Company (including, without limitation, the provisions of this Article II) if and to the extent the Acquisition Party deems such change to be necessary, appropriate or desirable; provided, however, that no such change shall (i) alter or change the Merger Consideration, (ii) adversely affect the tax treatment of the Company's shareholders as a result of receiving the Merger Consideration or otherwise materially and adversely affect the Company and its Subsidiaries taken as a whole or (iii) materially impede or delay consummation of the transactions contemplated by this Agreement; and provided further, that Dexia shall provide the Company with written notice of such change.

          (d) Subject to the satisfaction or waiver of the conditions set forth in Article VII, the Merger shall become effective upon the filing in the office of the New York Department of State (the "Department of State") of a certificate of merger in accordance with Section 904 of the NYBCL or such later date and time as may be set forth in such certificate. The Merger shall have the effects prescribed in the NYBCL.

          (e) Articles of Incorporation and By-Laws. The certificate of incorporation and by-laws of the Surviving Corporation immediately after the Merger shall be the certificate of incorporation of the Company and the by-laws of the Company, each as in effect immediately prior to the Effective Time.

          2.02 Effective Date and Effective Time. Subject to the satisfaction or waiver of the conditions set forth in Article VII, the parties shall cause the effective date of the Merger (the "Effective Date") to occur on (a) the sixth business day to occur after the last of the conditions set forth in Article VII shall have been satisfied or waived in accordance with the terms of this Agreement or (b) such other date to which the parties may agree in writing. The time on the Effective Date when the Merger shall become effective is referred to as the "Effective Time".

                                   ARTICLE III

                       Consideration; Exchange Procedures

          3.01 Merger Consideration. Subject to the provisions of this Agreement, at the Effective Time, automatically by virtue of the Merger and without any action on the part of any Person:

          (a) Outstanding Company Stock. At the Effective Time, automatically and without any action on the part of any holder thereof, each share of (i) Company Common Stock issued and outstanding at the Effective Time (other than Treasury Stock and shares of Company Common Stock owned, directly or indirectly, by Dexia) shall be converted into the right to receive US$76.00 in cash, without interest (the "Merger Consideration") and (ii) each share of Company Preferred Stock issued and outstanding at the Effective Time (other than shares of Company Preferred Stock owned, directly or indirectly, by Dexia) shall be converted into the right to receive US$46.35 in cash, without interest (the "Preferred Merger Consideration").

          (b) At the Effective Time, the shares of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into a number of fully paid and nonassessable shares of common stock, par value $.01 per share, of the Surviving Corporation ("Surviving Corporation Common Stock") such that immediately after the Effective Time the aggregate number of shares of Surviving Corporation Common Stock outstanding in respect of such conversion shall be equal to the number of shares of Company Stock converted under Section 3.01(a).

          (c) Treasury Shares. Each share of Company Stock held as Treasury Stock immediately prior to the Effective Time, shall be canceled and retired at the Effective Time and no consideration shall be issued in exchange therefor.

          (d) At the Effective Time, (i) each share of Company Common Stock owned, directly or indirectly, by Dexia immediately prior to the Effective Time shall remain outstanding and shall continue as one fully paid and nonassessable share of Surviving Corporation Common Stock and (ii) each share of Company Preferred Stock owned, directly or indirectly, by Dexia immediately prior to the Effective Time shall remain outstanding and shall continue as one fully paid and nonassessable share of preferred stock, par value $.01 per share, of the Surviving Corporation.

          3.02 Rights as Shareholders. At the Effective Time, holders of Company Stock other than Dexia and its Subsidiaries shall cease to be, and shall have no rights as, shareholders of the Company, other than to receive any dividend or other distribution with respect to such Company Stock with a record date occurring prior to the Effective Time and the consideration provided under this
Article III.

          3.03 Exchange Procedures. (a) At and after the Effective Time, each certificate (other than certificates held, directly or indirectly, by Dexia) theretofore representing shares of Company Stock (each, a "Certificate") shall represent only the right to receive the Merger Consideration or the Preferred Merger Consideration, as applicable, in cash without interest.

          (b) As of the Effective Time, the Acquisition Party, shall deposit, or shall cause to be deposited, with such bank or trust company as the Acquisition Party shall elect (which shall be reasonably acceptable to the Company) (the "Exchange Agent"), for the benefit of the holders of shares of Company Stock, for exchange in accordance with this Article III, the Merger Consideration and the Preferred Merger Consideration to be paid pursuant to Section 3.01 and deposited pursuant to this Section 3.03 in exchange for outstanding shares of Company Stock.

          (c) As soon as practicable after the Effective Time, the Acquisition Party shall cause the Exchange Agent to mail to each holder of record of a Certificate or Certificates the following: (i) a letter of transmittal specifying that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, which shall be in a form and contain any other customary provisions as the Acquisition Party and the Company may reasonably determine; and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration or the Preferred Merger Consideration, as applicable. Upon the proper surrender of a Certificate to the Exchange Agent, together with a properly completed and duly executed letter of transmittal and evidence that any applicable stock transfer taxes have been paid, the holder of such Certificate shall receive in exchange therefor a check representing the Merger Consideration or the Preferred Merger Consideration, as applicable, which such holder has the right to receive in respect of the Certificate surrendered pursuant to the provisions hereof, and the Certificate so surrendered shall forthwith be canceled. No interest will be paid or accrued on the Merger Consideration or the Preferred Merger Consideration, as applicable. In the event of a transfer of ownership of any shares of Company Stock not registered in the transfer records of the Company, a check for the Merger Consideration or the Preferred Merger Consideration, as applicable, may be issued to the transferee if the Certificate representing such Company Stock is presented to the Exchange Agent, accompanied by documents sufficient, in the reasonable discretion of the Acquisition Party and the Exchange Agent, (i) to evidence and effect such transfer and (ii) to evidence that all applicable stock transfer taxes have been paid.

          (d) From and after the Effective Time, there shall be no registration of transfers on the stock transfer records of the Company of any shares of Company Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Acquisition Party or the Surviving Corporation for any reason, they shall be canceled and exchanged for the Merger Consideration or the Preferred Merger Consideration, as applicable, deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Section 3.03.

          (e) Any portion of the aggregate Merger Consideration or the Preferred Merger Consideration, as applicable, that remains unclaimed by the shareholders of the Company for six months after the Effective Time and the proceeds of any investments thereof shall be repaid by the Exchange Agent to the Acquisition Party. Any shareholder of the Company who has not theretofore complied with this Section 3.03 shall thereafter be entitled to look only to the Acquisition Party for payment of the Merger Consideration or the Preferred Merger Consideration, as applicable, deliverable in respect of each share of Company Stock held by such shareholder without any interest thereon. If outstanding Certificates are not surrendered or the payment for them is not claimed prior to the date on which such payments would otherwise escheat to or become the property of any governmental unit or agency, the unclaimed items shall, to the extent permitted by abandoned property and any other applicable law, become the property of the Acquisition Party (and to the extent not in its possession shall be paid over to the Acquisition Party), free and clear of all claims or interest of any Person previously entitled to such claims. Notwithstanding the foregoing, none of the Acquisition Party, Merger Sub, the Surviving Corporation, the Exchange Agent or any other Person shall be liable to any former holder of Company Stock for any amount delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

          (f) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Exchange Agent, the posting by such Person of a bond in such amount as the Exchange Agent may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate a check for the Merger Consideration or the Preferred Merger Consideration, as applicable, deliverable in exchange therefor.

          3.04 Options. Immediately prior to the Effective Time, each outstanding stock option under the Company's 1993 Equity Participation Plan (each, a "Company Option") shall be canceled and only entitle the holder thereof to receive for each share of Company Stock with respect to such Company Option an amount in cash equal to the excess, if any, of (i) the Merger Consideration over (ii) the per share exercise price under such Company Option. Prior to the Effective Time, the Company shall use its reasonable best efforts to take all necessary action with respect to such cancellation, including obtaining any necessary consents from the holders of such Company Options.

          3.05 Plan Continuation. Prior to the Effective Time, (i) the Company Board has elected pursuant to Section 8(e) of the Company's 1993 Equity Participation Plan to continue the Plan as provided in the resolution included in Section 3.04 of the Disclosure Schedule, and (ii) the Company will cause the determinations with respect to the 1993 Equity Participation Plan set forth in
Section 3.04 of the Disclosure Schedule to be made in accordance with the methodology set forth in Section 3.04 of the Disclosure Disclosure. Prior to the Effective Time, the Company shall use its reasonable best efforts to take all necessary action with respect to such action, including obtaining any necessary consents from the holders of such awards.

                                   ARTICLE IV

                           Forbearances of the Company

          4.01 Forbearances of the Company. From the date hereof until the Effective Time, except as expressly contemplated by this Agreement or as specifically set forth in the Company Disclosure Schedule, without the prior written consent of the Acquisition Party, the Company will not, and will cause each of its Subsidiaries not to:

          (a) Ordinary Course. Conduct the business of the Company and its Subsidiaries, including, without limitation, in respect of its reinsurance and risk-management practices, risk profile, risk exposure and pricing policies, asset investment practices, reserving and underwriting practices, other than in the ordinary course or fail to use commercially reasonable efforts to preserve intact their business organizations and assets and maintain their rights, franchises and existing relations with customers, suppliers, agents, brokers, reinsurers, employees and business associates, or take any action reasonably likely to have a material adverse effect upon the Company's ability to perform any of its material obligations under this Agreement.

          (b) Capital Stock. Other than pursuant to Rights Previously Disclosed,
     (i) issue, sell or otherwise permit to become outstanding, or authorize the creation of, any additional shares of Company Stock or any Rights, (ii) enter into any agreement with respect to the foregoing, or (iii) permit any shares of Company Stock to become subject to grants of employee or director stock options, other Rights or similar stock-based employee rights.

          (c) Dividends, Etc. (i) Make, declare, pay or set aside for payment any dividend (other than (A) quarterly cash dividends on Company Stock in an amount not to exceed $0.12 per share (or, for dividends declared on or after August 1, 2000, $0.14 per share) with record and payment dates consistent with past practice and (B) dividends declared and paid by any Subsidiary of the Company) on or in respect of, or declare or make any distribution on any shares of, Company Stock or (ii) directly or indirectly adjust, split, combine, redeem, reclassify, purchase (other than shares of Company Common Stock held by the Rabbi Trust or pursuant to existing agreements Previously Disclosed in Section 4.01(c) of the Company's Disclosure Schedule) or otherwise acquire, any shares of Company stock.

          (d) Compensation; Employment Agreements; Etc. Enter into or amend or renew any employment, consulting, severance or similar agreements or arrangements with any director, officer or employee of the Company or its Subsidiaries or grant any salary or wage increase or increase any employee benefit (including incentive or bonus payments), except (i) for changes that are required by applicable law, (ii) to satisfy Previously Disclosed contractual obligations existing as of the date hereof, (iii) as Previously Disclosed or (iv) except for agreements or arrangements (other than with directors or management committee members) or increases in the ordinary course of business consistent with past practice that, in the aggregate, do not materially increase benefits or compensation expenses of the Company or its Subsidiaries.

          (e) Benefit Plans. Enter into, establish, adopt or amend (except (i) as may be required by applicable law, (ii) as specifically contemplated hereby, or (iii) to satisfy Previously Disclosed contractual obligations existing as of the date hereof) any pension, retirement, stock option, stock purchase, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement (or similar arrangement) related thereto, in respect of any director, officer, agent or employee of the Company or its Subsidiaries, or take any action to accelerate the vesting or exercisability of equity bonuses, performance shares or other compensation or benefits payable thereunder.

          (f) Dispositions. Except as Previously Disclosed, sell, transfer, mortgage, encumber or otherwise dispose of or discontinue any of its assets, deposits, business or properties except in the ordinary course of business.

          (g) Acquisitions. Except as Previously Disclosed, acquire all or any portion of, the assets, business, deposits or properties of any other entity except in the ordinary course of business and in a transaction that is not material to the Company and its Subsidiaries taken as a whole.

          (h) Governing Documents. Amend the Company Certificate or the Company By-laws other than the amendment to the Company Certificate to remove the transfer restrictions on the Company Preferred Stock.

          (i) Licences and Regulatory Authorizations. Take any action that is intended to or reasonably likely to result in, or fail to take any action reasonably necessary to prevent the occurrence of, the revocation or limitation of any licence or authorization granted to the Company of any of its Subsidiaries, including, without limitation, the licences and authorizations referred to in Section 5.03(c)(iii), unless management of the Company determines in good faith that such action or inaction is in the best interests of the Company.

          (j) Ratings. Take any action that is intended to or reasonably likely to result in, or fail to take any action reasonably necessary to prevent the occurrence of, an announcement by either Standard & Poor's Ratings Service or Moody's Investors Service, Inc. (each, a "Rating Agency, and, collectively, the "Rating Agencies") that such Rating Agency has decided to downgrade, have under surveillance or review its rating of the financial strength or claims-paying ability of the Company Lead Insurance Subsidiary, unless management of the Company determines in good faith that such action or inaction is in the best interests of the Company.

          (k) Accounting Methods. Except as Previously Disclosed, implement or adopt any change in its accounting principles, practices or methods, other than as may be required by generally accepted accounting principles or regulatory authorities.

          (l) Contracts. (i) Enter into any contract of a type referred to in
     Section 5.03(l)(ii), or (ii) except in the ordinary course of business, (x) enter into or terminate any contract of a type referred to in Section 5.03(l)(i) or amend or modify in any material respect any such contract or
     (y) enter into any contract, or amend any existing contract, between the Company or any of its Subsidiaries, on the one hand, and any shareholder of the Company, on the other hand.

          (m) Claims. Except in the ordinary course of business, settle any claim, action or proceeding, except for any claim, action or proceeding involving solely money damages in an amount, individually or in the aggregate for all such settlements, that is not material to the Company and its Subsidiaries taken as a whole.

          (n) Adverse Actions. Knowingly take any action that is intended or is reasonably likely to result in (i) any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time at or prior to the Effective Time, (ii) any of the conditions to the Merger set forth in Article VII not being satisfied or (iii) a material violation of any provision of this Agreement.

          (o) Indebtedness. Incur any indebtedness for borrowed money other than in the ordinary course of business.

          (p) Capital Expenditures. Authorize or make any capital expenditures other than in the ordinary and usual course of business and, in any event, in amounts not exceeding $4,000,000 in the aggregate.

          (q) Commitments. Agree or commit to do any of the foregoing.

                                    ARTICLE V

                         Representations and Warranties

          5.01 Disclosure Schedules. On or prior to the date hereof, the Acquisition Party has delivered to the Company a schedule, and the Company has delivered to the Acquisition Party a schedule (respectively, their or its "Disclosure Schedule") setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Section 5.03 or 5.04 or to one or more of its covenants contained in Article IV; provided that (a) no such item is required to be set forth in a Disclosure Schedule as an exception to a representation or warranty if its absence would not be reasonably likely to result in the related representation or warranty being deemed untrue or incorrect under the standard established by Section 5.02, and (b) the mere inclusion of an item in a Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by a party that such item represents a material exception or fact, event or circumstance or that such item is reasonably likely to result in a Material Adverse Effect on the relevant party.

          5.02 Standard. No representation or warranty of the Company or the Acquisition Party contained in Section 5.03 (other than (X) those contained in Section 5.03(a) (with the exception of the second sentence thereof ), (b),
(c)(i), (c)(ii), (c)(iii)

(with the exception of the third and fourth sentences thereof), and (n)(i) and other than (Y) those contained in Section 5.03(d), (e), (f)(i), (g), (i)(i),
(k)(ii) (A), (k)(ii)(B) and (k)(ii)(C), which in the case of (Y) shall not be deemed untrue or incorrect unless they are not true and correct in all material respects) or 5.04 (other than (X) those contained in Section 5.04(a)(i)(A) and other than (Y) those contained in Section 5.04(b), (c) and (d)(i), which in the case of (Y) shall not be deemed untrue or incorrect unless they are not true and correct in all material respects) shall be deemed untrue or incorrect, and no party hereto shall be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, event or circumstance unless such fact, circumstance or event, individually or taken together with all other facts, events or circumstances inconsistent with any representation or warranty contained in Section 5.03 or 5.04, has had or is reasonably likely to have a Material Adverse Effect on the relevant party.

          5.03 Representations and Warranties of the Company. Subject to Sections 5.01 and 5.02 and except as Previously Disclosed in a paragraph of its Disclosure Schedule corresponding to the relevant paragraph below, the Company hereby represents and warrants to the Acquisition Party:

          (a) Organization, Standing and Authority. The Company is a corporation duly organized and validly existing under the laws of the State of New York. The Company is duly qualified or licensed to do business in the states of the United States and any foreign jurisdictions where its ownership or leasing of property or assets or the conduct of its business requires it to be so qualified or licensed. The Company has made available to the Acquisition Party prior to the date hereof complete and correct copies of its Restated Certificate of Incorporation (the "Company Certificate") and its Amended and Restated By-laws (the "Company By-Laws") and the certificates of incorporation and by-laws of its Subsidiaries, in each case as amended to the date hereof.

          (b) Company Stock. As of the date hereof, the authorized capital stock of the Company consists solely of (i) 220,000,000 shares of the Company Common Stock, of which 33,518,017 shares were outstanding as of the date hereof (including 508,064 shares held by the Rabbi Trust) and (ii) 20,000,000 shares of the Company Preferred Stock, of which 2,000,000 shares were outstanding as of the date hereof. As of the date hereof, 158,306 shares of the Company Common Stock and no shares of the Company Preferred Stock were held in treasury (which for purposes of this Agreement shall not include shares held by the Rabbi Trust, the "Treasury

     Stock"). The outstanding shares of Company Stock have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and, except as Previously Disclosed, subject to no preemptive rights (and were not issued in violation of any preemptive rights). Each share of Company Preferred Stock is convertible into one share of Company Common Stock upon surrender of such share and the payment of a conversion price of $29.65. As of the date hereof, except pursuant to the Company's 1993 Equity Participation Plan or as Previously Disclosed in its Disclosure Schedule, there are no shares of Company Stock authorized and reserved for issuance, the Company does not have any Rights issued or outstanding with respect to Company Stock, and the Company does not have any commitment to authorize, issue or sell any Company Stock or Rights, except pursuant to this Agreement. The number of shares of the Company Common Stock which are issuable and reserved for issuance pursuant to the Company's 1993 Equity Participation Plan and other plans as of the date hereof are Previously Disclosed in the Company's Disclosure Schedule.

          (c) Subsidiaries. (i)(A) The Company has Previously Disclosed a list of all of its Subsidiaries together with the jurisdiction of organization of each such Subsidiary, (B) except as Previously Disclosed and except for directors' qualifying shares, the Company owns, directly or indirectly, all the issued and outstanding equity securities of each of its Subsidiaries,
     (C) except as Previously Disclosed, no equity securities of any of its Subsidiaries are or may become required to be issued (other than to the Company or its wholly-owned Subsidiaries) by reason of any Right or otherwise, (D) except as Previously Disclosed, there are no contracts, commitments, understandings or arrangements by which any of such Subsidiaries is or may be bound to sell or otherwise transfer any equity securities of any such Subsidiaries (other than to the Company or its wholly-owned Subsidiaries), (E) except as Previously Disclosed, there are no contracts, commitments, understandings, or arrangements relating to its rights to vote or to dispose of such securities and (F) except as Previously Disclosed, all the equity securities of each Subsidiary held by the Company or its Subsidiaries are fully paid and nonassessable and are owned by the Company or its Subsidiaries free and clear of any Liens.

          (ii) The Company does not own beneficially, directly or indirectly, any equity securities or similar interests of any Person, or any interest in a partnership, joint venture or other entity of any kind, other than its Subsidiaries or as Previously Disclosed or equity securities or other interests acquired in compliance with Section 4.01.

          (iii) The Company conducts its insurance operations through the Subsidiaries listed in Section 5.03(c)(iii) of its Disclosure Schedule (collectively, the "Company Insurance Subsidiaries"). The Company's Disclosure Schedule sets forth the states or jurisdictions where the Company Insurance Subsidiaries are domiciled or "commercially domiciled" for insurance regulatory purposes and such other states where the transactions contemplated by this Agreement will require the Acquisition Party to obtain "change in control" approvals from state insurance regulators. The Company and each of the Company Insurance Subsidiaries is, where required, (A) duly licensed or authorized as an insurance company or reinsurer in its jurisdiction of incorporation, (B) duly licensed or authorized as an insurance company and, where applicable, a reinsurer in each other jurisdiction where it is required to be so licensed or authorized, and (C) duly authorized in its jurisdiction of incorporation and each other applicable jurisdiction to write each line of business reported as being written in the Company SAP Statements (as hereinafter defined). The Company has made all required filings under applicable insurance holding company statutes.

          (iv) (A) Each of the Company's other Subsidiaries has been duly organized and is validly existing under the laws of the jurisdiction of its organization, and (B) is duly qualified or licensed to do business in the jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified.

          (d) Corporate Power. The Company and each of its Subsidiaries has the corporate power and authority to carry on its business as it is now being conducted and to own all its properties and assets; and the Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (e) Corporate Authority, Approval and Fairness. Subject (A) in the case of this Agreement, to receipt of the requisite approval of the plan of merger set forth in this Agreement by (i) the holders of at least two-thirds of all outstanding shares of Company Stock entitled to vote thereon, including the holders of Company Preferred Stock voting as a single class with the holders of Company Common Stock, and (ii) the holders of at least two-thirds of the outstanding shares of Company Preferred Stock, voting separately (which are the only shareholder votes required thereon) (collectively, the "Company Shareholder Approval"), and (B) in the case of the Holdings Purchase Agreement, to an amendment to the Company Certificate to remove the transfer restrictions on the Company Preferred Stock, this Agreement, the Voting Agreements, the Holdings Purchase Agreement and the transactions contemplated hereby and thereby have been authorized by all necessary corporate action of the Company and the Company Board, and approved by the Company Board by unanimous vote of all members prior to the date hereof. Assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement is a valid and legally binding obligation of the Company, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles). The Company Board has received the written opinion of Goldman, Sachs & Co. to the effect that, as of the date hereof, the Merger Consideration is fair to the holders of the Company Common Stock from a financial point of view.

          (f) Regulatory Filings; No Defaults. (i) No consents or approvals of, or filings or registrations with (other than informational filings), any Governmental Authority are required to be made or obtained by the Company or any of its Subsidiaries in connection with the execution, delivery or performance by the Company of this Agreement, the Holdings Purchase Agreement or the Voting Agreements or to consummate the Merger except for
     (A) the filing of a notice or applications, and related approvals and clearances, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), (B) filings with the SEC and state securities authorities,
     (C) the filing of a certificate of merger with the Department of State of the State of New York pursuant to the NYBCL, (D) filings in respect of, and approvals and authorizations of, and, as applicable, the expiration of applicable waiting periods of, the respective Commissioners of Insurance of the States listed in Section 5.03(f)(D) of the Company's Disclosure Schedule (the "Designated State Insurance Approvals") and (E) such other filings in respect of, and to the extent necessary, approvals and authorizations of, or notifications to, similar foreign regulatory authorities to satisfy the requirements of applicable foreign laws (the "Foreign Approvals", and together with the Designated State Insurance Approvals, the "Insurance Approvals").

          (ii) Subject to receipt of the regulatory approvals and the making of filings referred to in the preceding paragraph, and expiration of related waiting periods, and required filings under federal and state securities laws, and the receipt of Company Shareholder Approval, the execution, delivery and performance of this Agreement, the Holdings Purchase Agreement and the Voting Agreements (to the extent that the Company must take action to render effective the rights conferred by the Holdings Purchase Agreements and the Voting Agreements), and the consummation of the transactions contemplated hereby and thereby do not and will not (A) except as Previously Disclosed, constitute a breach or violation of, or a default under, or give rise to any Lien, any acceleration of remedies, or any right of termination under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or agreement, indenture or instrument of the Company or of any of its Subsidiaries or to which the Company or any of its Subsidiaries or properties is subject or bound, (B) constitute a breach or violation of, or a default under, the Company Certificate or the Company By-Laws, or (C) require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license, agreement, indenture or instrument.

          (g) Financial Reports, SEC Documents and SAP Statements. (i) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, the Company's amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 in draft form disclosed in
     Section 5.03(g) of the Company's Disclosure Schedule and (except for the inclusion of information typically included in the proxy statement) in substantially the form to be filed, and all other reports, registration statements, definitive proxy statements or information statements filed or to be filed by it or any of its Subsidiaries subsequent to December 31, 1999 under the Securities Act, or under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the form filed or to be filed (collectively, the Company's "SEC Documents") with the SEC, as of the date filed, (A) complied or will comply in all material respects as to form with the applicable requirements under the Securities Act or the Exchange Act, as the case may be, and (B) did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each of the balance sheets contained in or incorporated by reference into any such SEC Document (including the related notes and schedules thereto) fairly presents, or will fairly present, the financial position of the Company and its Subsidiaries as of its date, and each of the statements of income and changes in shareholders' equity and cash flows or equivalent statements in such SEC Documents (including any related notes and schedules thereto) fairly presents, or will fairly present, the results of operations, changes in shareholders' equity and changes in cash flows, as the case may be, of the Company and its Subsidiaries for the periods to which they relate, in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except in each case as may be noted therein and subject to normal year-end audit adjustments.

          (ii) The Company has delivered or made available to the Acquisition Party Representative true and complete copies of the annual statements of each of the Company Insurance Subsidiaries as filed with the applicable insurance regulatory authorities for the years ended December 31, 1996, 1997, 1998, the quarterly statements for the periods ended March 31, 1999, June 30, 1999 and September 30, 1999, including all exhibits, interrogatories, notes, schedules and any actuarial opinions, affirmations or certifications or other supporting documents filed in connection therewith and the most recent drafts (the "Drafts") of the annual statements of each of the Company Insurance Subsidiaries to be filed with the applicable insurance regulatory authorities for the year ended December 31, 1999 (collectively, the "Company SAP Statements"). The Company SAP Statements were prepared in conformity with statutory accounting practices prescribed or permitted by the applicable insurance regulatory authority consistently applied for the periods covered thereby except, in each case, as may be noted therein, and present fairly the statutory financial position of the Company and such Company Insurance Subsidiaries as at the respective dates thereof and the results of operations of such Subsidiaries for the respective periods then ended. The Company SAP Statements complied in all material respects with all applicable laws, rules and regulations when filed, and no material deficiency has been asserted with respect to any Company SAP Statements by the applicable insurance regulatory body or any other governmental agency or body. The annual statutory balance sheets and income statements included in the Company SAP Statements other than the Drafts have been audited by PricewaterhouseCoopers LLP, and the Company has delivered or made available to the Acquisition Party true and complete copies of all audit opinions related thereto. The Company has delivered or made available to the Acquisition Party true and complete copies of all examination reports of insurance departments and any insurance regulatory agencies since January 1, 1996 relating to the Company or the Company Insurance Subsidiaries.

          (h) Absence of Certain Changes. Except as Previously Disclosed, since January 1, 2000:

          (i) to the date of this Agreement, the Company and its Subsidiaries
     (A) have not incurred any liability other than in the ordinary course of business and (B) have conducted their respective businesses in the ordinary course;

          (ii) to the date of this Agreement, there has not been (A) any declaration, setting aside or payment of any dividend or other distribution in respect of the capital stock of the Company, except for dividends or other distributions on its capital stock publicly announced prior to the date hereof; (B) any material addition, or any development involving a prospective material addition, to the Company's consolidated reserves, including the contingency reserve maintained pursuant to Article 69 of the New York Financial Guaranty Insurance Law (the Company's "Contingency Reserve"); (C) any material change in the accounting, actuarial, investment, reserving, underwriting or claims administration policies, practices or principles of the Company or any of the Company Insurance Subsidiaries; and

          (iii) there has not been any event or circumstance that, individually or taken together with all other facts, circumstances and events (described in any paragraph of Section 5.03 or otherwise), has had or is reasonably likely to have a Material Adverse Effect with respect to the Company.

          (i) Litigation and Liabilities. As of the date of this Agreement, except as Previously Disclosed, (i) no litigation, claim or other proceeding before any court or governmental agency is pending against the Company or any of its Subsidiaries and, to the Company's knowledge, no such litigation, claim or other proceeding has been threatened.

          (ii) There are no obligations or liabilities, whether or not accrued, contingent or otherwise, including those relating to matters involving any Environmental Laws and occupational safety and health matters, required by generally accepted accounting principles to be set forth on a consolidated balance sheet of the Company that are reasonably likely to result in a Material Adverse Effect.

          (j) Regulatory Matters. Except as Previously Disclosed, (i) neither the Company nor any of its Subsidiaries or properties is a party to or is subject to any order, decree, supervisory agreement, memorandum of understanding or similar arrangement with, or a commitment letter or similar submission to, or extraordinary supervisory letter from, any foreign, federal or state governmental agency or authority charged with the supervision or regulation of insurance companies or issuers of securities or the supervision or regulation of it or any of its Subsidiaries (collectively, the "Regulatory Authorities").

          (ii) Neither the Company nor any of its Subsidiaries has been advised by any Regulatory Authority that such Regulatory Authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, supervisory agreement, memorandum of understanding, commitment letter, supervisory letter or similar submission.

          (k) Compliance with Laws; Permits. (i) Except as Previously Disclosed, the businesses of each of the Company and its Subsidiaries have not been, and are not being, conducted in violation of any federal, state, local or foreign law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, arbitration award, agency requirement, license or permit of any Governmental Authority (collectively, "Laws"). Except as Previously Disclosed, no investigation, examination or review other than in the ordinary course by any Governmental Authority with respect to the Company or any of its Subsidiaries is pending or, to the knowledge of the Company, has any Governmental Authority indicated an intention to conduct the same. The Company and each of its Subsidiaries each has all permits, licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals necessary to conduct its business as presently conducted.

          (ii) Prior to the Effective Time, (A) the Company and its Insurance Subsidiaries do not receive a subsidy or other competitive advantage, as a result of any indirect control by a political subdivision of a foreign government, (B) the Company and its Insurance Subsidiaries are not entitled to claim sovereign immunity as result of such control, or will waive such sovereign immunity, (C) the use of the Company and its Insurance Subsidiaries as insurer is not detrimental to the interests of the people of the State of New York or any other state in which such entities conduct business and (D) each of the Company and its Insurance Subsidiaries otherwise satisfies all applicable requirements for the renewal of its licence to transact insurance business in each jurisdiction in which it is currently authorized to transact on insurance business.

          (l) Material Contracts; Defaults. Except as Previously Disclosed, neither the Company nor any of its Subsidiaries is a party to, bound by or subject to any agreement, contract, arrangement, commitment or understanding (whether written or oral) (i) that is a "material contract" within the meaning of Item 601(b)(10) of the SEC's Regulation S-K, (ii) that prohibits or restricts the Company or any of its Subsidiaries from engaging in any business activity in any geographic area, line of business or otherwise in competition with any other Person or (iii) that provides for the management of any assets, other than investment securities, of the Company or any of its Subsidiaries by a party not majority owned by the Company. Except as Previously Disclosed, neither the Company nor any of its Subsidiaries is in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party, by which its respective assets, business, or operations may be bound or affected, or under which it or its respective assets, business, or operations receives benefits, and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

          (m) No Brokers. No action has been taken by the Company that would give rise to any valid claim against any party hereto for a brokerage commission, finder's fee or other like payment with respect to the transactions contemplated by this Agreement, except as may be payable pursuant to a Previously Disclosed engagement letter with Goldman, Sachs & Co.

          (n) Employee Benefit Plans. (i) All benefit and compensation plans, contracts, policies or arrangements covering current or former employees of the Company and its Subsidiaries (the "Employees") and current or former directors of the Company, including, but not limited to, "employee benefit plans" within the meaning of Section 3(3) of ERISA, and deferred compensation, stock option, stock purchase, stock appreciation rights, stock based, incentive and bonus plans (the "Benefit Plans"), are listed in
     Schedule 5.03(n). True and complete copies of all Benefit Plans, including, but not limited to, any trust instruments and insurance contracts forming a part of any Benefit Plans, and all amendments thereto have been provided or made available to the Acquisition Party.

          (ii) All employee benefit plans covering Employees (the "Plans"), to the extent subject to ERISA, are in substantial compliance with ERISA. Each Plan which is an "employee pension benefit plan" within the meaning of
     Section 3(2) of ERISA ("Pension Plan") and which is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service with respect to "TRA" (as defined in Section 1 of Rev. Proc. 93- 39), and the Company is not aware of any circumstances likely to result in revocation of any such favorable determination letter. There is no material pending or, to the knowledge of the Company threatened, litigation relating to the Plans. Neither the Company nor any of its Subsidiaries has engaged in a transaction with respect to any Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA in an amount which would be material.

          (iii) No liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by the Company or any of its Subsidiaries with respect to any ongoing, frozen or terminated "single-employer plan", within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by any of them, or the single-employer plan of any entity which is considered one employer with the Company under Section 4001 of ERISA or
     Section 414 of the Code (an "ERISA Affiliate"). Neither the Company, any of its Subsidiaries nor an ERISA Affiliate has contributed to a "multiemployer plan", within the meaning of Section 3(37) of ERISA, at any time on or after September 26, 1980. No notice of a "reportable event", within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived, has been required to be filed for any Pension Plan or by any ERISA Affiliate within the 12-month period ending on the date hereof or will be required to be filed in connection with the transactions contemplated by this Agreement.

          (iv) All contributions required to be made under the terms of any Benefit Plan have been timely made or have been reflected on the Audited Financial Statements or the Preliminary Financial Statements. Neither any Pension Plan nor any single-employer plan of an ERISA Affiliate has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA and no ERISA Affiliate has an outstanding funding waiver. Neither the Company nor any of its Subsidiaries has provided, or is required to provide, security to any Pension

     Plan or to any single-employer plan of an ERISA Affiliate pursuant to
     Section 401(a)(29) of the Code.

          (v) Under each Pension Plan which is a single-employer plan, as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of all "benefit liabilities", within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the Plan's most recent actuarial valuation), did not exceed the then current value of the assets of such Plan, and there has been no material change in the financial condition of such Plan since the last day of the most recent plan year.

          (vi) Neither the Company nor any of its Subsidiaries has any obligations for retiree health and life benefits under any Benefit Plan, except as set forth on Schedule 5.03(n). The Company or the Subsidiaries may amend or terminate any such Benefit Plan at any time without incurring any liability thereunder.

          (vii) Except as contemplated by the 1993 Equity Participation Plan, in and of itself, the consummation of the transactions contemplated by this Agreement will not (x) entitle any employees of the Company or any of the Subsidiaries to severance pay, (y) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of the Benefit Plans or (z) result in any payments under, any of the Benefit Plans which would not be deductible under Section 162(m) or Section 280G of the Code.

          (o) Labor Matters. Neither the Company nor any of its Subsidiaries is a party to or is bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is the Company or any of its Subsidiaries the subject of a proceeding asserting that it or any such Subsidiary has committed an unfair labor practice (within the meaning of the National Labor Relations Act) or seeking to compel the Company or any such Subsidiary to bargain with any labor organization as to wages or conditions of employment, nor is there any strike or other labor dispute involving it or any of its Subsidiaries pending or threatened, nor is the Company aware of any activity involving its or any of its Subsidiaries' employees seeking to certify a collective bargaining unit or engaging in other organizational activity.

          (p) Takeover Laws; Dissenters' Rights. The Company has taken all action required to be taken by it in order to exempt this Agreement, the Holdings Purchase Agreement and the Voting Agreements and the transactions contemplated hereby and thereby from, and this Agreement, the Holdings Purchase Agreement and the Voting Agreements and the transactions contemplated hereby and thereby are exempt from, the requirements of any "moratorium", "control share", "fair price", "affiliate transaction", "business combination" or other antitakeover laws and regulations (including Section 912 of the NYBCL) of any state (collectively, "Takeover Laws"), including, without limitation, the State of New York. Holders of Company Common Stock and holders of Company Preferred Stock do not have dissenters' rights in connection with the Merger.

          (q) Environmental Matters. Except as Previously Disclosed, neither the conduct nor operation of the Company or its Subsidiaries nor any condition of any property presently or previously owned, leased or operated by any of them (including, without limitation, in a fiduciary or agency capacity), or on which any of them holds a Lien, violates or violated Environmental Laws and no condition has existed or event has occurred with respect to any of them or any such property that, with notice or the passage of time, or both, is reasonably likely to result in liability to the Company or its Subsidiaries under Environmental Laws. Except as Previously Disclosed, neither the Company nor any of its Subsidiaries has received any notice from any Person or entity that the Company or its Subsidiaries or the operation or condition of any property ever owned, leased, operated, or held as collateral or in a fiduciary capacity by any of them are or were in violation of or otherwise are alleged to have liability under any Environmental Law, including, but not limited to, responsibility (or potential responsibility) for the cleanup or other remediation of any pollutants, contaminants, or hazardous or toxic wastes, substances or materials at, on, beneath, or originating from any such property.

          (r) Tax Matters. Except as Previously Disclosed, (i) all Tax Returns that are required to be filed by or with respect to the Company and its Subsidiaries for the periods ending on or prior to the Effective Date have been duly filed, or, in the case of Tax returns that are required to be filed by or with respect to the Company and its Subsidiaries for periods ending after the date of this Agreement but on or before the Effective Date, will be duly filed, and such Tax Returns were or will be true and complete in all respects, (ii) all Taxes shown to be due on the Tax Returns referred to in clause (i) have been or will be paid in full, (iii) the Federal Income Tax Returns referred to in clause (i) have been examined by the Internal Revenue Service for the years through 1996,
     (iv) all deficiencies asserted or assessments made as a result of any examination by any taxing authority (Federal, state, local or foreign) have been paid in full, (v) no issues that have been raised by the relevant taxing authority in connection with the examination of any of the Tax Returns referred to in clause (i) are currently pending, (vi) no waivers of statutes of limitation have been given by or requested with respect to any Taxes of the Company or its Subsidiaries, (vii) neither the Company nor any of its Subsidiaries will be required, as a result of (A) a change in accounting method for a Tax period beginning on or before the Closing, to include any adjustment under Section 481(c) of the Code (or any similar provision of state, local or foreign law) in taxable income for any Tax period beginning on or after the Closing Date (except as a result of regulations that became effective on January 1, 2000, under Section 832 of the Code), or (B) any "closing agreement" as described in Section 7121 of the Code (or any similar provision of state, local or foreign Tax law), to include any item of income in or exclude any item of deduction from any Tax period beginning on or after the Closing, (viii) no closing agreements, private letter rulings, technical advance memoranda or similar agreement or rulings have been entered into or issued by any taxing authority with respect to the Company or any of its Subsidiaries, (ix) neither the Company nor any of its Subsidiaries has ever been a member of an affiliated, combined, consolidated or unitary Tax group for purposes of filing any Tax Return, other than, for purposes of filing consolidated U.S. Federal income tax returns, a group of which the Company was the common parent, except with MediaOne Capital Corporation, (x) neither the Company nor any of its Subsidiaries has any liability for Taxes of any other corporation (other than the Company or its Subsidiaries) as a result of transferee liability, Treasury Regulations Section 1.1502-6 or otherwise, (xi) other than with MediaOne Capital Corporation and Capital Re Corporation, neither the Company nor any of its Subsidiaries is a party to any tax allocation, sharing or indemnification agreement (other than an agreement the parties to which consist solely of the Company and its Subsidiaries), (xii) there are no Liens on any of the assets of the Company or its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax,
     (xiii) neither the Company nor any of its Subsidiaries has in the past two years made a distribution that qualified under Section 355 of the Code and
     (xiv) no tax is required to be withheld
     pursuant to Section 1445 of the Code as a result of the transfer contemplated by this Agreement. The Company has made available to the Acquisition Party true and correct copies of the United States federal income Tax Returns filed by the Company and its Subsidiaries for each of the three most recent fiscal years ended on or before December 31, 1998. Neither the Company nor any of its Subsidiaries has any liability with respect to income, franchise or similar Taxes that accrued on or before the end of the most recent period covered by the Company's Filed SEC Documents in excess of the amounts accrued with respect thereto as reported on such Filed SEC Documents.

          (s) Risk Management Instruments. All interest rate swaps, caps, floors, option agreements, futures and forward contracts and other similar risk management arrangements, whether entered into for the Company's own account, or for the account of one or more of the Company's Subsidiaries, were entered into (i) in accordance with the Company's regular business practices and all applicable laws, rules, regulations and regulatory policies and (ii) with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of its Subsidiaries, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles), and are in full force and effect. Neither the Company nor its Subsidiaries, nor to the Company's knowledge any other party thereto, is in breach of any of its obligations under any such agreement or arrangement.

          (t) Books and Records. The books and records of the Company and its Subsidiaries have been fully, properly and accurately maintained in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein.

          (u) Insurance Issued by the Company and the Company Insurance Subsidiaries. Except as Previously Disclosed:

          (i) All benefits claimed by any Person under any insurance Contract issued by the Company or any Company Insurance Subsidiary have in all material respects been paid (or provision for payment thereof has been made or such amounts are being contested in good faith) in accordance with the terms of the Contracts under which they arose, such payments were not materially delinquent and were paid (or will be paid) without fines or penalties.

          (ii) The underwriting standards utilized and ratings applied by the Company and each Company Insurance Subsidiary with respect to insurance Contracts outstanding as of the date hereof have been Previously Disclosed or made available to the Acquisition Party and, with respect to any such Contract reinsured in whole or in part, conform in all material respects to the standards and ratings required pursuant to the terms of the related reinsurance, coinsurance or other similar Contracts.

          (v) Reinsurance and Coinsurance. The Company has made available to the Acquisition Party information regarding all reinsurance or coinsurance treaties or agreements, including retrocessional agreements, to which the Company or any Company Insurance Subsidiary is a party or under which the Company or any Company Insurance Subsidiary has any existing rights, obligations or liabilities. As of the date hereof, all such treaties or agreements are in full force and effect. Except as set forth in Section 5.03(v) of the Company's Disclosure Schedule, neither the Company nor any Company Subsidiary, nor, any other party to a reinsurance or coinsurance treaty or agreement to which the Company or any Company Insurance Subsidiary is a party, is in default in any material respect as to any material provision thereof, and no such agreement contains any provision providing that the other party thereto may terminate such agreement by reason of the transactions contemplated by this Agreement and the Voting Agreements. Except as set forth in Section 5.03(v) of the Company's Disclosure Schedule, as of the date hereof, there is no reason to believe that the financial condition of any other party to any such agreement is impaired with the result that a default thereunder may reasonably be anticipated, whether or not such default may be cured by the operation of any offset clause in such agreement, and the Company has no reason to believe that any material amounts recoverable under reinsurance, coinsurance or other similar Contracts to which the Company or any Company Insurance Subsidiary is a party (including, but not limited to, amounts based on paid and unpaid losses) are not fully collectible. As of the date hereof, the Company and each Company Insurance Subsidiary are entitled to take full credit in their respective SAP Statements (to the extent credit has been taken in such SAP Statements) pursuant to applicable Laws for all reinsurance and coinsurance ceded pursuant to any reinsurance or coinsurance treaty or agreement to which the Company or any Company Insurance Subsidiary is party.

          (w) Actuarial Reports. The Company has delivered or made available to the Acquisition Party a true and complete copy of any actuarial reports prepared by actuaries, independent or otherwise, with respect to the Company or any Company Insurance Subsidiary in the twelve (12) months prior to the date of this Agreement, and all attachments, addenda, supplements and modifications thereto (the "Company Actuarial Analyses"). To the knowledge of the Company, the information and data furnished by the Company to its independent actuaries in connection with the preparation of the Company Actuarial Analyses were accurate in all material respects.

          (x) Ratings. (i) The insurance and insurer financial strength of the Company Lead Insurance Subsidiary is rated AAA by Standard & Poor's Ratings Service, Aaa by Moody's Investors Service, Inc. and; (ii) no rating organization named in clause (i) above has announced that it has under surveillance or review its rating of the insurance and insurer financial strength of the Company Lead Insurance Subsidiary; and (iii) the Company has no reason to believe that any rating specified in clause (i) above is likely to be modified, qualified, lowered or placed under such surveillance or review for any reason, including as a result of the transactions contemplated hereby.

          (y) Reserves. The Company SAP Statements include all reserves required by statutory accounting practices and the financial statements contained in the SEC Documents include or will include all reserves required by generally accepted accounting principles. The admitted assets of the Company and each Company Insurance Subsidiary as determined under applicable Laws are in an amount at least equal to the minimum amounts required by applicable Laws.

          (z) Company Investment Assets. The Company has made available to the Acquisition Party a true and complete list of all Company Investment Assets (as defined below) as of December 31, 1999, with information included therein as to the cost of each such Company Investment Asset and the market value thereof as of December 31, 1999. Except as set forth in Section 5.03(z) of the Company's Disclosure Schedule, the Company or a Subsidiary of the Company has good and marketable title to all Company Investment Assets, in the case of marketable securities, free and clear, in the case of marketable securities, of any Lien. Except as set forth in Section 5.03(z) of the Company's Disclosure Schedule, none of the Company Investment Assets is in default in the payment of principal or interest or dividends or, to the knowledge of the Company, permanently impaired to any extent. For purposes of this Agreement, "Company Investment Assets" means any investment assets (whether or not required by GAAP or SAP to be reflected on a balance sheet) beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act), by the Company or any Subsidiary of the Company, including, without limitation, bonds, notes, debentures, mortgage loans, real estate, collateral loans and all other instruments of indebtedness, stocks, partnership or joint venture interests and all other equity interests, certificates issued by or interests in trusts, derivatives and all other assets acquired for investment purposes.

          (aa) Insurance Purchased by the Company. The Company has made available to the Acquisition Party all material insurance policies, binders, or bonds maintained by the Company or its Subsidiaries ("Insurance Policies"). The Company and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of the Company reasonably has determined to be prudent in accordance with industry practices. All the Insurance Policies are in full force and effect; the Company and its Subsidiaries are not in material default thereunder; and all material claims thereunder have been filed in due and timely fashion.

          (bb) Certain Agreements. Section 5.03(bb) of the Company's Disclosure Schedule sets forth a complete list of all registration right agreements (the "Company Registration Rights Agreements") and all shareholder agreements (the "Company Shareholders' Agreements") relating to Company Stock. In connection with the entering into of this Agreement, the Company has obtained all consents or waivers and has taken all other action necessary, under the Company Registration Rights Agreements and the Company Shareholders' Agreements, to permit the transactions contemplated hereby.

          (cc) Employment Agreements. The Company has entered into non-competition and employment agreements with each of Robert Cochran, Roger Taylor and Sean McCarthy.

          5.04 Representations and Warranties of the Acquisition Party. Subject to Sections 5.01 and 5.02 and except as Previously Disclosed in a paragraph of its Disclosure Schedule corresponding to the relevant paragraph below, the Acquisition Party hereby represents and warrants to the Company as follows:

          (a) Organization, Standing and Authority. (i) Each of Dexia, CLF and Merger Sub (A) is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, (B) is duly qualified or licensed to do business in each jurisdiction where its ownership or leasing of property or assets or the conduct of its business requires it to be so qualified or licensed and (C) has in effect all governmental or administrative authorizations necessary for it to own or lease its properties and assets and to carry on its business as it is now conducted.

          (b) Corporate Power. The Acquisition Party, each of its Significant Subsidiaries and the Merger Sub has the corporate power and authority to carry on its business as it is now being conducted and to own all its properties and assets; and each Acquisition Party and the Merger Sub has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

          (c) Corporate Authority and Approval. This Agreement and the Voting Agreements and the transactions contemplated hereby and thereby have been authorized by all necessary corporate action of the Acquisition Party and the Merger Sub and each of their respective Boards of Directors and does not require any vote of shareholders. This Agreement is a valid and legally binding agreements of the Acquisition Party and the Merger Sub enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

          (d) Regulatory Filings; No Defaults. (i) No consents or approvals of, or filings or registrations with, any Governmental Authority or with any third party are required to be made or obtained by the Acquisition Party or any of its Subsidiaries in connection with the execution, delivery or performance by the Acquisition Party of this Agreement and the Voting Agreements or to consummate the Merger except for (A) the filing of a notice or applications, and related approvals and clearances, under the HSR Act and under applicable European Union antitrust laws and as listed in
     Schedule 5.04(d) of the Acquisition Party's Disclosure Schedule, (B) the filing of applications and notices, as applicable, with the foreign governmental, federal and state Governmental Authorities governing banking and insurance in the jurisdictions or states where the Acquisition Party operates its business which are listed in Schedule 5.04(d) of the Acquisition Party's Disclosure Schedule, and the approval of such applications or the grant of required licenses by such Governmental Authorities as listed in Schedule 5.04(d) of the Acquisition Party's Disclosure Schedule, (C) the filing of articles of merger with the Department of State of the State of New York pursuant to the NYBCL, (D) filings in respect of, and approvals and authorizations of, and, as applicable, the expiration of applicable waiting periods of, the Designated State Insurance Approvals and (E) filings and notifications in respect of, and, to the extent necessary, approvals and authorizations in respect of, Foreign Approvals.

          (ii) Subject to receipt of the regulatory approvals, filings and notifications referred to in the preceding paragraph and expiration of the related waiting periods, and required filings under federal and state securities laws, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (A) constitute a breach or violation of, or a default under, or give rise to any Lien, any acceleration of remedies or any right of termination under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or agreement, indenture or instrument of each Acquisition Party or of any of its Subsidiaries or to which each Acquisition Party or any of its Subsidiaries or properties is subject or bound, (B) constitute a breach or violation of, or a default under, the certificate of incorporation or by-laws (or similar governing documents) of each Acquisition Party or any of its Subsidiaries, or (C) require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license, agreement, indenture or instrument.

          (e) Access to Funds. Prior to the Effective Time, the Acquisition Party shall have all funds necessary to consummate the Merger and pay the aggregate Merger Consideration.

          (f) No Brokers. No action has been taken by any Acquisition Party that would give rise to any valid claim against any party hereto for a brokerage commission, finder's fee or other like payment with respect to the transactions contemplated by this Agreement, excluding a fee to be paid to Lazard Freres & Cie.

          (g) Information Supplied. None of the information supplied or to be supplied by the Acquisition Party or Merger Sub for inclusion in the Proxy Statement and any amendment or supplement thereto (including any material incorporated by reference), at the date of mailing to shareholders of the Company and the date of the meeting of the Company's shareholders to be held in connection with the Merger, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (h) Interim Operations of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

                                   ARTICLE VI

                                    Covenants

          6.01 Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, the Company and the Acquisition Party agree to use their reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Merger as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall cooperate fully with the other party hereto to that end.

          6.02 Proxy Statement. As soon as practicable after the date hereof, the Company shall prepare a proxy statement to take shareholder action on the Merger (the "Proxy Statement"), file the Proxy Statement with the SEC, respond to comments of the staff of the SEC and promptly thereafter mail the Proxy Statement to all holders of record (as of the applicable record date) of shares of the Company's Stock. The Company represents and covenants that the Proxy Statement and any amendment or supplement thereto (including any material incorporated by reference), at the date of mailing to shareholders of the Company and the date of the meeting of the Company's shareholders to be held in connection with the Merger, will conform in all material respects to the requirements of the Exchange Act and all relevant rules and regulations of the SEC, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by an Acquisition Party specifically for inclusion or incorporation by reference in the Proxy Statement. The Acquisition Party and the Company shall cooperate with each other in the preparation of the Proxy Statement. The Company will promptly supply the Acquisition Party with all correspondence between the Company or its Representatives, on the one hand, and the SEC or its staff, on the other, after the date hereof. If requested by the Acquisition Party, the Company shall, at its expense, employ professional proxy solicitors to assist it in contacting shareholders in connection with the vote on the Merger. The Company will not mail any Proxy Statement, or make any amendment or supplement thereto, to which the Acquisition Party reasonably objects.

          6.03 Shareholder Approvals. The Company agrees to take, in accordance with applicable law or NYSE rules and the Company Certificate and the Company By-Laws, all action necessary to convene an appropriate meeting of shareholders of the Company to consider and vote upon the approval and adoption of this Agreement and any other matters required to be approved by the Company's shareholders for consummation of the Merger and the transactions contemplated hereby (including any adjournment or postponement, the "Company Meeting") as promptly as practicable, subject to the Company's right to terminate this Agreement pursuant to Section 6.06(b) and 8.01(f). The Company Board shall recommend such approval, and the Company shall take all reasonable, lawful action to solicit such approval by its shareholders, in each case subject to the right of the Company Board to withdraw, modify or change its approval or recommendation of the Merger and this Agreement as set forth in Section 6.06(b). Prior to the Effective Time and in order to permit the Holdings Purchase, the Company shall take all action necessary to amend the Company Certificate to remove the transfer restrictions on the Company Preferred Stock.

          6.04 Press Releases. The Company and the Acquisition Party agree that they will not, without the prior approval of the other party, issue any press release or written statement for general circulation relating to the transactions contemplated hereby, except as otherwise required by applicable law or regulation or NYSE rules.

          6.05 Access; Information. (a) The Company agrees that upon reasonable notice and subject to applicable laws relating to the exchange of information, it shall afford the Acquisition Party and its officers, employees, counsel, accountants and other authorized Representatives, reasonable access during normal business hours throughout the period prior to the Effective Time to the books, records (including, without limitation, tax returns and work papers of independent auditors), properties, personnel and to such other information as any party may reasonably request and, during such period, it shall furnish promptly to the Acquisition Party (i) a copy of each material report, schedule and other document filed by it pursuant to the requirements of federal or state securities or insurance laws, and (ii) all other information concerning the business, properties and personnel of it as the Acquisition Party may reasonably request.

          (b) Each party agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section
6.05 (as well as any other information obtained prior to the date hereof in connection with the entering into of this Agreement) for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. Each party will keep confidential, and will cause its Representatives to keep confidential, all information and documents obtained pursuant to this Section
6.05 (as well as any other information obtained prior to the date hereof in connection with the entering into of this Agreement) unless such information (i) was already known to such party, (ii) becomes available to such party on a non-confidential basis from other sources not known by such party to be bound by a confidentiality obligation, (iii) is disclosed with the prior written approval of the party to which such information pertains, (iv) is or becomes readily ascertainable from published information or trade sources other than as a result of a disclosure by such party or its Representatives or (v) must, in the opinion of such party, upon advice of counsel, be disclosed in order to avoid violating any applicable law. In the event that this Agreement is terminated or the transactions contemplated by this Agreement shall otherwise fail to be consummated, each party shall promptly cause all copies of documents or extracts thereof containing information and data as to another party hereto to be returned to the party which furnished the same or to be destroyed. No investigation by either party of the business and affairs of the other shall affect or be deemed to modify or waive any representation, warranty, covenant or agreement in this Agreement, or the conditions to either party's obligation to consummate the transactions contemplated by this Agreement.

          6.06 Acquisition Proposals. (a) The Company shall not, nor shall it permit any of its Subsidiaries to, nor shall it authorize or permit any of its or its Subsidiaries' directors, officers or employees to, and shall use commercially reasonable efforts to cause any investment banker, financial advisor, attorney, accountant or other representative retained by it or any of its Subsidiaries not to, directly or indirectly through another person, (i) solicit, initiate or encourage (including by way of furnishing information), or knowingly take any other action designed to facilitate, the making of any proposal which constitutes an Acquisition Proposal or (ii) participate

(including by way of furnishing of information) in any discussions or negotiations regarding any Acquisition Proposal; provided, however, that if, at any time prior to the date of receipt of the Company Shareholder Approval (the "Applicable Period"), the Company Board determines in good faith, after consultation with its financial and legal advisors, that a proposal that was not solicited by it after the date of this Agreement is, or is reasonably likely to result in, a Superior Proposal (as defined in Section 6.06(b)), and subject to providing prior written notice of its decision to take such action to the Acquisition Party (a "Section 6.06 Notice") and compliance with Section 6.06(c), the Company may (x) furnish information with respect to the Company and its Subsidiaries to any person making such proposal pursuant to a confidentiality agreement generally at least as restrictive as the confidentiality agreement to which the Acquisition Party or an affiliate of the Acquisition Party was a party and (y) participate in discussions or negotiations regarding such proposal. For purposes of this Agreement, "Acquisition Proposal" means any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of a business that constitutes 20% or more of the net revenues, net income or the assets of the Company and its Subsidiaries, taken as a whole, or 20% or more of any class of equity securities of the Company or any of its Subsidiaries, any tender offer or exchange offer that if consummated would result in any person beneficially owning 20% or more of any class of equity securities of the Company or any of its Subsidiaries, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries, other than the transactions contemplated by this Agreement. Any such transaction is referred to herein as an "Acquisition Transaction".

          (b) Notwithstanding anything in this Agreement to the contrary, in response to an Acquisition Proposal that was not solicited by it after the date of this Agreement, the Company Board shall be permitted during the Applicable Period, but only to the extent required by its fiduciary obligations under applicable law as determined in good faith by the Company Board after considering advice of outside counsel, to (i) withdraw, modify or change, or propose publicly to withdraw, modify or change, the approval or recommendation by such Board of the Merger or this Agreement, (ii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal, or (iii) terminate this Agreement pursuant to Section 8.01(f) with respect to any Superior Proposal, but only if, in the case of each of clauses, (i), (ii) or (iii), the Company Board determines in good faith that such Acquisition Proposal constitutes a Superior Proposal. For purposes of this Agreement, a "Superior Proposal" means any written Acquisition Proposal that the Company Board determines in its good faith judgment (following receipt of the advice of a financial advisor of nationally recognized reputation and its legal advisors), if accepted, is reasonably capable of being consummated, taking into account all legal, financial and regulatory aspects of the proposal and would, if consummated, result in a transaction more favorable to the Company and its shareholders than the transactions contemplated by this Agreement, except that the reference to "20%" in the definition of "Acquisition Proposal" in Section 6.06(a) shall be deemed to be a reference to "50%" and "Acquisition Proposal" shall only be deemed to refer to a transaction involving the Company or the Company Lead Insurance Subsidiary, or with respect to assets (including the shares of any Subsidiary), the Company and its Subsidiaries, taken as a whole.

          (c) In addition to the obligations of the Company set forth in paragraphs (a) and (b) of this Section 6.06, (i) the Company shall immediately cease and cause to be terminated any activities, discussions or negotiations conducted prior to the date of this Agreement with any parties other than the Acquisition Party with respect to any of the foregoing and shall use its reasonable best efforts to enforce any confidentiality or similar agreement relating to an Acquisition Proposal; (ii) the Company shall immediately advise the Acquisition Party orally and in writing of any request for information or of any Acquisition Proposal, the material terms and conditions of such request or Acquisition Proposal and the identity of the person making such request or Acquisition Proposal; and (iii) the Company will keep the Acquisition Party informed of the status and details (including amendments or proposed amendments) of any such request or Acquisition Proposal.

          (d) Nothing contained in this Section 6.06 shall prohibit the Company from taking and disclosing to its shareholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Company's shareholders if, in the good faith judgment of the Company Board, after consultation with outside counsel, failure so to disclose would violate its obligations under applicable law.

          6.07 Takeover Laws. No party hereto shall take any action that would cause the transactions contemplated by this Agreement, the Holdings Purchase Agreement or the Voting Agreements to be subject to requirements imposed by any Takeover Law and each of them shall take all necessary and reasonable steps within its control to exempt (or ensure the continued exemption of) the transactions contemplated by this Agreement, the Holdings Purchase Agreement or the Voting Agreements from, or if necessary challenge the validity or applicability of, any applicable Takeover Law, as now or hereafter in effect.

          6.08 Regulatory Submissions. (a) The Acquisition Party and the Company and their respective Subsidiaries shall cooperate and use their respective reasonable best efforts to prepare all documentation, to take all actions, to effect all filings and to obtain all permits, consents, approvals, confirmations and authorizations of all third parties and Governmental Authorities necessary or advisable to consummate the transactions contemplated by this Agreement. The Acquisition Party and the Company shall have the right to review in advance, subject to applicable laws relating to the exchange of information, with respect to all material written information submitted to any third party or any Governmental Authority in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable. Each party hereto agrees that it will consult with the other party hereto with respect to the obtaining of all material permits, consents, approvals, confirmations and authorizations of all third parties and Governmental Authorities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other party appraised of the status of material matters relating to completion of the transactions contemplated hereby.

          (b) Each party agrees, upon request, to furnish the other party with all information concerning itself, its Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with any filing, notice or application made by or on behalf of such other party or any of its Subsidiaries to any third party or Governmental Authority.

          6.09 Indemnification. (a) The Acquisition Party shall indemnify, defend and hold harmless the present and former directors and officers of the Company and its Subsidiaries (each, an "Indemnified Party") against all costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement) to the fullest extent that the Company or such Subsidiary is permitted to indemnify (and advance expenses to) its directors and officers under the laws of the jurisdiction of its incorporation, its certificate of incorporation or its by-laws (or comparable organizational documents) as in effect on the date hereof. The Acquisition Party acknowledges and agrees that, without any further action, the indemnification agreements of the Company Previously Disclosed shall continue in full force and effect in accordance with their terms as in effect prior to the Effective Time.

          (b) For a period of six years from the Effective Time, the Acquisition Party shall maintain in effect the Company's current of directors' and officers' liability insurance that serves to reimburse the present and former officers and directors of the Company or any of its Subsidiaries (determined as of the Effective Time) (as opposed to the Company) with respect to claims against such directors and officers arising from facts or events which occurred before the Effective Time, which insurance shall contain at least the same coverage and amounts, and contain terms and conditions no less advantageous, as that coverage currently provided by the Company; provided, however, that in no event shall the Acquisition Party be required to expend more than 200 percent of the current amount expended by the Company (the "Insurance Amount") to maintain or procure such directors and officers insurance coverage; provided, further, that if the Acquisition Party is unable to maintain or obtain the insurance called for by this Section 6.09(b), the Acquisition Party shall obtain as much comparable insurance as is available for the Insurance Amount; provided, further, that officers and directors of the Company or any Subsidiary may be required to make application and provide customary representations and warranties to the Acquisition Party's insurance carrier for the purpose of obtaining such insurance.

          (c) Any Indemnified Party wishing to claim indemnification under
Section 6.09(a), upon learning of any claim, action, suit, proceeding or investigation described above, shall promptly notify the Acquisition Party thereof; provided that the failure so to notify shall not affect the obligations of the Acquisition Party under Section 6.09(a) unless and to the extent that the Acquisition Party is actually and materially prejudiced as a result of such failure.

          (d) If the Acquisition Party or any of its successors or assigns shall consolidate with or merge into any other entity and shall not be the continuing or surviving entity of such consolidation or merger or shall transfer all or substantially all of its assets to any entity, then and in each case, proper provision shall be made so that the successors and assigns of the Acquisition Party shall assume the obligations set forth in this Section 6.09.

          (e) The provisions of this Section 6.09 (i) are intended to be for the benefit of, and will be enforceable by, each indemnified party, his or her heirs and his or her representatives and (ii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.

          6.10 Employee Matters. (a) The agreement of the parties with respect to employee matters is set forth in the memorandum dated March 13, 2000 prepared by Johnson Associates, Inc. included in the Disclosure Schedule.

          (b) The Acquisition Party will honor, and cause the Surviving Corporation to honor, pursuant to their terms, all employee severance plans (as amended or contemplated herein) and employment or severance agreements of the Company or its Subsidiaries that are specifically identified in the Company's Disclosure Schedule (including any amendments described in the Disclosure Schedule).

          (c) The Company shall not amend or waive any right under the non-competition and employment agreements with Robert Cochran, Roger Taylor and Sean McCarthy.

          6.11 Notification of Certain Matters. The Company and the Acquisition Party shall give prompt notice to the other of any fact, event or circumstance known to it that (i) is reasonably likely, individually or taken together with all other facts, events and circumstances known to it, to result in any Material Adverse Effect with respect to it or (ii) would cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained herein.

                                   ARTICLE VII

                    Conditions to Consummation of the Merger

          7.01 Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of the Acquisition Party and the Company to consummate the Merger is subject to the fulfillment or written waiver by the Acquisition Party and the Company prior to the Effective Time of each of the following conditions:

          (a) Shareholder Approval. The Company Shareholder Approval shall have been obtained.

          (b) Regulatory Approvals. All regulatory approvals, notifications and filings required to consummate the Holdings Purchase and the Merger (including the acquisition by the Acquisition Party of all of the capital stock of the Company by virtue of the Merger), including, without limitation, the Designated State Insurance Approvals, shall have been obtained or made and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired and no such approvals shall contain any conditions, restrictions or requirements which would have, or are reasonably likely to have, a Material Adverse Effect on the Surviving Corporation and its Subsidiaries taken as a whole or a Material Adverse Effect on the Acquisition Party and its Subsidiaries taken as a whole.

          (c) No Injunction. No Governmental Authority of competent jurisdiction shall have:

                    (A) enacted, issued, promulgated, enforced or entered any
               statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and prohibits consummation of the Holdings Purchase and the Merger (including the acquisition by the Acquisition Party of all of the capital stock of the Company by virtue of the Merger); or

                    (B) indicated that the Holdings Purchase and the Merger
               (including the acquisition by the Acquisition Party of all of the capital stock of the Company by virtue of the Merger) would adversely affect the licenses necessary to carry on the insurance business of any of the Company's Insurance Subsidiaries (X) in a manner that would have, or is reasonably likely to have, a Material Adverse Effect on the Surviving Corporation and its Subsidiaries taken as a whole or a Material Adverse Effect on the Acquisition Party and its Subsidiaries taken as a whole or (Y) in a material way in states representing in the aggregate net municipal par amounts outstanding at December 31, 1999 in excess of 12.5% of the Company's total net municipal par amount outstanding at December 31, 1999.

          7.02 Conditions to Obligation of the Company. The obligation of the Company to consummate the Merger is also subject to the fulfillment or written waiver by the Company prior to the Effective Time of each of the following conditions:

          (a) Representations and Warranties. Subject to the standard set forth in Section 5.02, the representations and warranties of the Acquisition Party set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Date as though made on and as of the Effective Date (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct as of such date), and the Company shall have received a certificate, dated the Effective Date, signed on behalf of the Acquisition Party by the Chief Executive Officer and the Chief Financial Officer of the Acquisition Party to such effect.

          (b) Performance of Obligations of the Acquisition Party. The Acquisition Party shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and the Company shall have received a certificate, dated the Effective Date, signed on behalf of the Acquisition Party by the Chief Executive Officer and the Chief Financial Officer of the Acquisition Party to such effect.

          (c) Holdings Purchase. The Holdings Purchase shall have been consummated.

          7.03 Conditions to Obligation of the Acquisition Party. The obligation of the Acquisition Party to consummate the Merger is also subject to the fulfillment or written waiver by the Company prior to the Effective Time of each of the following conditions:

          (a) Representations and Warranties. Subject to the standard set forth in Section 5.02, the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Date as though made on and as of the Effective Date (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct as of such date) and the Acquisition Party shall have received a certificate, dated the Effective Date, signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to such effect.

          (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and the Acquisition Party shall have received a certificate, dated the Effective Date, signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to such effect.

          (c) Conversion of Rights. At the Effective Time, any Right to Company Common Stock shall be converted into a right to receive the Merger Consideration.

          (d) Continual Employment. At the Effective Time, (i) at least two of the Designated Employees shall be employees of the Company with the same executive responsibilities held as of the date of this Agreement and (ii) the Employment Agreements entered into with each of such Designated Employees employed by the Company at the Effective Time shall be in full force and shall not have been amended or modified. "Designated Employees" means Robert Cochran, Roger Taylor and Sean McCarthy.

          (e) Non-Control Determinations. The Acquisition Party shall have received the confirmations in a form reasonably satisfactory to the Acquisition Party from the insurance regulatory authorities, as specified in Disclosure Schedule 7.03(e).

          (f) Holdings Purchase. The Holdings Purchase shall have been consummated (provided that this condition shall be deemed to be waived if the Acquisition Party would otherwise acquire all of the capital stock of the Company by virtue of the Merger).

                                  ARTICLE VIII

                                   Termination

          8.01 Termination. This Agreement may be terminated, and the Merger may be abandoned:

          (a) Mutual Consent. At any time prior to the Effective Time, by the mutual consent of the Company and the Acquisition Party.

          (b) Breach. At any time prior to the Effective Time, by the Company or the Acquisition Party, in the event of either: (i) a breach by the other party of any representation or warranty contained herein (subject to the standard set forth in Section 5.02), which breach cannot be or has not been cured within 30 days after the giving of written notice to the breaching party of such breach, and provided such breach would result in a failure to satisfy Section 7.02(a) or 7.03(a), as the case may be; or (ii) a breach by the other party of any of the covenants or agreements contained herein, which breach cannot be or has not been cured within 30 days after the giving of written notice to the breaching party of such breach, and provided such breach would result in a failure to satisfy Section 7.02(b) or 7.03(b), as the case may be.

          (c) Delay. At any time prior to the Effective Time, by the Company or the Acquisition Party, in the event that the Merger is not consummated by January 1, 2001, except to the extent that the failure of the Merger then to be consummated arises out of or results from the knowing action or inaction of the party seeking to terminate pursuant to this Section 8.01(c).

          (d) No Approval. By the Company, or the Acquisition Party, in the event (i) the approval or action of any Governmental Authority required for consummation of the Merger shall have been denied by final nonappealable action of such Governmental Authority, provided that the right to terminate this Agreement under this Section 8.01(d)(i) shall not be available to any party whose failure to comply with Section 6.01 has resulted in such action or inaction or (ii) the Company Shareholder Approval is not obtained at the Company Meeting.

          (e) Failure to Recommend, Etc. At any time prior to the Company Meeting, by the Acquisition Party if the Company Board shall have failed to make its recommendation referred to in Section 6.03 (or, if requested by the Acquisition Party, failed to indicate that it will make such indication), withdrawn such recommendation or modified or changed such recommendation in a manner adverse in any respect to the interests of the Acquisition Party or shall have approved or recommended to its shareholders an Acquisition Proposal other than the Merger (it being understood that taking actions permitted under Section 6.06(a) shall not be deemed to be a failure to make, a withdrawal of or a modification or change in such recommendation).

          (f) Superior Proposal. At any time prior to the receipt of the Company Shareholder Approval, by the Company, in accordance with Section 6.06(b)(iii), provided that, in order for the termination of this Agreement pursuant to this paragraph (f) to be deemed effective, the Company shall have complied with all provisions of Section 6.06, including the notice provisions therein and the Fee contemplated by
     Section 8.03 shall have been paid.

          8.02 Effect of Termination and Abandonment. In the event of termination of this Agreement and the abandonment of the Merger pursuant to this
Article VIII, no party to this Agreement shall have any liability or further obligation to any other party hereunder except (a) as set forth in Section 6.12, this Section 8.02, Section 8.03 and Article IX and (b) that termination will not relieve a breaching party from liability for any willful breach of this Agreement giving rise to such termination.

          8.03 Fee.

          (a) Upon the occurrence of a Fee Event, the Company shall pay the Acquisition Party, and the Acquisition Party shall be entitled to payment of, a fee of US$78 million (the "Fee"). The payment of the Fee shall be made to the Acquisition Party in immediately available funds upon the occurrence of the Fee Event.

          (b) The term "Fee Event" shall mean any of the following events or transactions occurring on or after the date hereof: (i) this Agreement is terminated by the Acquisition Party pursuant to Section 8.01(e) or by the Company pursuant to Section 8.01(f); (ii) this Agreement is terminated by the Acquisition Party pursuant to Section 8.01(b) as a result of a willful breach by the Company and, within 12 months after such termination, the Company or any Subsidiary shall have entered into an agreement to engage in a transaction that constitutes an Acquisition Transaction with any Person or the Company Board shall have recommended that the shareholders of the Company approve or accept any Acquisition Transaction; or (iii) this Agreement is terminated by either the Acquisition Party or the Company pursuant to Section 8.01(c) (provided that no approval or action of a Governmental Authority required to be obtained for the consummation of the Merger shall have been denied by action of such Governmental Authority and such denial did not result from the Company's failure to comply with
     Section 6.01) or 8.01(d)(ii) after a bona fide Acquisition Proposal shall have been made or any Person shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal and, within 12 months thereof, the Company or any Subsidiary shall have entered into an agreement to engage in a transaction that constitutes an

     Acquisition Transaction with any Person or the Company Board shall have recommended that the shareholders of the Company approve or accept any Acquisition Transaction.

     For purposes of this Section 8.03(b), the definitions of Acquisition Transaction and Acquisition Proposal shall be deemed to utilize 50% as opposed to 20% and shall only be deemed to refer to a transaction involving the Company or the Company Lead Insurance Subsidiary, or with respect to assets (including the shares of any Subsidiary), the Company and its Subsidiaries, taken as a whole.

          (c) The Company shall notify the Acquisition Party promptly in writing of the occurrence of any Fee Event.

          (d) If the Company fails to promptly pay when due the amounts that become payable pursuant to this Section 8.03, and, in order to obtain any such payment, the Acquisition Party commences a suit which results in a judgment against the Company for the Fee, the Company shall pay to the Acquisition Party its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on the amount of the Fee at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made.

          8.04 Other Fees.

          (a) (X) In the event that this Agreement is terminated by either the Acquisition Party or the Company pursuant to Section 8.01(d) solely due to the denial by a final non-appealable action of an approval or action required of a Governmental Authority of a European nation (excluding Bermuda, if applicable, and the United Kingdom, a "European Approval") required to be obtained by the Acquisition Party for the consummation of the Merger and the other transactions contemplated by this Agreement (provided that the cause of such denial is not the Company's breach of Section 6.01); or

               (Y) (i) this Agreement is terminated by either the Acquisition Party or the Company pursuant to Section 8.03(c) and (ii) at the time of any such termination all conditions to the consummation of the Merger other than Section 7.01(b) and Section 7.01(c)(A) shall have been satisfied or waived (or were capable of being satisfied had the Effective Time occurred on the date of such termination) and

               Section 7.01(b) and Section 7.01(c)(A) shall not have been satisfied solely as a result of (x) the failure to obtain a European Approval (provided that the cause of such failure is not the Company's breach of Section 6.01) or (y) an injunction issued by a Governmental Authority of a European nation (excluding Bermuda, if applicable, and the United Kingdom) (provided that the cause of such injunction is not a breach by the Company of this Agreement), then the Acquisition Party shall promptly pay, but in no event later than the date of such termination, the Company a fee of $7.5 million (the "Other Fee"), payable by wire transfer of same day funds.

          (b) If the Acquisition Party fails to promptly pay when due the amounts that become payable pursuant to this Section 8.04, and, in order to obtain any such payment, the Company commences a suit which results in a judgment against the Acquisition Party for the Fee, the Acquisition Party shall pay to the Company its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on the amount of the Other Fee at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made.

                                   ARTICLE IX

                                  Miscellaneous

          9.01 Survival. No representations, warranties, agreements and covenants contained in this Agreement shall survive the Effective Time (other than Section 6.09 and this Article IX which shall survive the Effective Time) or the termination of this Agreement if this Agreement is terminated prior to the Effective Time (other than Sections 6.05(b), 8.02, 8.03, 8.04 and this Article IX which shall survive such termination).

          9.02 Waiver; Amendment. Prior to the Effective Time, any provision of this Agreement may be (a) waived by the party benefitted by the provision (other than the condition set forth in Section 7.02(c), which may not be waived without the consent of WM) or (b) amended or modified at any time, by an agreement in writing between the parties hereto executed in the same manner as this Agreement, except that, after the Company Meeting, this Agreement may not be amended if it would violate the NYBCL.

          9.03 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

          9.04 Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

          9.05 Waiver of Jury Trial. Each party hereto acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this agreement, or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (a) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) each party understands and has considered the implications of this waiver, (c) each party makes this waiver voluntarily, and (d) each party has been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 9.05.

          9.06 Expenses. Except as otherwise set forth herein, all fees and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated, except that the Acquisition Party, on the one hand, and the Company, on the other hand, shall bear and pay one-half of the costs and expenses incurred in connection with the filing, printing and mailing of and the Company Proxy Statement (including SEC filing fees) and soliciting proxies.

          9.07 Notices. All notices, requests and other communications hereunder to a party shall be in writing and shall be deemed given if personally delivered, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to such party at its address set forth below or such other address as such party may specify by notice to the parties hereto.

If to the Company, to:

     Financial Security Assurance Holdings Ltd.
     350 Park Avenue
     New York, New York  10022

     Attention:  Bruce E. Stern, Esq.
     Telephone:  (212) 826-0100
     Facsimile:  (212) 688-3107

With a copy (which shall not constitute notice) to:

     Cravath, Swaine & Moore
     Worldwide Plaza
     825 Eighth Avenue
     New York, New York  10019-7475

     Attention:  Philip A. Gelston, Esq.
     Telephone:  (212) 474-1000
     Facsimile:  (212) 474-3700

If to the Acquisition Party, to:

     Dexia S.A.
     7 a 11 quai Andre Citroen BP-1002
     75 901 Paris Cedex 15

     Attention:  Jean-Paul Gauzes
     Telephone:  331 43 92 81 64
     Facsimile:  331 43 92 81 50

With a copy to:

     Dexia Credit local de France 7 a 11 quai Andre Citroen BP-1002 75 901 Paris Cedex 15

     Attention:  Jean-Paul Gauzes
     Telephone:  331 43 92 81 64
     Facsimile:  331 43 92 81 50


     Dexia Credit local de France, New York Agency
     445 Park Avenue

     New York, New York  10022

     Attention:  Agency Manager
     Telephone:  (212) 515-7000
     Facsimile:  (212) 753-5522

With a copy (which shall not constitute notice) to:

     Sullivan & Cromwell
     125 Broad Street

     New York, New York 10004-2498

     Attention:  Mark J. Menting, Esq.
     Telephone:  (212) 558-4000
     Facsimile:   (212) 558-3588

          9.08 Entire Understanding; No Third Party Beneficiaries. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and thereby and this Agreement supersedes any and all other oral or written agreements heretofore made (other than the Voting Agreements and the Holdings Purchase Agreement). Except for Sections 3.04, 3.05, 6.09 and 9.02, nothing in this Agreement expressed or implied, is intended to confer upon any Person, other than the parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          9.09 Interpretation; Effect. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of, or Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". All references herein to "$" shall be to U.S. dollars.

               *                      *                    *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.

                                        FINANCIAL SECURITY ASSURANCE
                                        HOLDINGS LTD.


                                        By:
                                          ----------------------------------
                                          Name:
                                          Title:


                                        DEXIA S.A.


                                        By:
                                          ----------------------------------
                                          Name:
                                          Title:


                                        PAJY Inc.


                                        By:
                                          ----------------------------------
                                          Name:
                                          Title:

                                                                     EXHIBIT A



                           FORM OF VOTING AGREEMENT

          VOTING AGREEMENT, dated as of March 14, 2000 (this "Agreement"), by and between Dexia S.A. (the "Acquiring Party") and the shareholder of Financial Security Assurance Holdings Ltd. (the "Company") identified as the signatory hereto (the "Shareholder").

          WHEREAS, the Acquiring Party is prepared to enter into an agreement and plan of merger dated as of March 14, 2000 with the Company (the "Merger Agreement") simultaneously with the execution of this Agreement;

          WHEREAS, the Acquiring Party would not enter into the Merger Agreement unless the Shareholder enters into this Agreement;

          WHEREAS, the Shareholder will benefit directly and substantially from the Merger Agreement; and

          WHEREAS, the Shareholder has, after consultation with the Company as to the process (and the results thereof) the Company has undertaken regarding a possible sale of the Company and the nature of the Acquiring Party's proposal, advised the Board of Directors of the Company that it desires that the Company and the Board of Directors accept the Acquiring Party's proposal embodied in the Merger Agreement, terminate any further activities with third parties regarding a sale of the Company and approve and adopt the Merger Agreement and authorize the execution and delivery thereof.

          NOW, THEREFORE, in consideration of the Acquiring Party's entry into the Merger Agreement, the Shareholder agrees with the Acquiring Party as follows:

          1. The Shareholder represents and warrants that (i) it owns (of record and beneficially) and controls, or controls with exclusive power to vote, the number and class of shares of the Company set forth on the signature page hereof (including any shares acquired on the conversion of any other shares, the "Owned Shares") free from any lien, encumbrance or restriction whatsoever and with full power to vote the Owned Shares without the consent or approval of any other person, (ii) this Agreement has been duly authorized, executed and delivered by it and constitutes the legally binding obligation of the Shareholder, enforceable in accordance with its terms, and (iii) the execution, delivery and performance by the Shareholder of this Agreement does not and will not (a) conflict with any provision of its certificate or articles of incorporation or by-laws or any similar corporate document, or any agreement, indenture or instrument to which it is a party or (b) require the consent or approval of any governmental authority having jurisdiction over it or of any third party. For all purposes of this Agreement, Owned Shares shall include any shares of the Company as to which beneficial ownership is acquired after the execution hereof.

          2. The Shareholder represents and warrants that the agreements listed in Appendix I to this Agreement are the only written agreements or arrangements between the Shareholder (or any subsidiary of the Shareholder) and the Company (or any subsidiary of the Company) relating to any capital stock of the Company (or any Subsidiary of the Company) (the "Covered Agreements").

          3. The Shareholder irrevocably and unconditionally agrees that it will (a) vote all of the Owned Shares in favor of the Merger Agreement and the merger provided for therein (the "Merger") at any meeting or meetings of the Company's shareholders called to vote upon the Merger Agreement and the Merger and (b) will not vote such shares (or otherwise provide a proxy, consent, voting agreement or similar arrangement with respect thereto) in favor of any other Acquisition Proposal as defined below, provided that, in the case of each of clauses (a) and (b), the terms of the Merger Agreement shall not have been amended in a manner that adversely affects the Shareholder in a material way (with a change in the amount of the merger consideration being material).

          4. The Shareholder agrees that it will not (a) directly or indirectly, sell, transfer, pledge, assign or otherwise dispose of (other than by exercising any conversion right), or enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any of the Owned Shares, unless it receives (i) a proxy, in form and substance substantially similar to the provisions of Section 3 hereof, irrevocable so long as this Agreement is effective, to vote or not to vote such Owned Shares as provided in Section 3 of this Agreement, and the Shareholder will so vote or not vote such Owned Shares and (ii) an agreement identical in all material respects to this Agreement executed by the buyer of the Owned Shares the subject thereof; (b) exercise any appraisal rights available to such Shareholder pursuant to
Section 910 of the New York Business Corporation Law in connection with the Merger; and (c) take any action or omit to take any action which would prohibit, prevent or preclude Shareholder from performing its obligations under this Agreement.

          5. The Shareholder agrees, at the request of the Acquiring Party,
(i) to terminate, or cause the termination of, any or all Covered Agreements (other than the rights of the holders of any shares of preferred stock under the Company's certificate of incorporation) designated by the Acquiring Party immediately prior to, and subject to, the effectiveness of the Merger and (ii) to execute, or cause the execution of, any other documents or instruments necessary to effect the foregoing termination. In addition, effective upon consummation of the Merger, the Shareholder, for itself and on behalf of any subsidiary, hereby releases the Company and any of its subsidiaries from any obligations they may have under any Covered Agreement and any claims the Shareholder or any of its subsidiaries may have with respect to the Covered Agreements.

          6. The Shareholder agrees to take all reasonable actions and make such reasonable efforts to consummate the Merger and effect the other transactions contemplated by the Merger Agreement, provided that the terms of the Merger Agreement shall not have been amended in a manner that adversely affects the Shareholder in a material way (with a change in the amount of the merger consideration being material).

          7. The Shareholder agrees to waive any pre-emptive right that it may have with respect to capital stock of the Company pursuant to any of the transactions contemplated by the Merger Agreement or any voting agreement similar to this Agreement and consents to the transactions contemplated hereby and thereby.

          8. The Shareholder shall not, nor shall it permit any of its subsidiaries to, nor shall it permit any of its or its Subsidiaries' directors or officers to, and shall use its commercially reasonable efforts to cause its employees, agents and representatives (including, without limitation, any investment banker, financial advisor, attorney or accountant retained by it or any of its subsidiaries or affiliates) not to (i) solicit, initiate or encourage (including by way of furnishing information), or knowingly take any other action designed to facilitate, the making of any proposal which constitutes an Acquisition Proposal (as defined in the Merger Agreement) or
(ii) participate in any discussions or negotiations (including by way of furnishing information) regarding any Acquisition Proposal; provided, however, that this Section 8 shall not be deemed to prohibit any person acting in such person's capacity as a director or officer of the Company from engaging in any such activities to the extent the Company may so engage without violating the Merger Agreement.

          9. The Shareholder agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by it in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Acquiring Party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the Shareholder to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which it is entitled at law or in equity and that the Shareholder waives the posting of any bond or security in connection with any proceeding related thereto.

          10. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original. This Agreement shall become effective when one counterpart signature page has been signed by each party hereto and delivered to the other party (which delivery may be by facsimile).

          11. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as it is enforceable.

          12. The Shareholder agrees to execute and deliver all such further documents, certificates and instruments and take all such further reasonable action as may be necessary or appropriate, in order to consummate the transactions contemplated hereby.

          13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to principles of conflict of laws), except to the extent that the Federal laws of the United States govern the matters set forth herein.

          14. To the extent that the Shareholder is ultimately controlled by another entity, such entity is identified below and, by its duly authorized execution and delivery of this Agreement in the space provided for below, hereby agrees (a) to be bound by this Agreement as if it were the Shareholder and (b) to cause the Shareholder to perform its obligations hereunder.

          15. The Shareholder agrees not to exercise any registration rights or similar rights regarding the Company's shares.

          16. This Agreement shall terminate upon the earlier to occur of (a) the date of termination of the Merger Agreement and (b) the effective time of the Merger, provided that termination shall not relieve a breaching party of liability for any breach prior to the termination.

          17. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                  DEXIA S.A.



                                  By:___________________________
                                     Name:
                                     Title:



                                   [PARENT]



                                  By:___________________________


                                     Name:
                                     Title:



                                 [SUBSIDIARY]


                                  By:___________________________
                                     Name:
                                     Title:


Number of "Owned Shares" of Common Stock of the Company:

Number of "Owned Shares" of Preferred Stock of the Company:

                                                                     EXHIBIT B


                         FORM OF EMPLOYMENT AGREEMENT

          AGREEMENT, dated as of March 14, 2000 by and between Financial Security Assurance Holdings Ltd., a New York corporation ("Company"), and ___________ ("Employee").

          WHEREAS, Dexia S.A. ("Dexia") and Company are entering into an Agreement and Plan of Merger dated as of March 14, 2000 (the "Merger Agreement"), whereby Company will become a wholly-owned subsidiary of Dexia; and

          WHEREAS, Company desires to employ Employee and Employee is willing to serve as an employee of Company, subject to the terms and conditions of this Agreement;

          NOW, THEREFORE, IN CONSIDERATION OF the mutual covenants herein contained, and other good and valuable consideration, the parties hereto agree as follows:

          1. Employment.

          Company hereby employs Employee, and Employee agrees to serve as an employee of Company, on the terms and conditions set forth in this Agreement.

          2. Term.

          Employee's employment shall commence at the Effective Time (as defined in the Merger Agreement) and end on the fourth anniversary of the Effective Time (the "Term").

          3. Duties During Employment.

          During Employee's employment with Company, Employee shall serve as [current title] of Company and shall have such duties and responsibilities as are assigned to him by the Board of Directors of Company (the "Board") and as are consistent with the magnitude and scope of his duties and responsibilities as of the Effective Time. The Employee shall report directly to the [Board ] [Chairman and Chief Executive Officer of Company].

          Employee shall devote Employee's full business time and attention and best efforts to the affairs of Company during his period of employment, provided, however, that Employee may continue to engage in other activities, such as activities involving professional, charitable, educational, religious and similar types of organizations, speaking engagements, membership on the board of directors of such other organizations, provided that such activities do not interfere with the performance of his duties for Company.

          4. Current Cash Compensation.

          (a) Base Salary.

          As compensation for his services hereunder, Company will pay to Employee during the period of his employment a base salary at the annual rate in effect immediately prior to the Effective Time, payable in accordance with Company's payroll practices for senior executives. Company shall review the base salary bi-annually (with the next review to take place January 2001) and in light of such review may, in the discretion of the Board (but shall not be obligated to), increase such base salary taking into account any change in Employee's then responsibilities, performance by Employee, and other pertinent factors.

          (b) Annual Bonus. Company shall maintain a bonus pool (the "Bonus Pool") for the benefit of Company employees equal to seven percent (7%) of the after-tax growth in adjusted book value, excluding realized and unrealized gains/losses on investments and including a return on equity ("ROE") modifier that is consistent with the Company's practice as of the date hereof. The Company shall also maintain a reserve bonus pool (the "Reserve Pool") made up of previously earned but undistributed Bonus Pool allocations from prior years, equal to approximately $7 million, which shall be distributable at the discretion of the management of the Company in consultation with Dexia. Employee shall receive an annual cash bonus equal to at least [ %] of each of the

Bonus Pool and the Reserve Pool, if applicable. An additional 2.9% of the Bonus Pool and Reserve Pool, if applicable, shall be allocated among Employee, Mr.[ ]and Mr. [ ] as determined by Company's Human Resources Committee; provided, however, that such percentage shall be reduced to (i) 1.75% in the event Mr. [ ] is no longer employed by the Company and (ii) 2.02% in the event either Mr. [ ] or Mr. [ ]is no longer employed by Company. It should be noted that the above described percentages are minimum percentages and that it is anticipated that the actual percentages of each of the Bonus Pool and Reserve Pool to be allocated among Employee, Mr. [ ] and Mr.[ ]will be in the range of 17% to 20%, based on each employee's individual performance and the performance of Company.

          (c) Performance Shares. In each calendar year in the Term, beginning in 2001, Employee shall receive an annual Performance Share grant under the Company's 1993 Equity Participation Plan (the "Performance Share Plan"), as presently in effect or as may be modified or added to by Company from time to time, equal to no less than 50% of such Employee's 2000 Performance Share grant. Such awards shall comply with the terms of the compensation program included in the post-transaction compensation program prepared by Johnson Associates, Inc. included in the Merger Agreement, except as provided herein. Except as provided herein, such Performance Shares shall vest according to the terms of the Performance Share Plan.

          5. Other Employee Benefits. In addition to the cash compensation provided for in Section 4 hereof, Employee, subject to meeting eligibility provisions thereof, shall be entitled to participate in Company's employee benefit plans, as presently in effect or as they may be modified or added to by Company from time to time to the same extent as are otherwise enjoyed by the senior executives of Company, which shall not be reduced in any material respect from plans in existence as of the Effective Time. In addition, Employee shall be required to continue the deferral of outstanding equity bonus balances into alternative investments under the Company's Deferred Compensation Plan [for Mr. [ ] and Mr. []].

          6. Termination.

          (a) Termination by Company Without Cause;

          Termination by Employee for Good Reason.

                           (i) During the Term. If, during the Term, Company should terminate Employee's employment without Cause (as defined below), or if Employee should terminate his employment for Good Reason (as defined below), Company shall pay to Employee an amount equal to two times the sum of (A) Employee's annual base salary at the rate in effect immediately prior to the date of termination and
         (B) the average annual bonus payable to Employee for the two (2) years immediately prior to the year during which termination occurred (the "Severance Payment"). The Severance Payment, which shall be in lieu of any amount payable to Employee under the Company's Severance Policy for Senior Management, shall be payable in monthly installments over the Restricted Period (as defined in Section 7(b) below). Notwithstanding any provision of the Performance Share Plan to the contrary, in the event the Employee's employment is terminated pursuant to this Section 6(a)(i), (x) all Performance Shares then outstanding shall vest pro rata in proportion to the percentage of the performance cycle for such Performance Shares during which Employee was employed by Company, (y) Employee shall vest in two-thirds of such Performance Shares that are then outstanding which have not vested pursuant to clause (x), and (z) Employee shall be deemed to have been awarded and to have vested in two-thirds of the minimum annual Performance Share grant(s) provided for in Section 4(c) to which he is otherwise entitled and for which a Performance Share grant has not otherwise been made. Employee shall receive a cash payment with respect to all such Performance Shares valued pursuant to the valuation mechanism provided in the Performance Share Plan (which provides a mechanism for determining the number of Performance Shares and the price per share) as applicable to Performance Shares outstanding at the Effective Time and Performance Shares granted subsequent to the Effective Time, respectively. If the performance cycle includes at least one completed year, the payout for each such completed year shall be based on the actual results for the completed year(s) and 100% will be used for uncompleted years; or if the performance cycle does not include any completed years, 100% payout. The value which is obtained by multiplying the number of Performance Shares determined under (x), (y) and (z) above by, the applicable share price determined under the valuation mechanism in the Performance Share Plan at the time of the termination will be increased with interest at 8% per year, compounded semi-annually, from the date of termination to the date of payment. Such cash payment shall be made within five (5) days after the end of the Restricted Period (as defined in Section 7(b)). Such cash payment shall be forfeited in the event Employee breaches his obligations under Section 7(b) and
          (c) of this Agreement.

                           (ii) After the Term. If, at any time after the Term, Company should terminate Employee's employment without Cause, or if Employee should terminate his employment for Good Reason, Company shall pay to Employee the Severance Payment, which shall be in lieu of any amount payable to Employee under the Company's Severance Policy for Senior Management, payable in a lump sum within five (5) days of termination. Notwithstanding any provision of the Performance Share Plan to the contrary, in the event Employee's employment is terminated pursuant to this Section 6(a)(ii), (A) all Performance Shares granted during the Term shall vest pro rata in proportion to the percentage of the performance cycle for such Performance Shares during which Employee was employed by Company and (B) Employee shall vest in two-thirds of the Performance Shares granted during the Term which have not vested pursuant to clause (A). All Performance Shares granted after the Term shall be treated according to the terms of the Performance Share Plan as then in effect. Within five (5) days of a termination pursuant to this Section 6(a)(ii), Employee shall receive a lump sum cash payment with respect to all such Performance Shares at a value of such shares multiplied by the applicable share price determined under the valuation mechanism in the Performance Share Plan.

          "Cause" shall mean (i) conviction or plea of nolo contendere (or similar plea) in a criminal proceeding for commission of a misdemeanor or a felony that is materially injurious to the Company; (ii) willful and continued failure by Employee to perform substantially his duties with Company (other than any such failure resulting from incapacity due to physical or mental illness) after a demand for substantial performance is delivered to Employee by Company which specifically identifies the manner in which Company believes Employee has not substantially performed his duties; or (iii) Employee engages in willful misconduct in carrying out his duties with Company which is directly and materially harmful to the business or reputation of Company. Employee shall not be terminated for Cause unless he is provided with notice stating in reasonable detail the alleged misconduct and if such misconduct is reasonably susceptible to cure, he is allowed a period of time (not less than ten (10) days) to cure the misconduct; and a resolution is adopted by the Board at a scheduled meeting at which Employee shall be entitled to attend and speak to the Board.

          "Good Reason" shall mean, without Cause: (i) a diminution of any of Employee's significant duties or responsibilities; (ii) breach by the Company of its obligations hereunder; (iii) Company's requiring Employee to be based at an office that is greater than twenty-five (25) miles from the location of Employee's office as of the Effective Time; or (iv) after the Term and prior to January 1, 2008, a material adverse change in Employee's total compensation as in effect at the Effective Time. Notwith standing the foregoing, Employee shall not be deemed to have terminated his employment for Good Reason unless he gives 60 days' prior written notice to Companystating in reasonable detail the basis upon which "Good Reason" is asserted, such notice is given within 120 days of the later of the occurrence of the event or the date Employee knows or should have known of the event which would otherwise constitute Good Reason and, if such failure or breach is reasonably susceptible to cure, Company does not effect a cure within such 60-day period.

               (b) Termination by Company for Cause; Termination by Employee without Good Reason.

                    (i) During the Term. If, during the Term, Company should
               terminate Employee's employment for Cause or Employee should terminate his employment without Good Reason, Employee will be entitled only to be paid the pro-rata annual base salary otherwise payable to Employee under paragraph (a) of Section 4 through the date of termination. All Performance Shares that are unvested on the date of termination shall be forfeited.

                    (ii) After the Term. If, after the Term, Company should
               terminate Employee's employment for Cause or Employee should terminate his employment without Good Reason, Employee will be entitled to be paid the pro-rata annual base salary otherwise payable to Employee under paragraph (a) of Section 4 through the date of termination and a pro-rata annual bonus through the date of termination. Notwithstanding any provision of the Performance Share Plan to the contrary, in the event Employee's employment is terminated pursuant to this Section 6(b)(ii), all outstanding Performance Shares granted during the

               Term shall vest pro rata in proportion to the percentage of the performance cycle for such Performance Shares during which Employee was employed by Company. All Performance Shares granted after the Term shall be treated according to the terms of the Performance Share Plan then in effect. Within five (5) days of a termination pursuant to this Section 6(b)(ii), Employee shall receive a lump sum cash payment with respect to all such Performance Shares at a value of such shares multiplied by the applicable share price determined under the valuation mechanism in the Performance Share Plan.

          (c) Additional Payments. If applicable, Employee shall be eligible to receive the additional payments set forth on Annex A.

          (d) No Disparaging Statements.

          In the event of termination of Employee's employment for any reason by Company or Employee, Employee will not at any time publicly denigrate, ridicule or intentionally criticize Company or any of its affiliates including, without limitation, by way of news interviews, or the expression of personal views, opinions or judgments to the news media. Similarly, neither Company nor any of its affiliates will publicly denigrate, ridicule or intentionally criticize Employee.

          7. Restrictive Covenants.

          (a) Confidential Information.

          Employee agrees to keep secret and retain in the strictest confidence all confidential matters which relate to Company or any affiliate of Company, including, without limitation, customer lists, client lists, trade secrets, pricing policies and other nonpublic business affairs of Company and any affiliate of Company learned by him from Company or any such affiliate or otherwise before or after the date of this Agreement, and not to disclose any such confidential matter to anyone outside Company or any of its affiliates, whether during or after his period of service with Company, except as may be required by a court of law, by any governmental agency having supervisory authority over the business of Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order him to divulge, disclose or make accessible such information. Employee agrees to give Company advance written notice of any disclosure pursuant to the preceding sentence and to cooperate at the Company's expense with any efforts by Company to limit the extent of such disclosure. Upon request by Company, Employee agrees to deliver promptly to Company upon termination of his services for Company, or at any time thereafter as Company may request, all Company or affiliate memoranda, notes, records, reports, manuals, drawings, designs, computer files in any media and other documents (and all copies thereof) relating to Company's or any affiliate's business and all property of Company or any affiliate associated therewith, which he may then possess or have under his control, other than personal notes, diaries, rolodexes and correspondence.

          (b) Covenant Not to Compete.

          During the term of this Agreement and for the remainder of the Term, upon a termination of Employee's employment for any reason (the "Restricted Period"), Employee shall not directly or indirectly, own, manage, operate, join, control, or participate in the ownership, management, operation or control of, or be employed by or connected in any manner with, any competing business, whether for compensation or otherwise, without the prior written consent of Company (excluding less than 5% stakes in public vehicles). For the purposes of this Agreement, a "competing business" shall be any financial services business which is a significant competitor of Company or its affiliates. Should Employee, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed by or connected in any manner with, any competing business, all payments under this Agreement shall cease.

          (c) Covenant Not to Solicit Company Clients or Employees.

          During the term of this Agreement, and for the Restricted Period, Employee shall not, in any manner, directly or indirectly, (i) raid or solicit any client or prospective client of Company or its affiliates to whom Employee provided services, or for whom Employee transacted business, or whose identity became known to Employee in connection with Employee's employment with Company, to transact business with a competing business or reduce or refrain from doing any business with Company or its affiliates or (ii) interfere with or damage (or attempt to interfere with or damage) any relationship between Company or its affiliates and any such client or prospective client. During the term of this Agreement, and for the Restricted Period, Employee further agrees that Employee shall not, in any manner, directly or indirectly, solicit any person who is an employee of Company or its affiliates to apply for or accept employment with any competing business. The term "solicit" as used in this Agreement means any communication of any kind whatsoever, regardless of by whom initiated, inviting, encouraging or requesting any person or entity to take or refrain from taking any action.

          (d) Employee agrees that during his employment and thereafter Employee shall be available to Company and Parent and shall assist Company and Parent in connection with any litigation brought by or against Company or its affiliates and Parent relating to the period during which Employee was employed by Company; provided, however, that all costs and expenses in connection with the foregoing shall be borne by Company and/or Parent and advanced to the Employee.

          (e) The provisions of this Section 7 shall survive the termination or expiration of this Agreement in accordance with the terms hereof. It is the intention of the parties hereto that the restrictions contained in this
Section 7 be enforceable to the fullest extent permitted by law. Therefore, to the extent any court of competent jurisdiction shall determine that any portion of the foregoing restrictions is excessive, such provision shall not be entirely void, but rather shall be limited or revised only to the extent necessary to make it enforceable.

          8. Remedy.

          Should Employee engage in or perform, either directly or indirectly, any of the acts prohibited by Section 7 hereof, it is agreed that Company shall be entitled to full injunctive relief, to be issued by any competent court of equity, enjoining and restraining Employee and each and every other person, firm, organization, association, or corporation concerned therein, from the continuance of such violative acts. The foregoing remedy available to Company shall not be deemed to limit or prevent the exercise by Company of any or all further rights and remedies which may be available to Company hereunder or at law or in equity.

          9. Prior Notice to Prospective Employer.

          Prior to accepting employment with any other person or entity during Employee's employment or the Restricted Period, Employee shall provide such prospective employer with written notice of the provisions of this Agreement.

          10. Arbitration.

          If a dispute arises between the parties respecting the terms of this Agreement or Employee's employment by Company, such dispute shall be settled only by binding arbitration in New York, New York, in accordance with the commercial arbitration rules of the American Arbitration Association. Company will pay the costs of arbitration and reasonable legal fees, provided that the claim is determined not to be frivolous.

          11. Directors' and Officers' Insurance.

          During the Employee's employment, Company shall maintain directors' and officers' liability insurance covering Employee, which contains at least the same coverage and amounts and contains terms and conditions no less advantageous than that coverage provided by Company as of the Effective Time.

          12. Governing Law.

          This Agreement is governed by and is to be construed and enforced in accordance with the laws of the State of New York, without reference to principles relating to conflict of laws. If under such law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation or ordinance, such portion shall be deemed to be modified or altered to conform thereto or, if that is not possible, to be omitted from this Agreement; the invalidity of any such portion shall not affect the force, effect and validity of the remaining portion hereof.

          13. Notices.

          All notices under this Agreement shall be in writing and shall be deemed effective when delivered in person, or five (5) days after deposit thereof in the U.S. mails, postage prepaid, for delivery as registered or certified mail, addressed to the respective party at the address set forth below or to such other address as may hereafter be designated by like notice. Unless otherwise notified as set forth above, notice shall be sent to each party as follows:

          (a) Employee, to:

          [Name and Address]

          (b) Company, to:

          [Address]

          Attention: [ ]

          In lieu of personal notice or notice by deposit in the U.S. mail, a party may give notice by confirmed telegram, telex or fax, which shall be effective upon receipt.

          14. Entire Agreement.

          This Agreement constitutes the entire understanding between Company and Employee relating to the terms of employment of Employee by Company and supersedes and cancels all prior written and oral agreements and understandings with respect to the subject matter of this Agreement. This Agreement may be amended but only by a subsequent written agreement of the parties. This Agreement shall be binding upon and shall inure to the benefit of Employee, Employee's heirs, executors, administrators and beneficiaries, and Company and its successors.

          15. Successors.

          This Agreement is personal to Employee and without the prior written consent of Company shall not be assignable by Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Employee's legal representatives. This Agreement shall inure to the benefit of and be binding upon Company and its successors and assigns.

          16. Withholding Taxes.

          All amounts payable to Employee under this Agreement shall be subject to applicable withholding of income, wage and other taxes.

          17. Waiver of Breach.

          The waiver by either party of a breach of any term of this Agreement shall not operate nor be construed as a waiver of any subsequent breach thereof. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

          18. Survivorship.

          The respective rights and obligations of the parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

                                                                     EXHIBIT B


          19. Severability.

          If any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          20. Headings.

          The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

          21. Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the year and day first above written.






                                   By: ______________________________________



                                      _______________________________________
                                               [Name of Employee]

                                                                       ANNEX A



                             Additional Payments




          (a) Except as set forth below, in the event it shall be determined that any payment or distribution by Company to or for the benefit of Employee (whether paid or payable or distributed or distributable pursuant to the terms of the Agreement or otherwise, but determined without regard to any additional payments required under this Annex A) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") or any interest or penalties are incurred by Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

          (b) Subject to the provisions of paragraph (c), all determinations required to be made under this Annex A, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Company's independent auditors or such other certified public accounting firm reasonably acceptable to Employee as may be designated by Company (the "Accounting Firm") which shall provide detailed supporting calculations both to Company and Employee within 15 business days of the receipt of notice from Employee that there has been a Payment, or such earlier time as is requested by Company. All fees and expenses of the Accounting Firm shall be borne solely by Company. Any Gross-Up Payment, as determined pursuant to this Annex A, shall be paid by Company to Employee not later than the due date for the payment of any Excise Tax. Any determination by the Accounting Firm shall be binding upon Company and Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that Company exhausts its remedies pursuant to paragraph (c) and Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by Company to or for the benefit of Employee. In the event the amount of the Gross-up Payment exceeds the amount necessary to reimburse Employee for the Excise Tax (the "Overpayment"), the Accounting Firm shall determine the amount of the Overpayment that has been made and any such Overpayment shall be promptly paid by Employee (to the extent Employee has received a refund if the applicable Excise Tax has been paid to the Internal Revenue Service) to or for the benefit of the Company. Employee shall cooperate, to the extent expenses are reimbursed by the Company, with any reasonable requests by the Company in connection with any contests or disputes with the Internal Revenue Service in connection with the Excise Tax.

                                                                     EXHIBIT C


==============================================================================


                    STOCK PURCHASE AND INDEMNITY AGREEMENT

                                 by and among

                    WHITE MOUNTAINS INSURANCE GROUP, LTD.,

                    WHITE MOUNTAINS HOLDINGS (BARBADOS) SRL

                                      and

                                  DEXIA S.A.

                                      for

                    all of the outstanding capital stock of

                        WHITE MOUNTAINS HOLDINGS, INC.

                                      and

          indirectly for certain of the outstanding capital stock of

                  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                  dated as of

                                March 14, 2000

                               TABLE OF CONTENTS

                                                                          Page

                                   ARTICLE I

                              CERTAIN DEFINITIONS

SECTION 1.1  Certain Definitions..............................................1
SECTION 1.2  Merger Agreement Definitions.....................................4


                                  ARTICLE II

                          SALE AND PURCHASE OF SHARES

SECTION 2.1  Sale and Purchase of Holdings Shares.............................4
SECTION 2.2  Purchase Price...................................................4
SECTION 2.3  Payment of Purchase Price, Holdback Amount and Repurchase Shares.4
SECTION 2.4  Closing..........................................................7
SECTION 2.5  Substitute Buyer.................................................7


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                                  OF SELLERS

SECTION 3.1  Organization and Good Standing...................................7
SECTION 3.2  Capitalization and Ownership of Shares.......................... 8
SECTION 3.3  Authority....................................................... 9
SECTION 3.4  Consents and Approvals.......................................... 9
SECTION 3.5  No Violations...................................................10
SECTION 3.6  Financial Statements, Financial Reports, SEC Documents and SAP
               Statements....................................................10
SECTION 3.7  Absence of Certain Changes and Events...........................11
SECTION 3.8  Assets and Liabilities .........................................11
SECTION 3.9  Taxes...........................................................12
SECTION 3.10 Employee Benefits; ERISA........................................13
SECTION 3.11 Contracts.......................................................13
SECTION 3.12 Business of Services and Runoff.................................13
SECTION 3.13 Holdings Activities.............................................13

                                                                          Page

                                  ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF DEXIA

SECTION 4.1  Organization and Good Standing..................................14
SECTION 4.2  Corporate Authority    .........................................14
SECTION 4.3  Consents and Approvals; No Violations...........................14
SECTION 4.4  Securities Act         .........................................15


                                   ARTICLE V

                                   COVENANTS

 SECTION 5.1 LLC Transactions................................................15
SECTION 5.2  No Sale.........................................................15
SECTION 5.3  Reasonable Best Efforts.........................................15
SECTION 5.4  Press Releases..................................................15
SECTION 5.5  Access; Information; Confidentiality............................16
SECTION 5.6  Tax Matters.....................................................16

                                  ARTICLE VI

                             CONDITIONS TO CLOSING

SECTION 6.1  Conditions to Obligations of Dexia..............................17
SECTION 6.2  Conditions to Obligations of Sellers............................19
SECTION 6.3  Conditions to Obligations of Sellers and Dexia..................19


                                  ARTICLE VII

                                  TERMINATION

SECTION 7.1  Termination ....................................................19


                                 ARTICLE VIII

                                INDEMNIFICATION

SECTION 8.1  Indemnification and Reimbursement by Sellers....................19
SECTION 8.2  No Expiration of Indemnification.  The right....................20
SECTION 8.3  Computation of Losses Subject to Indemnification................21
SECTION 8.4  Notice and Payment of Claims....................................21
SECTION 8.5  Procedure for Conduct of Third Party Claims.....................21

                                  ARTICLE IX

                                MISCELLANEOUS

SECTION 9.1  Waiver; Amendment................................................22
SECTION 9.2  Counterparts.....................................................22
SECTION 9.3  Governing Law....................................................22
SECTION 9.4  Waiver of Jury Trial.............................................22
SECTION 9.5  Notices..........................................................23
SECTION 9.6  Entire Understanding; No Third Party Beneficiaries...............24
SECTION 9.7  Expenses.........................................................24
SECTION 9.8  Specific Performance.  ..........................................24
SECTION 9.9  Purpose..........................................................25
SECTION 9.10  Interpretation; Effect..........................................25
SECTION 9.11 Certain Events...................................................25

          STOCK PURCHASE AND INDEMNITY AGREEMENT (the "Agreement"), dated as of March 14, 2000, by and among WHITE MOUNTAINS INSURANCE GROUP, LTD., a corporation organized under the laws of Bermuda ("White Mountains"), WHITE MOUNTAINS HOLDINGS (BARBADOS) SRL, a society with restricted liability organized under the laws of Barbados ("Sub 1") (each a "Seller" and, collectively, the "Sellers"), and DEXIA S.A., a corporation organized under the laws of Belgium ("Dexia") (each a "Party" and, collectively, the "Parties").

          IN CONSIDERATION of the respective representations, warranties, covenants, agreements, undertakings and obligations set forth herein, and intending to be legally bound hereby, the Parties hereto agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

          SECTION 1.1 Certain Definitions. The following terms are used in this Agreement with the meanings set forth below and other terms are later defined:

          "Berkshire Hathaway Stock" has the meaning given to it in Section 2.3(c).

          "Effective Date" has the meaning given to it in the Merger
Agreement.

          "Effective Time" has the meaning given to it in the Merger
Agreement.

          "FSA" means Financial Security Assurance Holdings Ltd., a New York corporation.

          "FSA Common Stock" has the meaning given to it in the definition of FSA Shares.

          "FSA Shares" means 6,020,807 of issued and outstanding shares of common stock of FSA, par value $0.01 per share (the "FSA Common Stock"), and 2,000,000 of issued and outstanding shares of Series A Convertible Redeemable Preferred Stock of FSA, par value $0.01 per share (the "FSA Preferred Stock"), subject in each case to adjustment to reflect the conversion of any shares of FSA Preferred Stock into shares of FSA Common Stock. Any shares received pursuant to such conversion shall be FSA Shares.

          "FSA Preferred Stock" has the meaning given to it in the definition of FSA Shares.

          "Governmental Authorization" means any approval, franchise, certificates of authority, order, consent, judgment, decree, license, permit, waiver or other authorization issued, granted given or otherwise made available under the authority of any Governmental Entity (as defined in Section 3.4) or pursuant to any Law (as defined in Section 3.2(d)).

          "Holdings" means White Mountains Holdings, Inc, a Delaware corporation, all of the issued and capital stock of which comprises the Holdings Shares.

          "Holdings Shares" means all of the issued and outstanding shares of capital stock of Holdings, comprising common stock, par value $1.00 per share.

          "LLC Transactions" means (1) the contribution by Sub 1 to Holdings of the Services Shares, (2) pursuant to Section 266 of the Delaware General Corporation Law, the conversion of Services into a Delaware limited liability company, (3) the distribution by Services to Holdings (the sole member of Services) of the FSA Shares and (4) the transfer by Holdings to a wholly owned subsidiary of White Mountains that is not owned, directly or indirectly, by Holdings of all the membership interests in Services.

          "Majority Services Shares" means all of the issued and outstanding shares of common stock of Services, par value $0.01 per share, owned by Holdings as at the date of this Agreement, which shares comprise all of the issued and outstanding shares of capital stock of Services (except for the Services Shares).

          "Material Adverse Effect" means, with respect to White Mountains, Sub 1, Services or Holdings, as the case may be, any effect that (a) is material and adverse to the financial position, results of operations (if any) or business of White Mountains and its Subsidiaries taken as a whole, or (b) would materially impair the ability of White Mountains or Sub 1 to perform its obligations under this Agreement or the ability of White Mountains, Sub 1, Services or Holdings to consummate the transactions contemplated herein.

          "Merger" has the meaning given to it in the Merger Agreement.

          "Merger Agreement" means the Agreement and Plan of Merger, dated as of March 14, 2000 by and among Dexia S.A., PAJY, Inc. and FSA, as it may be amended from time to time.

          "Merger Consideration" has the meaning given to it in the Merger Agreement.

          "Person" shall mean any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, Governmental Entity (as defined in Section 3.4), joint venture, estate, trust, association, organization or other entity of any kind or nature.

          "Pre-Closing Balance Sheet" means a balance sheet of Services dated as of the last day of the month of the month immediately preceding the month in which the Closing occurs prepared in accordance with U.S. generally accepted accounting principles.

          "Pre-Closing Tax Period" means any taxable year or period that ends on or before the Effective Date and, with respect to any taxable year or period beginning before and ending after the Effective Date, the portion of such taxable year or period ending on and including the Effective Date. For this purpose, the Taxes of Holdings for the portion of the taxable year or period ending on, and for the portion of a taxable year or period beginning after, the Effective Date shall be determined by assuming that Holdings had a taxable year or period which ended at the close of the Effective Date, except that exemptions, allowances or deductions that are calculated on an annual basis (such as the deduction for depreciation) shall be apportioned on a time basis.

          "Quarter Date" shall mean each successive three month anniversary date of the Effective Date occurring after the thirteenth month after the Effective Date and prior to the eight and a half year anniversary of the Effective Date.

          "Related Person" means, with respect to any Person, (a) any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person, (b) each Person that serves as a director, officer, partner, executor, trustee or agent of such Person (or in any other similar capacity), or (c) any Person with respect to which such Person serves as a general partner or trustee (or in any other similar capacity).

          "Representatives" means, with regard to any Person, such Person's directors, officers, employees, legal or financial advisors or any representatives of such legal or financial advisors.

          "Repurchase Securities" means all Repurchase Shares, all U.S. treasury obligations sold to Dexia by Sub 1 pursuant to Section 2.3 hereof and any securities obtained by Dexia pursuant to Section 2.3 hereof.

          "Repurchase Shares" shall mean all shares of Berkshire Hathaway Stock sold to Dexia by Sub 1 pursuant to Section 2.3 hereof (whether pursuant to Section 2.3(c)(i) or 2.3(c)(vii)).

          "Security Purchase Price" shall mean as of any date (i) with respect to shares of Berkshire Hathaway Stock (A) purchased and sold pursuant to
Section 2.3(c)(i), the "Original Price Per Share" (as defined in Section 2.3(c)(i)), and (B) purchased and sold pursuant to Section 2.3(c)(vii), the "Adjusted Price Per Share" (as defined in Section 2.3(c)(vii)) and (ii) with respect to any U.S. treasury obligations, the principal amount thereof.

          "Semi-Annual Date" shall mean each six month anniversary of the Effective Date.

          "Services" means White Mountains Services Corporation, a Delaware corporation, all of the issued and outstanding capital stock of which comprises common stock.

          "Services Shares" means all of the issued and outstanding shares of common stock of Services, par value $0.01 per share, owned beneficially by White Mountains.

          "Sub 1 Shares" means all of the issued and outstanding common quotas of Sub 1.

          "Subsidiary" has the meaning given to it in Rule 1-02 of Regulation S-X of the Securities and Exchange Commission.

          "Taxes" has the meaning given to it in Section 3.9(n).

          "U.S. dollar" or "$" means the lawful currency of the United States of America.

          SECTION 1.2 Merger Agreement Definitions. Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

                                  ARTICLE II

                          SALE AND PURCHASE OF SHARES

          SECTION 2.1 Sale and Purchase of Holdings Shares.

          (a) Sale and Purchase of Holdings Shares. Upon the terms and subject to the conditions set forth in this Agreement and on the basis of the representations, warranties, covenants, agreements, undertakings and obligations contained herein, immediately prior to the Merger on the Effective Date, White Mountains shall cause Sub 1 to sell to Dexia, and Sub 1 shall sell to Dexia, and Dexia shall purchase from Sub 1, all of the Holdings Shares, free and clear of any and all Liens, for the consideration specified in this
Article II. For purposes of this Agreement, the term "Liens" shall mean any charges, claims, community property interests, covenants, encumbrances, equitable interests, exceptions, liens, mortgages, options, pledges, reservations, rights of first refusal, security interests, statutory liens, warrants, or restrictions of any kind, including any restrictions on voting, transfer, receipt of income, or exercise of any other attribute of ownership.

          SECTION 2.2 Purchase Price.

          (a) Purchase Price for Holdings Shares. The purchase price for the Holdings Shares shall be an amount in cash in U.S. dollars equal to the sum of
(i) the product of (A) the number of shares of FSA Common Stock included in the FSA Shares and being sold hereunder and (B) the per share Merger Consideration and (ii) the product of (A) the number of shares of FSA Preferred Stock included in the FSA Shares and being sold hereunder and (B) the per share Preferred Merger Consideration (as defined in the Merger Agreement) (the "Purchase Price"). The Purchase Price shall be paid in accordance with Section 2.3 hereof.

          SECTION 2.3 Payment of Purchase Price, Holdback Amount and Repurchase Shares.

          (a) On the Effective Date and subject to the terms and conditions set forth in this Agreement, in reliance on the representations, warranties, covenants and agreements of the Parties contained herein and in consideration of the sale, assignment, transfer and delivery of the Holdings Shares to Dexia, Dexia shall pay the Purchase Price (less the Holdback Amount (as defined in Section 2.3(b)(i)) for the Holdings Shares to White Mountains (for Sub 1's account in respect of the Holdings Shares) by wire transfer of immediately available funds to an account or accounts designated by White Mountains.

          (b) Holdback Amount.

               (i) Notwithstanding anything to the contrary contained herein, Dexia shall withhold an amount equal to $50,000,000 plus, if the increase in the liabilities of Services from December 31, 1999 ($42,200,000) to the date of the Pre-Closing Balance Sheet is greater than $2,000,000, an additional amount equal to such increase, from the Purchase Price payable on the Effective Date (as it may be reduced pursuant to Section 2.3, the "Holdback Amount").

               (ii) Except as set forth in Section 2.3(d), on each date on which Sub 1 repurchases Repurchase Securities pursuant to clauses (ii), (iii) and (iv) of Section 2.3(c), Dexia shall pay to Sub 1 an amount equal to the aggregate Security Purchase Price paid for all Repurchase Securities being repurchased on such date less an amount attributable to the Security Purchase Price paid for Repurchase Securities sold by Dexia pursuant to Section 2.3(d) and deemed sold pursuant to Section 2.3(c) and less any reductions in the Holdback Amount pursuant to Section 2.3(d) not previously reduced against such a payment and the Holdback Amount shall be reduced by such amount.

          (c) Security Purchases.

               (i) At the Effective Time, Sub 1 shall sell to Dexia, and Dexia shall purchase for an amount equal to the Holdback Amount from Sub 1, a number of Class A shares of common stock (the "Berkshire Hathaway Stock") of Berkshire Hathaway Inc. ("Berkshire Hathaway"), equal to the Holdback Amount divided by the average closing price per share of Berkshire Hathaway Stock reported on the New York Stock Exchange for the ten trading days ending on and including the second day prior to the Effective Date (the "Original Price Per Share"), and Sub 1 shall, at the Effective Time and to effectuate the foregoing purchase and sale, deliver and transfer to Dexia a certificate or certificates evidencing the Berkshire Hathaway Stock duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, with all signatures guaranteed and with any requisite stock transfer tax stamps properly affixed thereto. Such stock shall not be subject to any restrictions on transfer except as set forth herein.

               (ii) On the thirteenth month anniversary of the Effective Date, Sub 1 shall repurchase from Dexia half the number or amount of Repurchase Securities then held by Dexia for a per security price equal to the Security Purchase Price.

               (iii) On each Quarter Date, Sub 1 shall repurchase from Dexia Repurchase Securities in an amount equal to the quotient of half the number of Repurchase Securities then held by Dexia divided by the number of Quarter Dates then remaining (including the Quarter Date on which such determination is being made) for a per security price equal to the relevant Security Purchase Price as of such date.

               (iv) On the eight and a half year anniversary of the Effective Date, Sub 1 shall repurchase from Dexia all Repurchase Securities then held by Dexia for a per security price equal to the Security Purchase Price in effect on such date.

               (v) On each Semi-Annual Date, if the average closing price of Berkshire Hathaway Stock reported on the New York Stock Exchange for the ten trading days ending on and including the sixth business day prior to such Semi-Annual Date is less than 90% of the Security Purchase Price for any Berkshire Hathaway Stock held by Dexia pursuant to this Agreement, Dexia may, by giving written notice to Sub 1 at least five business days prior to the Semi-Annual Date, require Sub 1 to repurchase all of such shares of Berkshire Hathaway Stock held by Dexia for a price per security equal to the Security Purchase Price in effect with respect thereto.

               (vi) On each Semi-Annual Date, if the average closing price of Berkshire Hathaway Stock reported on the New York Stock Exchange for the ten trading days ending on and including the sixth business day prior to such Semi-Annual Date is greater than 110% of the Security Purchase Price for any Berkshire Hathaway Stock held by Dexia pursuant to this Agreement, then Sub 1 may, by giving written notice to Dexia at least five business days prior to the Semi-Annual Date, require Dexia to sell to Sub 1 all of such shares of Berkshire Hathaway Stock held by Dexia for a price per security equal to the Security Purchase Price then in effect with respect thereto.

               (vii) Simultaneously with any sale and repurchase of Repurchase Shares pursuant to clause (v) or (vi) above or under Section 2.3(e) and in substitution therefor, Sub 1 shall sell to Dexia, and Dexia shall purchase from Sub 1, at Sub 1's discretion, either (i) United States treasury obligations with an aggregate principal value equal to the Holdback Amount as of the date of such sale and repurchase (after giving effect to any reduction thereof on the date of such sale and repurchase) or (ii) a number of shares of Berkshire Hathaway Stock equal to the quotient of the Holdback Amount as of the date of such sale and repurchase (after giving effect to any reduction thereof on the date of such sale and repurchase) divided by the average closing price per share (the "Adjusted Price Per Share") of Berkshire Hathaway Stock reported on the New York Stock Exchange for the ten trading days ending on and including the second day prior to the date of such sale and repurchase.

          (d) Dexia may, at its option, withhold an amount equal to the amount of any unsatisfied claims (whether or not finally determined) made by Dexia against White Mountains or Sub 1, or a Related Person of White Mountains or Sub 1, under this Agreement, from the Holdback Amount on the due date for payment thereof and may satisfy any such claim, in whole or in part as the case may be, from the amount withheld. Additionally, or alternatively, Dexia may, at its option, satisfy any such claim by selling on the date such claim becomes payable that number of Repurchase Securities yielding proceeds (after taxes, commissions and all other related transaction expenses) in an amount closest in equivalent value to the amount of such claim. In such case, the Holdback Amount shall be reduced by the Security Purchase Price of the Repurchase Securities so sold, although for purposes of the repurchase provisions herein payments shall be made by Sub 1 as if it were purchasing the Repurchase Securities so sold, if Dexia so satisfies any such claim, Sub 1 shall have no right or claims, under this Agreement or otherwise, in respect of the sold Repurchase Securities. If Dexia has a substantial reason to believe that there are other similar claims that will be made, Dexia may similarly withhold amounts from the Holdback Amount or sell Repurchase Securities. Notwithstanding the foregoing, there shall be no obligation on Dexia to satisfy any such claims as are referred to in this Section 2.3(d) first from the Holdback Amount or any Repurchase Securities and in no event shall the Holdback Amount or the value of the Repurchase Securities represent a cap on the amount of any such claim. If Dexia withholds any amount pursuant to this Section 2.3(d) and the claim or potential claims which gave rise to such withholding is withdrawn, settled, terminated by final judgment or otherwise determined to be for less than the amount so withheld, Dexia shall promptly pay to Sub 1 an amount equal to the difference between the amount so withheld and the actual final amount of the claim.

          (e) Dexia shall pass through to Sub 1 all interest, dividends and distributions paid on the Repurchase Securities. If an extraordinary distribution or dividend is made on the Repurchase Shares, Dexia may, by giving written notice to

Sub 1 at least five business days prior to the date of payment of such dividend or such distribution, require Sub 1 to repurchase, on the date of payment of such dividend or such distribution, all of the Repurchase Shares then held by Dexia for a price per security equal to the relevant Security Purchase Price. Concurrently with such repurchase and in substitution therefor, Sub 1 shall sell to Dexia, and Dexia shall purchase from Sub 1, new Repurchase Securities as set forth in Section 2.3(c)(vii) hereof. Dexia shall vote the Repurchase Shares at each annual or special meeting of Berkshire Hathaway shareholders in person or by proxy as instructed by Sub 1 so long as Dexia receives reasonable advance written notice of such instructions. If there shall be a liquidation, merger, consolidation, sale of the assets, or other combination or similar transaction with respect to Berkshire Hathaway such that the Repurchase Shares are no longer outstanding or are not exchanged for outstanding common stock of the acquiring or successor corporation, the proceeds of such transaction shall be distributed to Sub 1 as consideration therefor and Sub 1 and Dexia shall enter into a similar repurchase arrangement with respect to such other publicly traded securities as the parties hereto otherwise agree or, if the parties cannot so agree, Sub 1 shall replace such securities with U.S. treasury obligations, and all such securities shall be deemed to be "Repurchase Securities" hereunder.

          SECTION 2.4 Closing. The sale and delivery of the Holdings Shares by White Mountains and Sub 1 and the payment of the Purchase Price (less the Holdback Amount) to White Mountains (the "Closing") shall take place on the Effective Date; provided that for the purposes of the Merger and this Agreement, the Closing shall be deemed to be effective immediately before the Effective Time.

          SECTION 2.5 Substitute Buyer. Dexia may at any time prior to the Closing substitute as buyer under this Agreement any other Person; provided, however, that such other Person shall be a Subsidiary of Dexia and Dexia shall remain fully responsible for the obligations set forth herein and, provided further, that Dexia shall provide White Mountains with written notice of such substitution.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                                  OF SELLERS

          Except as may be set forth on a schedule delivered by White Mountains to Dexia ("Disclosure Schedule") prior to the execution hereof that sets forth, among other things, items the disclosure of which is necessary or appropriate in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations and warranties in Article III or to one or more of the covenants in Article V (the disclosure of any such item in the Disclosure Schedule shall be disclosure for the purposes of only that particular Section of this Agreement identified and not for any other Section), each Seller hereby jointly and severally represents and warrants to Dexia as follows:

          SECTION 3.1 Organization and Good Standing.

          (a) Each of Holdings, Services, White Mountains and Sub 1 is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power and authority to conduct its business as it is now being conducted, to own or use the properties (except for Holdings and Services, which do not own any properties) or assets that it purports to own or use, and to perform all of its respective obligations under this Agreement.

          (b) White Mountains has made available or delivered to Dexia a true, complete and correct copy of the certificate of incorporation and by-laws (or equivalent documents including memorandum and articles of association, a certificate of organization or articles of organization), each as amended to date, of White Mountains, Sub 1, Services and Holdings (collectively, the "Organizational Documents") . The Organizational Documents so delivered are in full force and effect.

          SECTION 3.2 Capitalization and Ownership of Shares.

          (a) The authorized capital stock of Holdings consists solely of 200,000 shares of common stock, par value $1.00 per share, of which only 106,552 shares of common stock are issued and outstanding. As of the date hereof, the authorized capital stock of Services consists solely of 5,000,000 shares of common stock, par value $0.01 per share, of which only 3,211,481 shares of common stock are issued and outstanding. All of the issued and outstanding shares of capital stock of Holdings and all of the shares of authorized capital stock of Services referred to in this paragraph (a) have been duly authorized and is validly issued, fully paid and nonassessable.

          (b) White Mountains is the indirect and beneficial owner of the Sub 1 Shares and (at the date hereof) of the Services Shares, free and clear of all Liens. Sub 1 is the sole record and beneficial owner and holder of the Holdings Shares, free and clear of all Liens. Holdings shall, at the Closing and pursuant solely to the LLC Transactions, be the sole record and beneficial owner and holder of the FSA Shares, free and clear of all Liens and shall not own, directly or indirectly, any shares of capital stock of Services. Services is, at the date hereof, the sole record and beneficial owner and holder of the FSA Shares, free and clear of all Liens. Sub 1 shall, immediately before the transfer and delivery to Dexia of the Repurchase Shares or other Repurchase Securities (as the case may be), be the sole record and beneficial owner and holder of the Repurchase Shares or other Repurchase Securities (as the case may be), free and clear of all Liens.

          (c) There are no shares of capital stock or other securities of Holdings (i) reserved for issuance or (ii) subject to preemptive rights or any outstanding subscrip tions, options, warrants, calls, rights, convertible securities or other agreements or other instruments outstanding or in effect giving any Person the right to acquire any shares of capital stock or other securities of Holdings or any commitments of any character relating to the issued or unissued capital stock or other securities of Holdings. Holdings does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders Holdings on any matter.

          (d) No legend or other reference to any purported Lien appears upon any certificate representing the Holdings Shares or the FSA shares. The Holdings Shares were not issued in violation of (i) the Securities Act of 1933, as amended (the "Securities Act"), the securities laws of any state, or any other federal, state, local, municipal, foreign, international, multinational, or other constitution, law, rule, standard, requirement, administrative ruling, order, ordinance, principle of common law, legal doctrine, code, regulation, statute, treaty or process ("Law") or (ii) any award, decision, injunction, judgment, decree, settlement, order, process, ruling, subpoena or verdict (whether temporary, preliminary or permanent) entered, issued, made or rendered by any court, administrative agency, arbitrator, Governmental Entity (as defined in Section 3.4) or other tribunal of competent jurisdiction ("Order").

          (e) Assuming Dexia has the requisite corporate power and authority to be the lawful owner of the Holdings Shares, upon delivery to Dexia at the Effective Time of certificates representing the Holdings Shares, duly endorsed by Sub 1 for transfer to Dexia, and upon the payment of the Purchase Price (less the Holdback Amount) by Dexia to White Mountains, good title in the Holdings Shares shall pass to Dexia, free and clear of all Liens, other than those arising from acts of Dexia or its affiliates. Assuming Dexia has the requisite corporate power and authority to be the lawful owner of the Repurchase Shares or other Repurchase Securities, upon delivery to Dexia at the Effective Time of certificates representing the Repurchase Shares or other Repurchase Securities (as the case may be), duly endorsed by White Mountains for transfer to Dexia, good title in the Repurchase Shares or Repurchase Securities (as the case may be) shall pass to Dexia, free and clear of all Liens, other than those arising from acts of each of Dexia or its affiliates and other than from the arrangements set out in Section 2.3. The Repurchase Shares and the Repurchase Securities shall be registered under the Securities Act and shall be freely transferable and tradeable without transfer restrictions of any sort, other than for restrictions on transfer resulting from the circumstances of Dexia.

          SECTION 3.3 Authority. Each of White Mountains and Sub 1 has the full legal right, requisite power and authority (corporate or otherwise) and has taken all action (including corporate action) necessary in order to execute, deliver and perform fully its obligations under this Agreement and to consummate the transactions contem plated hereby and each of White Mountains, Sub 1, Holdings and Services has such authority to consummate fully the LLC Transactions. This Agreement has been duly executed and delivered by each of White Mountains and Sub 1 and constitutes, assuming the due authorization, execution and delivery of this Agreement by Dexia, a valid and binding agreement of each of White Mountains and Sub 1, enforceable against each of White Mountains and Sub 1 in accordance with its terms.

          SECTION 3.4 Consents and Approvals. Except for the notification and report form required to be filed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "Antitrust Division") (such filings, the "HSR Filing"), and except as set forth in Schedule 3.4 of the Disclosure Schedule, no notices, reports or other filings are required to be made by White Mountains, Sub 1, Services or Holdings with, nor are any consents, registrations, approvals, declarations, permits, expiration of any applicable waiting periods or authorizations required to be obtained by White Mountains, Sub 1, Services or Holdings from, any foreign, federal, state, local, municipal, county or other governmental, quasi-governmental, administrative or regulatory authority, body, agency, court, tribunal, commission or other similar entity (including any branch, department or official thereof) ("Governmental Entity"), in connection with the execution or delivery of this Agreement by White Mountains or Sub 1, the performance by each of White Mountains or Sub 1 of its obligations hereunder and the consummation by White Mountains, Sub 1, Services or Holdings of the transactions contemplated herein (including the LLC Transactions) other than those the failure of which to obtain would not prevent or materially delay the Closing or the consummation of the transactions contemplated herein.

          SECTION 3.5 No Violations. The execution and delivery of this Agreement by White Mountains or Sub 1 does not, and the performance and consummation of any of the transactions contemplated herein (including the LLC Transactions), shall not with respect to each of White Mountains, Sub 1, Services and Holdings, directly or indirectly (with or without the giving of notice or the lapse of time or both):

          (a) violate the Organizational Documents;

          (b) conflict with or result in a default (or give rise to any right of reimbursement, termination, cancellation, modification or acceleration) under any of the provisions of any contract, note, bond, lease, mortgage, indenture, license, franchise, permit, agreement or other instrument or obligation ("Contract") to which White Mountains, Sub 1, any of White Mountains' Subsidiaries is a party, or by which White Mountains, Sub 1, any of White Mountains' Subsidiaries or the properties or assets of White Mountains, Sub 1 or any of White Mountains' Subsidiaries may be bound or affected other than any such conflict, breach, default or other occurrence that, individually or in the aggregate, would not have a Material Adverse Effect or would not adversely affect the ability to transfer good title to the Holdings Shares to Dexia free and clear of all Liens or the ability to cause Holdings to become the owner with good title of the FSA Shares free and clear of all Liens or result in the creation or imposition of any Lien on the Holdings Shares or FSA Shares or any property or assets owned or used by Holdings.

          (c) violate any Law (as defined in Section 3.2(d)), Order (as defined in Section 3.2(d)) or Governmental Authorization (as defined in
Section 1.1) applicable to White Mountains, Sub 1, Services or Holdings or the properties or assets of White Mountains, Sub 1, Services or Holdings or result in the creation or imposition of any Lien upon any of the properties or assets owned or used by White Mountains, Sub 1, Services or Holdings, other than any such violation or other occurrence that, individually or in the aggregate, would not have a Material Adverse Effect or would not adversely affect the ability to transfer good title to the Holdings Shares to Dexia free and clear of all Liens or the ability to cause Holdings to become the owner with good title of the FSA Shares free and clear of all Liens or result in the creation or imposition of any Lien on the Holdings Shares or FSA Shares or any property or assets owned or used by Holdings.

          SECTION 3.6 Financial Statements, Financial Reports, SEC Documents and SAP Statements.

          (a) Schedule 3.6 of the Disclosure Schedule contains the following financial statements (collectively, the "Financial Statements"): (i) an unaudited balance sheet of Holdings as at December 31, 1999, and the related statement of income, (ii) an unaudited balance sheet of Services as at December 31, 1999, and the related statement of income, and (iii) an unaudited consolidated balance sheet of White Mountains as at December 31, 1999, and the related statements of income and comprehensive income and statement of shareholders' equity.

                  (b) The Financial Statements present the financial condition and the results of operations, of each of Holdings, Services and White Mountains (and the changes in stockholders' equity and cash flow of White Mountains) as at the respective dates of and for the periods referred to in such Financial Statements, all in accordance with generally accepted U.S. accounting principles consistently applied, subject, in the case of unaudited financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material in amount or effect) and the absence of notes (that, if presented, would not differ materially from those included in audited financial statements). The Financial Statements reflect the consistent application of such accounting principles throughout the periods involved.

          (c) White Mountains's Annual Reports on Form 10-K for the fiscal years ended December 31, 1997 and 1998 and all other reports, registration statements, definitive proxy statements or information statements filed by White Mountains or any of its Subsidiaries subsequent to December 31, 1998 under the Securities Act, or under Section 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), in the form filed (collectively, "SEC Documents") with the Securities and Exchange Commission, as of the date filed, (A) complied in all material respects as to form with the applicable requirements under the Securities Act or the Exchange Act, as the case may be, and (B) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each of the balance sheets contained in or incorporated by reference into any such SEC Document (including the related notes and schedules thereto) fairly presents the financial position of White Mountains and its Subsidiaries as of its date, and each of the statements of income and changes in shareholders' equity and cash flows or equivalent statements in such SEC Documents (including any related notes and schedules thereto) fairly presents the results of operations, changes in shareholders' equity and changes in cash flows, as the case may be, of White Mountains and its Subsidiaries for the periods to which they relate, in each case in accordance with generally accepted U.S. accounting principles consistently applied during the periods involved, except in each case as may be noted therein and subject to normal year-end audit adjustments.

          (d) The Pre-Closing Balance Sheet shall, when delivered in accordance with the terms hereof, present the financial condition of Services as at its date, in accordance with generally accepted U.S. accounting principles consistently applied, subject to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material in amount or effect) and the absence of notes (that, if presented, would not differ materially from those included in audited financial statements).

          SECTION 3.7 Absence of Certain Changes and Events. Since December 31, 1999 to the date of this Agreement, there has not been any event or circumstance that, individually, or taken together with other facts, circumstances and events has had or is reasonably likely to have a Material Adverse Effect with respect to White Mountains and its Subsidiaries taken as a whole.

          SECTION 3.8 Assets and Liabilities.

          (a) Except as set forth in Schedule 3.8(a), Holdings has no Liabilities. For purposes of this Agreement, the term "Liability" shall mean any debt, liability, commitment or obligation of any kind, character or nature whatsoever, whether known or unknown, choate or inchoate, secured or unsecured, accrued, fixed, absolute, contingent or otherwise, and whether due or to become due.

          (b) Except as set forth in Schedule 3.8(b) and except for Holdings' ownership of the Majority Services Shares, Holdings does not own any property or assets including any real property, leaseholds or other interest in land or any tangible or intangible personal property. At Closing, Holdings shall have no assets or Liabilities except for the FSA Shares.

          SECTION 3.9 Taxes

          (a) All material Tax Returns (as defined in paragraph (n) below) that are required to be filed on or before the Effective Date by or with respect to Holdings, have been or will be timely filed on or before the Effective Date, and all such Tax Returns are or will be true and complete in all material respects.

          (b) All Taxes as (defined in paragraph (n) below) shown to be due on the Tax Returns referred to in paragraph (a) above have been or will be timely paid in full.

          (c) Except as set forth in Schedule 3.9(c), the Tax Returns referred to in paragraph (a) above have been examined by the Internal Revenue Service or the appropriate state, local or foreign taxing authority or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired.

          (d) All material deficiencies asserted or assessments made as a result of such examinations have been paid in full.

          (e) Except as set forth in Schedule 3.9(e), no issues that have been raised by the relevant taxing authority in connection with the examination of any of the Tax Returns referred to in paragraph (a) above are currently pending.

          (f) Except as set forth in Schedule 3.9(f), no waivers of statutes of limitation have been given by or requested with respect to any Taxes of Services or Holdings.

          (g) Holdings will not be required, as a result of (A) a change in accounting method for a Tax period beginning on or before the Effective Date, to include any adjustment under Section 481(c) of the Code (as defined in paragraph (n) below) (or any similar provision of state, local or foreign law) in taxable income for any Tax period beginning on or after the Effective Date, or (B) any "closing agreement" as described in Section 7121 of the Code (or any similar provision of state, local or foreign Tax law), to include any item of income in or exclude any item of deduction from any Tax period beginning on or after the Effective Date.

          (h) There are no material Liens on any of the assets of Holdings that arose in connection with any failure (or alleged failure) to pay any Tax.

          (i) Holdings has never been a member of an affiliated, combined, consolidated or unitary Tax group for purposes of filing any Tax Return, other than, for purposes of filing consolidated U.S. Federal income tax returns, a group of which White Mountains was the common parent.

          (j) No closing agreements, private letter rulings, technical advance memoranda or similar agreement or rulings have been entered into or issued by any taxing authority with respect to Holdings.

          (k) None of White Mountains, Sub 1, any of White Mountains or Sub 1's affiliates, Holdings or any predecessor to Holdings has made with respect to any Seller, Holdings, or any predecessor of Holdings any consent under
Section 341 of the Code.

          (l) No Tax is required to be withheld pursuant to Section 1445 of the Code as a result of the transfer contemplated by this Agreement.

          (m) As a result of Dexia's purchase of the Holdings Shares, neither Holdings nor Dexia will be obligated to make a payment to an individual that would be a "parachute payment" to a "disqualified individual" as those terms are defined in Section 280G of the Code without regard to whether such payment is reasonable compensation for personal services performed or to be performed in the future.

          (n) For the purposes of this Agreement, (i) "Code" shall mean the Internal Revenue Code of 1986, as amended, (ii) "Tax Returns" shall mean all reports and returns required to be filed with respect to the Taxes and (iii) "Taxes" shall mean all federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, employment, withholding or similar taxes together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

          SECTION 3.10 Employee Benefits; ERISA.

          (a) Holdings does not maintain and has never maintained any benefit or compensation plans, contracts, policies, arrangements, or "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

          (b) Except as set forth in Schedule 3.10(b), each of Services and Holdings has not incurred and does not expect to incur any liability under Subtitle IV of ERISA with respect to any ongoing, frozen or terminated "single-employer plan", within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by an entity which is considered one employer with Services or Holdings under Section 4001 of ERISA or Section 414 of the Code.

          SECTION 3.11 Contracts. White Mountains has delivered or made available to Dexia a true, complete and correct copy of each Contract to which Services or Holdings is bound.

          SECTION 3.12 Business of Services and Runoff. Except for the runoff of its previous business (the "Runoff Business"), Services has no business or operations and the Runoff Business is conducted in accordance with the Runoff Business Plan disclosed in Schedule 3.12 of the Disclosure Schedule.

          SECTION 3.13 Holdings Activities. Except as set forth in Schedule 3.13, Holdings has no business or operations, and has had no business or operations, and its activities are limited, and have always been limited, solely to its being a holding company engaged in holding and owning shares of subsidiaries and other public companies.

                                  ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF DEXIA

          Except as may be set forth on a schedule delivered by Dexia to White Mountains prior to the execution hereof that sets forth ("Dexia's Disclosure Schedule"), among other things, items the disclosure of which is necessary or appropriate in response to an express disclosure requirement contained in a provision hereof or an exception to one or more representations and warranties in Article IV or to one or more of the covenants in Article V (the disclosure of any such item in Dexia's Disclosure Schedule shall be disclosure for the purposes of only that particular Section of this Agreement identified and not for any other Section). Dexia hereby represents and warrants to the Sellers as follows:

          SECTION 4.1 Organization and Good Standing. Dexia is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

          SECTION 4.2 Corporate Authority. Dexia has the full legal right, requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform fully, its obligations under this Agreement and to consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by Dexia and constitutes a valid and binding agreement of Dexia, enforceable against Dexia in accordance with its terms.

          SECTION 4.3 Consents and Approvals; No Violations.

          (a) Except for the HSR Filing and except as set forth in Schedule
4.3 of Dexia's Disclosure Schedule, no material notices, reports or other filings are required to be made by Dexia with, nor are any material consents, registrations, approvals, declarations, permits, expiration of any applicable waiting periods or authorizations required to be obtained by Dexia from any Governmental Entity in connection with the execution or delivery of this Agreement by Dexia, the performance by Dexia of its obligations hereunder or the consummation by Dexia of the transactions contemplated herein.

          (b) Assuming the making of the HSR Filing and the making of the other filings and the receipt of the necessary clearances or approvals set forth in Schedule 4.3 of Dexia's Disclosure Schedule, the execution and delivery of this Agreement by Dexia does not, and the performance and consummation by Dexia of any of the transac tions contemplated herein will not, with respect to Dexia, directly or indirectly (with or without the giving of notice or the lapse of time or both):

                  (i) violate (A) any provision of the certificate of incorporation or by-laws (or equivalent documents) of Dexia or (B) any resolution adopted by the Board of Directors (or similar governing body) of Dexia;

                  (ii) require Dexia to obtain the consent, waiver, authorization or approval of, or give notice to, any Person under any Contract binding upon Dexia; or

                  (iii) contravene, conflict with, or constitute or result in a breach or violation of, any material Law or material Order.

          SECTION 4.4 Securities Act. Dexia is acquiring the Holdings Shares for its own account and not with a view to their distribution within the meaning of the Securities Act in any manner that would be in violation of the Securities Act.

                                   ARTICLE V

                                   COVENANTS

          SECTION 5.1 LLC Transactions.

          (a) Each Seller shall cause, and each jointly and severally covenants and agrees to cause, the outright sale, conveyance, transfer and assignment of all of the assets and Liabilities of Holdings (except for the FSA Shares) prior to the Closing.

          (b) Each Seller shall cause, and each jointly and severally covenants and agrees to cause, the LLC Transactions to be fully consummated prior to the Closing and shall cause Holdings to limit its activities from the date hereof until the Closing solely to the holding and ownership of shares which holding and ownership shall, as a result of the LLC Transactions, be limited to the FSA Shares. Each Seller shall ensure that at the time of the LLC Transactions and the Closing, Services is adequately capitalized in light of its obligations and that it has equity capital of not less than $15,000,000 and that it has the capacity to pay its debts as they become due.

          SECTION 5.2 No Sale. Each Seller agrees that it will not, and White Mountains agrees that it will cause each of Sub 1, Services and Holdings not to, directly or indirectly, sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any of the Services Shares, the Sub 1 Shares, the Holdings Shares, the Majority Services Shares or the FSA Shares (except for this Agreement or pursuant to the LLC Transactions).

          SECTION 5.3 Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, the Parties agree to use their reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit the sale and purchase of the Holdings Shares as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall cooperate fully with the other Parties hereto to that end.

          SECTION 5.4 Press Releases. White Mountains and Dexia agree that they will not (and White Mountains agrees that it will cause its Subsidiaries not to), without the prior approval of the other, issue any press release or written statement for general circulation relating to the transactions contemplated hereby, except as otherwise required by applicable Law or NYSE rules.

          SECTION 5.5 Access; Information; Confidentiality.

          (a) White Mountains agrees that upon reasonable notice and subject to applicable Laws relating to the exchange of information, it shall afford Dexia and its officers, employees, counsel, accountants and other authorized Representatives, reasonable access during normal business hours throughout the period prior to the Effective Date to White Mountains', Services' and Holdings' books, records (including, without limitation, tax returns and work papers of independent auditors), properties, personnel and to such other information as Dexia may reasonably request and, during such period, White Mountains shall furnish promptly to Dexia such other information concerning its business as Dexia may reasonably request.

          (b) Each Party agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section
5.5 (as well as any other information obtained prior to the date hereof in connection with the entering into of this Agreement) for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. Subject to the requirements of Law, each Party will keep confidential, and will cause its Representatives to keep confidential, all information and documents obtained pursuant to this Section 5.5 (as well as any other information obtained prior to the date hereof in connection with the entering into of this Agreement) unless such information (i) was already known to such Party, (ii) becomes available to such Party from other sources not known by such Party to be bound by a confidentiality obligation, (iii) is disclosed with the prior written approval of the Party to which such information pertains, (iv) is or becomes readily ascertainable from published information or trade sources or (v) must, in the opinion of such Party, upon written advice of counsel, be disclosed in order to avoid violating any applicable Law. In the event that this Agreement is terminated or the transactions contemplated by this Agreement shall otherwise fail to be consummated, each Party shall promptly cause all copies of documents or extracts thereof containing information and data as to another Party hereto to be returned to the Party which furnished the same or to be destroyed. No investigation by either Party of the business and affairs of the other shall affect or be deemed to modify or waive any representation, warranty, covenant or agreement in this Agreement, or the conditions to either Party's obligation to consummate the transactions contemplated by this Agreement.

          SECTION 5.6 Tax Matters.

          (a) Adjustment to Purchase Price. Any payment by the Sellers under
Section 8.1(d) will be an adjustment to the Purchase Price.

          (b) Tax Returns. Dexia shall file or cause to be filed when due all Tax Returns that are required to be filed by or with respect to Holdings and that are due to be filed after the Effective Date and shall remit any Taxes due in respect of such Tax Returns. The Sellers shall pay Dexia the Taxes for which the Sellers are liable pursuant to Section 8.1(d) but which are payable with Tax Returns to be filed by Dexia pursuant to the previous sentence within 10 days prior to the due date for the filing of such Tax Returns.

          (c) Termination of Tax Allocation Agreements. Any tax allocation or sharing agreement or arrangement, whether or not written, that may have been entered into by any Seller or any affiliate of any Seller and Holdings shall be terminated as to

Holdings as of the Effective Date, and no payments which are owed by or to Holdings pursuant thereto shall be made thereunder.

          (d) Transfer Taxes. The Sellers shall be liable for all transfer taxes arising from the sale of the Holdings Shares.

          (e) Services Reorganization or Contribution. Sellers shall ensure that Services is not re-organized as a corporation and is not otherwise treated as an association taxable as a corporation for U.S. Federal tax purposes, and that it shall not contribute substantially all of its assets to any corporation or association taxable as a corporation for U.S. Federal tax purposes.

          (f) FIRPTA Certificate. The Sellers shall deliver at Closing a FIRPTA Certificate as required by Section 1445 of the Code in form and substance reasonably satisfactory to Dexia.

                                  ARTICLE VI

                             CONDITIONS TO CLOSING

          SECTION 6.1 Conditions to Obligations of Dexia. The obligations of Dexia to consummate the sale and purchase of the Holdings Shares and to take the other actions to be taken by Dexia at the Closing is subject to the satisfaction, at or prior to the Closing (except for Section 6.1(c) which shall have to be satisfied at all times up to and including the Effective
Date), of each of the following conditions (any of which may be waived in whole or in part by Dexia):

          (a) Representations and Warranties. All of the representations and warranties of each of White Mountains and Sub 1 set forth in this Agreement shall be true and correct in all material respects (except for Sections 3.1(a), 3.2, 3.3, 3.4, 3.5, 3.7 and 3.13 as to which in all material respects shall not apply) as of the date of this Agreement. The representations and warranties of each of White Mountains and Sub 1 set forth in Sections 3.1(a), 3.2, 3.3, 3.4, 3.5, and 3.13 of this Agreement shall be true and correct as of the Effective Date.

          (b) Covenants. All of the covenants, agreements, undertakings and obligations that each of White Mountains and Sub 1 is required to perform or to comply with pursuant to this Agreement at or prior to the Closing, and each of these covenants, agreements, undertakings and obligations, shall have been duly performed and complied with in all material respects.

          (c) No Material Impairment. Since December 31, 1999, there shall not have occurred any event or circumstance (other than any event or circumstance that has resulted in an increase in the liabilities of Services from December 31, 1999 to the date of the Pre-Closing Balance Sheet) that, individually, or taken together with other facts, circumstances and events, has resulted in, or would be reasonably likely to result in, (i) White Mountains' credit rating
(x) by Standard & Poor's Ratings Service ("S&P") falling below the lowest investment grade rating awarded by S&P (which at the date hereof is BBB-) or
(y) by Moody's Investors Service ("Moody's") falling below the lowest investment grade rating awarded by Moody's (which at the time hereof is Baa3), or (ii) a decrease in White Mountains consolidated stockholders' equity, determined in accordance with U.S. generally accepted accounting principles, to less than $500,000,000

(the calculation of which shall include the gain on a sale of the FSA Shares at the per share Merger Consideration less applicable taxes as computed under U.S. generally accepted accounting principles per share (each such event or circumstance a "Downgrade Condition")).

          (d) Officer's Certificates. Each of White Mountains and Sub 1 shall have delivered to Dexia a certificate, dated as of the Effective Date and signed by a senior executive officer or officers of White Mountains (in the case of the officer's certificate to be delivered by White Mountains) or Sub 1 (in the case of the officer's certificate to be delivered by Sub 1), representing that the conditions referred to in Sec tions 6.1(a), 6.1(b) 6.1(c) and 6.1(i) as it relates to the LLC Transactions have been satisfied.

          (e) Secretary's Certificate. Dexia shall have received copies of the resolutions of the Board of Directors (or other similar governing body) of each of White Mountains, Sub 1, and Holdings, authorizing the execution, delivery and performance of this Agreement and certificates of the secretaries or assistant secretaries of such corporations dated as of the Effective Date, to the effect that such resolutions were duly adopted and are in full force and effect, together with copies of the articles or certificate of incorporation and by-laws (or equivalent documents) of each such corporation certified by such officers, and certifying the status, authority and signature of each of their respective officers who executed and delivered this Agreement.

          (f) No Prohibition. No applicable Law or Order preventing or impairing the purchase and sale of the Holding Shares by Sub 1 to Dexia on the terms and conditions of this Agreement or preventing or impairing in a material way the performance by White Mountains or Sub 1 of their obligations hereunder shall be in effect.

          (g) Receipt of Shares. Dexia shall have received from Sub 1 a certificate or certificates evidencing all of the then issued and outstanding Holdings Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form of transfer, with all signatures guaranteed and with any requisite stock transfer tax stamps properly affixed thereto. Dexia shall have received from Sub 1 certificates or certificates evidencing the FSA Shares registered in the name of Holdings. There shall not have been made or threatened by any Person any claim having a material likelihood of success asserting that such Person (i) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any stock of, or any other voting, equity, or ownership interest in, Holdings, or
(ii) is entitled to all or any portion of the Purchase Price payable for the Holdings Shares.

          (h) HSR Act. The waiting period required by the HSR Act, and any extensions thereof obtained by request or other action by the FTC and/or the Antitrust Division, shall have expired or been terminated by the FTC and the Antitrust Division.

          (i) LLC Transactions, Repurchase Shares and Pre-Closing Balance Sheet. The LLC Transactions shall have been consummated and White Mountains shall have delivered and transferred the Repurchase Shares to Dexia by delivery and transfer of a certificate or certificates evidencing the same registered in the name of Dexia and shall have delivered to Dexia the Pre-Closing Balance Sheet.

          SECTION 6.2 Conditions to Obligations of Sellers. The obligations of each Seller to consummate the sale and purchase of the Holdings Shares and to take the other actions to be taken by each Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived in whole or in part by White Mountains):

          (a) No Prohibition. No applicable Law or Order preventing the sale of the Holdings Shares by the Sellers to Dexia shall be in effect.

          (b) Receipt of Purchase Price. White Mountains shall have received from Dexia the payments required to be made on the Effective Date pursuant to
Section 2.3 hereof.

          (c) HSR Act. The waiting period required by the HSR Act, and any extensions thereof obtained by request or other action by the FTC and/or the Antitrust Division, shall have expired or been terminated by the FTC and the Antitrust Division.

          SECTION 6.3 Conditions to Obligations of Sellers and Dexia. The obligations of Dexia and each Seller to consummate the sale and purchase of the Holdings Shares and to take the other action to be taken by them at Closing is subject to all conditions to the consummation of Merger set forth in the Merger Agreement (excluding the conditions set forth in Section 7.02(c) and Section 7.03(f) thereof) having been satisfied or waived, it being understood that the Merger shall become effective immediately after the Closing.

                                  ARTICLE VII

                                  TERMINATION

          SECTION 7.1 Termination. With the exception of the Excepted Provisions (as defined below), which shall survive the termination of this Agreement, this Agreement shall terminate simultaneously with the termination of the Merger Agreement and the abandonment of the Merger; provided that termination of this Agreement will not relieve a breaching party from liability for any willful breach of this Agreement. "Excepted Provisions" means Article V, Article VII, Article VIII , and Article IX of this Agreement.

                                 ARTICLE VIII

                                INDEMNIFICATION

          SECTION 8.1 Indemnification and Reimbursement by Sellers. Each Seller, jointly and severally, shall indemnify and hold harmless Dexia and its affiliates, Holdings, and their respective successors, permitted assigns, stockholders, controlling persons, Related Persons and Representatives (each, a "Dexia Indemnified Party") from and against, and shall reimburse the Dexia Indemnified Parties for, any and all losses, liabilities, claims, damages, advances to be made, repurchase obligations and expenses (including costs of investigation and defense and attorneys' and accountants' fees and all costs of any in-house personnel and resources) of any kind or nature whatsoever, whether or not involving a third-party claim (all of the foregoing, collectively, "Damages"), as incurred, arising out of, due to or directly or indirectly in connection with:

                  (a) any (i) breach of or inaccuracy in any representation made by a Seller in this Agreement, including the Disclosure Schedule, or any other certificate or document delivered in connection with this Agreement, or (ii) breach or violation of or failure to perform any covenant, agreement, undertaking or obligation of White Mountains or Sub 1, whether or not in relation to Holdings or Services, set forth in this Agreement or any other certificate or document delivered in connection with this Agreement;

                  (b) any sale or disposition of any assets, shares or business prior to the Effective Time by, or on behalf of, White Mountains, Sub 1, Services, Holdings or any of their respective Related Persons and any obligations of Services or Holdings or any of their respective Related Persons to indemnify or hold harmless, or make any advances or repurchases in respect of any obligation (in the case of Holdings, prior to the Effective Time) owed to, any Person, including in connection with the Asset Purchase Agreement, dated as of March 23, 1999, by and among Source One Mortgage Services Corporation, as Seller, Fund American Enterprises Holdings, Inc., as Parent, and Citicorp Mortgage, Inc. as Purchaser;

                  (c) any conduct, activity, business, acts, omissions, liabilities or obligations of White Mountains, Sub 1, Services or Holdings occurring or incurred prior to the Effective Time, including the LLC Transactions, or any Damages sought (directly or indirectly) from Services or Holdings by any Person in connection therewith (whether based on any agency, express or implied partnership or joint venture, respondent superior, vicarious liability, piercing the corporate veil, conspiracy or other legal theory whereby liability is asserted on one Person for or on account of the actions or omissions of any other Person) whether or not known by Dexia or disclosed to Dexia prior to the Closing (other than Damages relating to Taxes, which are dealt with in paragraph (d) below); and

                  (d) any Taxes (including any obligation to contribute to the payment of a Tax determined on a consolidated, combined or unitary basis with respect to a group of corporations that includes or included Holdings) (i) imposed on any Seller for any taxable year or
         (ii) imposed on Holdings or Services or for which Holdings or Services may otherwise be liable for any Pre-Closing Tax Period or in respect of events arising on or before the Effective Date.

          It is understood and agreed that the foregoing indemnity does not relate to changes in value of the FSA Shares.

          SECTION 8.2 No Expiration of Indemnification. The rights of any Dexia Indemnified Party pursuant to Article VIII hereof shall survive the execution and delivery of this Agreement and the Closing indefinitely as shall all the representations and warranties and the covenants, undertakings or obligations set forth in this Agreement. The provisions of this Article VIII are (a) intended to be for the benefit of, and will be enforceable by, each Dexia Indemnified Party, and (b) are not in addition to or substitution for any other right to indemnification or contribution that any such Person may have by contract or otherwise.

          SECTION 8.3 Computation of Losses Subject to Indemnification. Damages for which a Dexia Indemnified Party would be entitled to indemnification hereunder shall be quantified on an after-tax basis grossed-up for any withholding taxes deducted from the indemnity payment and for any taxes incurred by the Dexia Indemnified Party on the indemnity payment.

          SECTION 8.4 Notice and Payment of Claims.

          (a) Notice. A Dexia Indemnified Party shall notify White Mountains in writing as soon as practicable, but not later than twenty (20) days, after acquiring actual knowledge of, and shall provide to White Mountains as soon as practicable thereafter reasonable information and documentation necessary to support and verify, any Damages that the Dexia Indemnified Party shall have determined to have given, or is reasonably likely to give rise to, a claim for indemnification hereunder (including by virtue of any Third Party Claim (as defined in Section 8.5)). Notwithstanding the foregoing, the failure to so notify White Mountains shall not relieve White Mountains or Sub 1 of any liability that it may have to any Dexia Indemnified Party, except to the extent that White Mountains demonstrates that it is materially prejudiced by the Dexia Indemnified Party's failure to give such notice (unless White Mountains or any of its Subsidiaries knew of such liability).

          (b) Payment. Upon receipt of the notice referred to in Section 8.4(a), White Mountains (without prejudice to each Seller's joint and several liability hereunder) shall promptly pay any Damages as shall have been claimed by the Dexia Indemnified Party in immediately available funds in U.S. dollars.

          (c) Interest. Any amounts not paid when due pursuant to this Article VIII shall bear interest from the date thereof until the date paid at a rate equal to 5% above the "prime rate" as published in The Wall Street Journal.

          SECTION 8.5 Procedure for Conduct of Third Party Claims.

          (a) Upon receipt by a Dexia Indemnified Party of notice of the commencement of any Action by a third party (a "Third Party Claim") against it, such Dexia Indemnified Party shall, if a claim is to be made under this
Article VIII, give notice to White Mountains in writing of the commencement of such Third Party Claim as soon as practicable, but in no event later than twenty (20) days after the Dexia Indemnified Party shall have been served; provided that the failure to so notify White Mountains shall not relieve White Mountains of any liability that it or Sub 1 may have to any Dexia Indemnified Party, except to the extent that White Mountains demonstrates that the defense of such Third Party Claim is materially prejudiced by the Dexia Indemnified Party's failure to give such notice (unless White Mountains or any of its Subsidiaries knew of such Third Party Claim). Thereafter, the Dexia Indemnified Party shall deliver to White Mountains, promptly following the Dexia Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Dexia Indemnified Party relating to the Third Party Claim.

          (b) If a Third Party Claim is brought against a Dexia Indemnified Party and the Dexia Indemnified Party gives notice to White Mountains of the commencement of such Third Party Claim in accordance with paragraph (a) above, White Mountains shall promptly and in a timely manner and at its sole expense, assume all aspects of the defense of such Third Party Claim (on behalf of itself or the relevant Person) with counsel selected by White Mountains that is reasonably satisfactory to the Dexia Indemnified Party. White Mountains shall not be liable to the Dexia Indemnified Party for any legal expenses incurred by the Dexia Indemnified Party in connection with the defense of a Third Party Claim subsequent to White Mountains's assumption of the defense thereof. The Dexia Indemnified Party shall have the right to participate in the defense thereof and to employ counsel (not reasonably objected to by White Mountains), at its own expense, separate from the counsel employed by White Mountains, it being understood that White Mountains shall control such defense. No Dexia Indemnified Party shall admit any liability with respect to, or settle, compromise or discharge, any such Third Party Claim without White Mountains's prior written consent. No compro mise, discharge or settlement of, or admission of liability in connection with, such claims may be effected by White Mountains (or the relevant Person) without the Dexia Indemni fied Party's written consent in its sole discretion unless (A) there is no finding or admission of any violation of Law or any violation of the rights of any Person and no effect on any other claims that may be made against the Dexia Indemnified Party and (B) the sole relief provided is monetary damages that are paid in full by White Mountains. The Dexia Indemnified Party shall cooperate (at White Mountains's sole expense) in all reasonable respects with White Mountains in connection with such defense.

                                  ARTICLE IX

                                 MISCELLANEOUS

          SECTION 9.1 Waiver; Amendment. Prior to the Closing, any provision of this Agreement may be (a) waived by the Party benefitted by the provision or (b) amended or modified at any time, by an agreement in writing between the Parties hereto executed in the same manner as this Agreement.

          SECTION 9.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

          SECTION 9.3 Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

          SECTION 9.4 Waiver of Jury Trial. Each Party hereto acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such Party hereby irrevocably and unconditionally waives any right such Party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this agreement, or the transactions contemplated by this Agreement. Each Party certifies and acknowledges that (a) no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) each Party understands and has considered the implications of this waiver, (c) each Party makes this waiver voluntarily, and (d) each Party has been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 9.4.

          SECTION 9.5 Notices. All notices, requests and other communications hereunder to a Party shall be in writing and shall be deemed given if personally delivered, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to such Party at its address set forth below or such other address as such Party may specify by notice to the parties hereto.

If to White Mountains to:

         White Mountains Insurance Group, Ltd.
         Crawford House
         23 Chruch Street
         Hamilton HM11
         Bermuda
         Attention: Ray Barrette

If to Sub 1, to:

         White Mountains Holdings (Barbados) SRL
         Summerland House
         Prospect
         St. James
         Barbados, West Indies

With a copy to:

         White Mountains Insurance Group, Ltd.
         80 South Main Street
         Hanover, New Hempshire 03755
         Attention:  Michael Paquette
         Telephone: (603) 643-1567
         Facsimile:  (603) 643-4562

With a copy (which shall not constitute notice) to:

         Cravath, Swaine & Moore
         Worldwide Plaza
         825 Eighth Avenue
         New York, New York  10019-7475

         Attention: Philip A. Gelston, Esq.
         Telephone:  (212) 474-1000
         Facsimile:  (212) 474-3700

If to Dexia, to:

         Dexia S.A.
         7 a 11 quai Andre Citroen BP-1002
         75 901 Paris Cedex 15

         Attention:  Jean-Paul Gauzes
         Telephone:  331 43 92 81 64
         Facsimile:  331 43 92 81 50


With a copy (which shall not constitute notice) to:

         Sullivan & Cromwell
         125 Broad Street
         New York, New York 10004-2498

         Attention:  Mark J. Menting, Esq.
         Telephone:  (212) 558-4000
         Facsimile:   (212) 558-3588

          SECTION 9.6 Entire Understanding; No Third Party Beneficiaries. This Agreement represents the entire understanding of the Parties hereto with reference to the transactions contemplated hereby and this Agreement supersedes any and all other oral or written agreements heretofore made. Except as set forth in Article VIII, nothing in this Agreement expressed or implied, is intended to confer upon any Person, other than the Parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement. All Dexia Indemnified Parties are express third party beneficiaries of Article VIII and are entitled to directly enforce the provisions thereof.

          SECTION 9.7 Expenses. Except as otherwise expressly provided herein, whether or not the transactions contemplated herein are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated herein shall be paid by the Party incurring such expense. Without limiting the generality of the foregoing, each Party shall pay all legal, accounting and investment banking fees, and other fees to consultants and advisors incurred by it, relating to this Agreement and the transactions contemplated herein. White Mountains shall cause Holdings not to incur any out-of-pocket expenses in connection with this Agreement. In the event of termination of this Agreement, the obligation of each Party to pay its own expenses will be subject to any rights of such Party arising from a breach of this Agreement by another Party. White Mountains shall be liable for, and shall pay prior to Closing, all transfer taxes arising from the sale of the Holdings Shares and the Repurchase Shares or other Repurchase Securities.

          SECTION 9.8 Specific Performance. Each Seller agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by it in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Dexia shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any Seller to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which it is entitled at law or in equity and each Seller waives the posting of any bond or security in connection with any proceeding related thereto.

          SECTION 9.9 Purpose. It is the intention of White Mountains and Sub 1, jointly and severally, to convey Holdings without any liabilities and obligations, whether fixed or contingent. To the extent that Holdings is conveyed with any such liabilities or obligations, White Mountains and Sub 1 shall, in addition to being responsible and liable for all such liabilities and obligations in accordance with Article VIII, also be responsible for any and all acts required with respect to such liabilities and obligations and shall discharge such liabilities and obligations as if they were their own with a view towards minimizing the acts required on the part of Dexia and its affiliates. This Agreement shall at all times be interpreted in a manner consistent with, and in direct furtherance of this purpose.

          SECTION 9.10 Interpretation; Effect. When a reference is made in this Agreement to Sections, or Schedules, such reference shall be to a Section of, or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

          SECTION 9.11 Certain Events. Prior to entering into any agreement or arrangement with respect to, or effecting, any proposed sale, exchange, dividend or other distribution or liquidation of all or a significant portion of its assets in one or a series of transactions or if any significant recapitalization or reclassification of its outstanding securities as a result of which either White Mountains or a person that becomes the successor to White Mountains' obligations hereunder suffers, or is reasonably likely to suffer, a Downgrade Condition, White Mountains shall notify Dexia in writing thereof (if not previously so notified) and, if requested by Dexia, shall arrange in connection therewith alternative means of providing for the obligations of White Mountains set forth in this Agreement, including the assumption of such obligations by another party, insurance, surety bonds or the creation of an escrow, in each case in an amount and upon terms and conditions reasonably satisfactory to Dexia.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers duly authorized as of the date first written above.

                                                     WHITE MOUNTAINS INSURANCE
                                                     GROUP, LTD.


                                                     By:________________________
                                                        Name:
                                                        Title:


                                                     WHITE MOUNTAINS HOLDINGS
                                                     (BARBADOS) SRL


                                                     By:________________________
                                                        Name:
                                                        Title:


                                                     DEXIA S.A.


                                                     By:________________________
                                                        Name:
                                                        Title:

                                   APPENDIX B





April 14, 2000

Board of Directors
Financial Security Assurance Holdings Ltd.
350 Park Avenue
New York, NY 10022

Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than Dexia, S.A. ("Dexia") and White Mountains (as defined below)) of the outstanding shares of Common Stock, par value $0.01 per share (the "Shares"), of Financial Security Assurance Holdings Ltd. (the "Company") of the $76.00 per Share in cash to be received by such holders pursuant to the Agreement and Plan of Merger, dated as of March 14, 2000, among Dexia, Credit local de France ("CLF"), a wholly-owned subsidiary of Dexia, PAJY Inc., a wholly-owned subsidiary of Dexia, and the Company (the "Agreement").

You have informed us that, concurrently with the transactions contemplated by the Agreement, CLF will acquire separately approximately 6.9 million Shares indirectly through the purchase of the outstanding capital stock of White Mountains Holdings, Inc. from the stockholders thereof pursuant to the form of Holdings Purchase Agreement attached as Exhibit D to the Agreement. White Mountain Holdings, Inc. will acquire such Shares as the result of the distribution thereof from White Mountains Services, Inc. (such distribution and acquisition by CLF being, collectively, the "White Mountains Purchase"). Both White Mountains Holdings, Inc. and White Mountains Services, Inc. are wholly-owned subsidiaries of White Mountain Insurance Group, Inc. (all of such entities, collectively, "White Mountains"). Our opinion does not address the fairness to any person of the White Mountains Purchase.

We also understand that certain shareholders of the Company have discussed with Dexia the possibility of reinvesting all or a portion of the proceeds from the merger transaction contemplated by the Agreement in capital stock of the

Company following the transaction (a "Proposed Reinvestment"). You have advised us that these discussions, in which we have not been involved, have been terminated. We provide no view with respect to any Proposed Reinvestment.

Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with the Company having provided certain investment banking services to the Company from time to time, including having acted as lead manager of the Company's $130 million Senior Quarterly Income Debt Securities ("QUIDS") offering in September 1997 and lead manager on the Company's $100 million QUIDS offering in November 1998 as well as having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement. Robert N. Downey, a former partner and current Senior Director of Goldman, Sachs & Co., is a director of the Company. We have also from time to time provided investment banking services to certain of the Company's shareholders. Goldman, Sachs & Co. is a full service securities firm and in the course of our normal trading activities may from time to time effect transactions and hold securities, including derivative securities, of the Company and Dexia for our own account and the accounts of customers.

In connection with this opinion, we have reviewed, among other things: the Agreement; the form of Holdings Purchase Agreement attached as Exhibit D to the Agreement; Annual Reports to Shareholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 1999; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; Statutory Annual Statements filed by the issuance subsidiaries of the Company with the insurance departments of the states under the laws of which they are organized for the five years ended

December 31, 1999; certain other communications from the Company to its shareholders; and certain internal financial analyses and forecasts for the Company prepared by its management. We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial conditions and future prospects of the Company. In addition, we have reviewed the reported price and trading activity for the Shares, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the insurance industry specifically and in other industries generally and performed such other studies and analyses as we considered appropriate.

We have relied upon the accuracy and completeness of all of the financial and other information discussed with or reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In that regard, we have assumed, with your consent, that the internal financial forecasts prepared by the Company's management have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company's management. We are not actuaries and our services did not include actuarial determinations or evaluations by us or any attempt to evaluate actuarial assumptions. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities (including the loss and loss adjustment expense reserves) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. In that regard, we have made no analysis of, and express no opinion as to, the adequacy of the loss and loss adjustment expense reserves of the Company. We were not requested to and did not solicit from third parties indications of interest in acquiring all or part of the Company or in engaging in a business combination or any other strategic transaction with the Company, except that, at your request, we held limited discussions with one party regarding the possibility of such a transaction. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transaction contemplated by the Agreement and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such transaction.

Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the $76.00 per Share in cash to be received by the holders of Shares (other than Dexia and White Mountains) pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,



/s/ Goldman, Sachs & Co.
------------------------
(GOLDMAN, SACHS & CO.)